Filed electronically with the Securities and Exchange Commission on December 29, 2000.

                                                              File No.  33-86070
                                                              File No.  811-8606

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                             /___/
                           Pre-Effective Amendment No                      /___/
                         Post-Effective Amendment No. 11                   / X /
                                                      --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /___/

                                Amendment No. 13                           / X /
                                              ---


                             Scudder Pathway Series
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                             Two International Place
                            ------------------------
                        Boston, Massachusetts 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                        Scudder Kemper Investments, Inc.
                  Two International Place, Boston MA 02110-4103
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/  Immediately upon filing pursuant to paragraph  ( b )
/ X /  On December 29, 2000 pursuant to paragraph ( b )
/___/  60 days after filing pursuant to paragraph ( a ) ( 1 )
/___/  On ___________pursuant to paragraph ( a ) ( 1 )
/___/  75 days after filing pursuant to paragraph ( a ) ( 2 )
/___/  On ___________ pursuant to paragraph ( a ) ( 2 ) of Rule 485.

     If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                    SCUDDER
                                                                INVESTMENTS (SM)
                                                                     [LOGO]


-----------------------
ASSET ALLOCATION
-----------------------

Class AARP and Class S Shares

Scudder
Pathway Series

Conservative Portfolio

Moderate Portfolio
(formerly known as Balanced Portfolio)

Growth Portfolio



Prospectus
December 29, 2000


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Portfolios Work              How to Invest in the Portfolios

     4  Conservative Portfolio           22  How to Buy, Sell and Exchange
                                             Class AARP Shares
     8  Moderate Portfolio
                                         24  How to Buy, Sell and Exchange
    12  Growth Portfolio                     Class S Shares

    16  Other Policies and Risks         26  Policies You Should Know
                                             About
    17  Who Manages and Oversees
        the Portfolios                   30  Understanding Distributions
                                             and Taxes
    18  Financial Highlights

  How the Portfolios Work

  These portfolios use an asset allocation strategy, dividing their assets among different types of investments. All three portfolios invest in other Scudder funds. Each portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of funds. Because the underlying funds hold a range of securities, an investment in a portfolio may offer exposure to thousands of individual securities.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

  This prospectus offers two classes of shares for each of the portfolios described. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

  You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.scudder.com.

--------------------------------------------------------------------------------
                                                      |  Class AARP     Class S
                                       ticker symbol  |  APWCX          SCPCX
                                         fund number  |  180            080

Conservative Portfolio
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

60% Bond funds
40% Equity funds

Bond funds        50%-70%

Equity funds      30%-50%

Main Risks of Investing in the Fund

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Bonds could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

The portfolio is also affected by how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of three to five years and are interested in a relatively conservative asset allocation investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the portfolio's Class S shares and three broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Scudder Pathway Series: Conservative Portfolio
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997                                14.36
1998                                5.63
1999                                2.84


2000 Total Return as of September 30: 3.66%
Best Quarter: 7.47%, Q2 1997               Worst Quarter: -4.93%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                            1 Year            Since Inception*
--------------------------------------------------------------------------------
Class S**                                    2.84                   7.61
--------------------------------------------------------------------------------
Index 1                                     -0.82                   5.25
--------------------------------------------------------------------------------
Index 2                                      4.91                   5.88
--------------------------------------------------------------------------------
Index 3                                     21.04                  25.90
--------------------------------------------------------------------------------
Index 4                                      4.74                   4.94
--------------------------------------------------------------------------------
Index 5                                     26.96                  14.81
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged, market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 2: Treasury Bill 1-year.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 4: Treasury Bill 3-month.

Index 5: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

As of 12/29/2000, the portfolio adopted the Treasury Bill 3-month in place of the Treasury Bill 1-year, as the Treasury Bill 3-month better represents the portfolio's investments.

*        Fund inception: 11/15/96. Index comparisons begin 11/30/96.

** Performance for Class AARP is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S of the portfolio will indirectly bear that portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested.


--------------------------------------------------------------------------------
Fee Table (%)
--------------------------------------------------------------------------------

Range of Average Weighted Expense Ratio
--------------------------------------------------------------------------------
Conservative Portfolio                                0.59% to 1.01%
--------------------------------------------------------------------------------

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Conservative Portfolio        $82          $255           $444          $990
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

--------------------------------------------------------------------------------
                                                      |  Class AARP     Class S
                                       ticker symbol  |  SPWBX          SPBAX
                                         fund number  |  181            081

Moderate Portfolio
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The portfolio seeks a balance of current income and growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

ASSET ALLOCATION

The portfolio's target allocation is as follows: 60% Equity funds 40% Bond funds The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds      50%-70%

Bond funds        30%-50%

Main Risks of Investing in the Fund

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

The portfolio is also affected by the performance of bonds, which could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This fund is designed for investors who have a time horizon of five to ten years and are interested in a balanced asset allocation investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the portfolio's Class S shares and four broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Scudder Pathway Series: Moderate Portfolio
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997                                13.33
1998                                7.64
1999                                16.66


2000 Total Return as of September 30: 0.56%
Best Quarter: 12.53%, Q4 1999                 Worst Quarter: -10.26%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------

                                            1 Year            Since Inception*
--------------------------------------------------------------------------------
Class S**                                   16.66                  12.40
--------------------------------------------------------------------------------
Index 1                                     21.04                  25.90
--------------------------------------------------------------------------------
Index 2                                     26.96                  14.81
--------------------------------------------------------------------------------
Index 3                                     -0.82                   5.25
--------------------------------------------------------------------------------
Index 4                                     21.26                  13.65
--------------------------------------------------------------------------------
Index 5                                      4.74                   4.94
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

Index 3: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 4: Russell 2000 Index, an unmanaged measure of the 2000 companies that typically have a market capitalization less than $2 billion.

Index 5: Treasury Bill 3-month.

*        Fund inception: 11/15/96. Index comparisons begin 11/30/96.

** Performance for Class AARP is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S of the portfolio will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested.


--------------------------------------------------------------------------------
Fee Table (%)
--------------------------------------------------------------------------------

Range of Average Weighted Expense Ratio
--------------------------------------------------------------------------------
Moderate Portfolio                                    0.73% to 1.11%
--------------------------------------------------------------------------------

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Moderate Portfolio            $94          $293           $509         $1,131
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

--------------------------------------------------------------------------------
                                                      |  Class AARP     Class S
                                       ticker symbol  |  APWGX          SPGRX
                                         fund number  |  182            082

Growth Portfolio
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

ASSET ALLOCATION

The portfolio's target allocation is as follows: 85% Equity funds 15% Bond funds The managers have the flexibility to adjust this allocation within the following ranges:

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity funds       75%-95%

Bond funds          5%-25%

Main Risks of Investing in the Fund

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Because the portfolio invests some of its assets in bond funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's bond component means that its performance could be hurt somewhat by poor performance in the bond market.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

This portfolio is designed for investors with a long-term time horizon -- ten years or more -- who are interested in taking an asset allocation approach to growth investing.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the portfolio's Class S shares and five broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Scudder Pathway Series: Growth Portfolio
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class S
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


         1997          14.93
         1998           9.60
         1999          35.24

2000 Total Return as of September 30: -2.27%
Best Quarter: 21.81%, Q4 1999                 Worst Quarter: -15.06%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                            1 Year            Since Inception*
--------------------------------------------------------------------------------
Class S**                                   35.24                  19.24
--------------------------------------------------------------------------------
Index 1                                     33.16                  32.17
--------------------------------------------------------------------------------
Index 2                                     26.96                  14.81
--------------------------------------------------------------------------------
Index 3                                     21.26                  13.65
--------------------------------------------------------------------------------
Index 4                                     21.04                  25.90
--------------------------------------------------------------------------------
Index 5                                     -0.82                   5.25
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged measure of 1000 companies with higher price-to-book and higher forecasted growth values.

Index 2: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

Index 3: Russell 2000 Index, an unmanaged measure of the 2000 companies that typically have a market capitalization less than $2 billion.

Index 4: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 5: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage backed securities.

As of 12/29/2000, the portfolio adopted the S&P 500 Index and the Lehman Brothers Aggregate Bond Index in place of the Russell 1000 Growth Index, as the S&P 500 Index and the Lehman Brothers Aggregate Bond Index better represent the portfolio's investments.

*        Fund inception: 11/15/96. Index comparisons begin 11/30/96.

** Performance for Class AARP is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S of the portfolio will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested.


--------------------------------------------------------------------------------
Fee Table (%)
--------------------------------------------------------------------------------
Range of Average Weighted Expense Ratio
--------------------------------------------------------------------------------
Growth Portfolio                                      0.47% to 1.22%
--------------------------------------------------------------------------------

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Your actual costs could be higher or lower than this example.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Growth Portfolio              $86          $270           $470         $1,045
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions and that you sold your shares at the end of each period.

Other Policies and Risks
While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a portfolio's Board could change that portfolio's investment goal without seeking shareholder approval.

o As a temporary measure, any of these portfolios could shift up to 100% of their assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o While certain underlying funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers of those funds don't intend to use them as principal investments, and may not use them at all.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on each portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor does not receive any fees for managing the portfolios, but does receive fees as investment advisor to each underlying fund.

The portfolio managers

The following people handle the day-to-day management of each portfolio.


Donald E. Hall                        Shahram Tajbakhsh
Lead Portfolio Manager                o Began investment career
 o Began investment career in 1982      in 1991
 o Joined the advisor in 1982         o Joined the advisor in 1996
 o Joined the fund team in 2000       o Joined the fund team in 1999

Maureen F. Allyn
 o Began investment career in 1989
 o Joined the advisor in 1989
 o Joined the fund team in 1996

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each portfolio's financial statements, is included in the portfolios' annual report (see "Shareholder reports" on the back cover).

Effective September 25, 2000, existing shares of the Conservative Portfolio and Growth Portfolio and effective October 2, 2000, existing shares of the Moderate Portfolio were redesignated as Class S. Because Class AARP shares became available September 25, 2000 for the Conservative Portfolio and Growth Portfolio and October 2, 2000 for the Moderate Portfolio, there is no financial data for these shares as of the date of this prospectus.

Scudder Pathway Series: Conservative Portfolio -- Class S

--------------------------------------------------------------------------------
Years Ended August 31,                      2000      1999     1998(b)   1997(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period      $12.45    $12.28    $13.27    $12.00
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                   .65(a)    .57(a)    .51(a)       .39
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions          .23       .36     (.63)      1.36
                                          --------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           .88       .93     (.12)      1.75
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                    (.65)     (.55)     (.57)     (.33)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                             (.21)     (.21)     (.30)     (.15)
                                          --------------------------------------
--------------------------------------------------------------------------------
  Total distributions                      (.86)     (.76)     (.87)     (.48)
--------------------------------------------------------------------------------
Net asset value, end of period            $12.47    $12.45    $12.28    $13.27
                                          --------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (d)                        7.39      7.62     (1.10)**  14.99**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        29        28        29        17
--------------------------------------------------------------------------------
Ratio of expenses (%) (e)                     --        --        --        --
--------------------------------------------------------------------------------
Ratio of net investment income (%)          5.30      4.45      4.21*     3.67*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   26        28        32*       42*
--------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the advisor had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Scudder Pathway Series: Moderate Portfolio-- Class S

--------------------------------------------------------------------------------
Years Ended August 31,                       2000     1999     1998(b)   1997(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period       $13.42   $12.06    $13.56    $12.00
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                    .45(a)   .38(a)    .39(a)       .37
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                 1.60     1.79    (1.26)      1.59
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           2.05     2.17     (.87)      1.96
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                     (.48)    (.38)     (.42)     (.33)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              (.69)    (.43)     (.21)     (.07)
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total distributions                      (1.17)    (.81)     (.63)     (.40)
--------------------------------------------------------------------------------
Net asset value, end of period             $14.30   $13.42    $12.06    $13.56
                                           -------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (d)                        15.65    18.27    (6.78)**  16.67**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        258      247       222       192
--------------------------------------------------------------------------------
Ratio of expenses (%) (e)                      --       --        --        --
--------------------------------------------------------------------------------
Ratio of net investment income (%)           3.23     2.88     3.15*     2.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    28       24       28*       24*
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998 the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the advisor had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Scudder Pathway Series: Growth Portfolio -- Class S

--------------------------------------------------------------------------------
Years Ended August 31,                       2000     1999     1998(b)   1997(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period       $15.33   $12.17    $14.15    $12.00
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                    .29(a)   .18(a)    .23(a)       .29
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                 3.41     3.61    (1.74)      2.15
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total from investment operations           3.70     3.79    (1.51)      2.44
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                     (.29)    (.20)     (.21)     (.16)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              (.89)    (.43)     (.26)     (.13)
                                           -------------------------------------
--------------------------------------------------------------------------------
  Total distributions                      (1.18)    (.63)     (.47)     (.29)
--------------------------------------------------------------------------------
Net asset value, end of period             $17.85   $15.33    $12.17    $14.15
                                           -------------------------------------
--------------------------------------------------------------------------------
Total Return (%) (d)                        24.24    31.69    (10.94)** 20.79**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        128       94        64        50
--------------------------------------------------------------------------------
Ratio of expenses (%) (e)                      --       --        --        --
--------------------------------------------------------------------------------
Ratio of net investment income (%)           1.67     1.26     1.78*     2.09*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    27       28       24*       15*
--------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) For the eleven months ended August 31, 1998. On August 12, 1998, the Trustees of the Portfolio changed the fiscal year end from September 30 to August 31.

(c) For the period November 15, 1996 (commencement of operations) to September 30, 1997.

(d) Total return would have been lower if the advisor had not maintained some Underlying Funds' expenses.

(e) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

  How to Invest in the Portfolios

  The following pages tell you how to invest in these portfolios and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

  As noted earlier, there are two classes of shares of each portfolio available through this prospectus. The instructions for buying and selling each class are slightly different.

  Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

-------------------------------------------------------------------------------------------------------------------------------
First investment                                             Additional investments
-------------------------------------------------------------------------------------------------------------------------------
$1,000 or more for regular accounts                          $50 or more with an Automatic Investment Plan, Payroll
                                                             Deduction or Direct Deposit
$500 or more for IRAs
-------------------------------------------------------------------------------------------------------------------------------
By mail

o For enrollment forms, call 1-800-253-2277                  Send a personalized investment slip or short note that
                                                             includes:
o Fill out and sign an enrollment form
                                                             o  fund and class name
o Send it to us at the appropriate address, along
  with an investment check                                   o  account number

                                                             o  check payable to "The AARP Investment Program"
-------------------------------------------------------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions                       o  Call 1-800-253-2277 for instructions
-------------------------------------------------------------------------------------------------------------------------------
By phone

--                                                           o  Call 1-800-253-2277 for instructions
-------------------------------------------------------------------------------------------------------------------------------
With an automatic investment plan

o  Fill in the information required on your                  o  To set up regular investments from a bank checking
  enrollment form and include a voided check                    account, call 1-800-253-2277 (minimum $50)
-------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your                     o  Once you specify a dollar amount (minimum $50),
  enrollment form and submit it. You will receive               investments are automatic.
  further instructions by mail.
-------------------------------------------------------------------------------------------------------------------------------
Using QuickBuy

--                                                           o  Call 1-800-253-2277
-------------------------------------------------------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to Open an                 o  Call 1-800-253-2277 to ensure you have electronic
  Account" at aarp.scudder.com                                  services

o Print out a prospectus and an enrollment form              o  Register at aarp.scudder.com

o Complete and return the enrollment form with               o  Follow the instructions for buying shares with money
  your check                                                    from your bank account
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Regular mail: The AARP Investment Program,
  First investment: PO Box 219735, Kansas City, MO 64121-9735
  Additional investments: PO Box 219743, Kansas City, MO 64121-9743

  Express, registered or certified mail:
  The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------------------------------------------------
Exchanging into another fund                            Selling shares
--------------------------------------------------------------------------------------------------------------------------
$1,000 or more to open a new account ($500 or           Some transactions, including most for over $100,000,
more for IRAs)                                          can only be ordered in writing; if you're in
                                                        doubt, see page 28
--------------------------------------------------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions                  o  Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800- 631-4636 and follow the                   o  Call 1-800-631-4636 and follow the instructions
  instructions
--------------------------------------------------------------------------------------------------------------------------
By mail or fax (see previous page)

Your instructions should include:                       Your instructions should include:

o your account number                                   o  your account number

o  names of the funds, class and number of              o  names of the funds, class and number of shares or
  shares or dollar amount you want to exchange             dollar amount you want to redeem
--------------------------------------------------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                                      o  To set up regular cash payments from an account,
                                                           call 1-800-253-2277
--------------------------------------------------------------------------------------------------------------------------
Using QuickSell

--                                                      o  Call 1-800-253-2277
--------------------------------------------------------------------------------------------------------------------------
On the Internet                                         --

o  Register at aarp.scudder.com

o Go to "services and forms"

o Follow the instructions for making on-line
  exchanges
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 To reach us:   o  Web site aarp.scudder.com
                o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m.
                   EST
                o  Confidential fax line 1-800-821-6234, always open
                o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP     o  AARP Lump Sum Service For planning and setting up a lump
 Services          sum distribution.
                o  AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs
                o  AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress
                o  For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

----------------------------------------------------------------------------------------------------------------------------
First investment                                           Additional investments
----------------------------------------------------------------------------------------------------------------------------
$2,500 or more for regular accounts                        $100 or more for regular accounts

$1,000 or more for IRAs                                    $50 or more for IRAs

                                                           $50 or more with an Automatic Investment Plan
----------------------------------------------------------------------------------------------------------------------------
By mail or express (see below)

o Fill out and sign an application                         Send a Scudder investment slip or short note that
                                                           includes:
o Send it to us at the appropriate address,
  along with an investment check                           o  fund and class name

                                                           o  account number

                                                           o  check payable to "The Scudder Funds"
----------------------------------------------------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions                      o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------------------------------------------------
By phone

--                                                         o  Call 1-800-SCUDDER for instructions
----------------------------------------------------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your application              o  To set up regular investments from a bank
  and include a voided check                                  checking account, call 1-800-SCUDDER (minimum $50)
----------------------------------------------------------------------------------------------------------------------------
Using QuickBuy

--                                                         o  Call 1-800-SCUDDER
----------------------------------------------------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at www.scudder.com              o  Call 1-800-SCUDDER to ensure you have electronic
                                                              services
o Print out a prospectus and a new account
  application                                              o  Register at www.scudder.com

o Complete and return the application with your            o  Follow the instructions for buying shares with
  check                                                       money from your bank account
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Regular mail:
  First investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669 Additional investments: The Scudder Funds, PO Box 219664, Kansas
  City, MO 64121-9664

  Express, registered or certified mail:
  The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares   Use these instructions to exchange or sell
shares in an account opened directly with Scudder.

-----------------------------------------------------------------------------------------------------------------------------
Exchanging into another fund                                Selling shares
-----------------------------------------------------------------------------------------------------------------------------
$2,500 or more to open a new account ($1,000 or             Some transactions, including most for over $100,000,
more for IRAs)                                              can only be ordered in writing; if you're in doubt,
                                                            see page 28
$100 or more for exchanges between existing
accounts
-----------------------------------------------------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions                       o  Call 1-800-SCUDDER for instructions
-----------------------------------------------------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the instructions           o  Call 1-800-343-2890 and follow the instructions
-----------------------------------------------------------------------------------------------------------------------------
By mail, express or fax (see previous page)

Your instructions should include:
                                                            Your instructions should include:
o the fund, class, and account number you're
  exchanging out of                                         o  the fund, class and account number from which you
                                                               want to sell shares
o the dollar amount or number of shares you want
  to exchange                                               o  the dollar amount or number of shares you want to
                                                               sell
o the name and class of the fund you want to
  exchange into                                             o  your name(s), signature(s) and address, as they
                                                               appear on your account
o your name(s), signature(s), and address, as they
  appear on your account                                    o  a daytime telephone number

o a daytime telephone number
-----------------------------------------------------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                                          o  To set up regular cash payments from a Scudder
                                                               account, call 1-800-SCUDDER
-----------------------------------------------------------------------------------------------------------------------------
Using QuickSell

--                                                          o  Call 1-800-SCUDDER
-----------------------------------------------------------------------------------------------------------------------------
On the Internet

o Register at www.scudder.com                               --

o Follow the instructions for making on-line
  exchanges
-----------------------------------------------------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each portfolio's Class AARP and Class S shares. Each portfolio does have other share classes, which are described in a separate prospectus and which have different fees, requirements, and services.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
----------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line,
at 1-800-631-4636
----------------------------------------------------------------------

For Class S shares
----------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
----------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The portfolios can only accept wires of $100 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or www.scudder.com (Class S).

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the portfolios calculate share prices

For each share class of each portfolio, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of each portfolio uses the following equation:


      TOTAL ASSETS - TOTAL LIABILITIES
   --------------------------------------  = NAV
     TOTAL NUMBER OF SHARES OUTSTANDING

The assets of each share class of each portfolio consist primarily of the underlying Scudder funds, which are valued at their respective net asset values at the time of computation.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the portfolio's Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

Because certain underlying funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o for Class AARP and Class S shareholders, close your account and send you the proceeds if your balance falls below $1,000; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

The Conservative and Moderate Portfolios intend to pay dividends and distributions to their shareholders quarterly, in March, June, September and December. The Growth Portfolio intends to pay dividends and distributions annually in December. If necessary, the portfolios may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling portfolio shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING
PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the portfolio earnings you receive, and your own portfolio transactions, generally depends on their type:


Generally taxed at ordinary income rates
----------------------------------------------------------------------
o short-term capital gains from selling portfolio shares
----------------------------------------------------------------------
o taxable income dividends you receive from a portfolio
----------------------------------------------------------------------
o short-term capital gains distributions you receive from a portfolio
----------------------------------------------------------------------
Generally taxed at capital gains rates
----------------------------------------------------------------------
o long-term capital gains from selling portfolio shares
----------------------------------------------------------------------
o long-term capital gains distributions you receive from a portfolio

Each portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a portfolio pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the portfolio declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. For each portfolio, they also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


AARP Investment
Program from Scudder    Scudder Funds           SEC
---------------------------------------------------------------------
PO Box 219735           PO Box 219669           450 Fifth Street, N.W.
Kansas City, MO         Kansas City, MO         Washington, D.C.
64121-9735              64121-9669              20549-6009
---------------------------------------------------------------------
1-800-253-2277          1-800-SCUDDER           1-202-942-8090
---------------------------------------------------------------------
aarp.scudder.com        www.scudder.com         www.sec.gov
---------------------------------------------------------------------


SEC File Number        811-8606

                                                                SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

     December 29, 2000

Prospectus

                                                          Scudder Pathway Series

                                                          Conservative Portfolio

                                                              Moderate Portfolio
                                          (formerly known as Balanced Portfolio)

                                                                Growth Portfolio

                                                      Advisor Classes A, B and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

    How the Portfolios Work                     How to Invest in the Portfolios

     4  Conservative Portfolio                  22  Choosing a Share Class

     9  Moderate Portfolio                      27  How to Buy Shares

    14  Growth Portfolio                        28  How to Exchange or Sell
                                                    Shares
    19  Other Policies and Risks
                                                29  Policies You Should Know
    20  Who Manages and Oversees                    About
        the Portfolios
                                                34  Understanding Distributions
                                                    and Taxes

How the Portfolios Work

These portfolios use an asset allocation strategy, dividing their assets among different types of investments. All three portfolios invest in other Scudder funds. Each portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of funds. Because the underlying funds hold a range of securities, an investment in a portfolio may offer exposure to thousands of individual securities.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C
                                fund number     480         680         780

Conservative Portfolio
--------------------------------------------------------------------------------

The Portfolio's Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT POINTS IN THE TABLE BELOW.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

60% Bond funds
40% Equity funds

The managers have the flexibility to adjust this allocation within the following ranges:

Bond funds     50%-70%
Equity funds   30%-50%

Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Bonds could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

The portfolio is also affected by how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o     derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of three to five years and are interested in a relatively conservative asset allocation investment.

The Portfolio's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with three broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge of that class. Class S shares are offered in a different prospectus.

Scudder Pathway Series: Conservative Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year               Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         1997          14.05
         1998           5.34
         1999           2.55

2000 Total Return as of September 30: 3.45%
Best Quarter: 7.40%, Q2 1997               Worst Quarter: -5.00%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                     1 Year                Since Inception*
--------------------------------------------------------------------------------
Class A                               -3.34                      5.23
--------------------------------------------------------------------------------
Class B                               -1.32                      5.69
--------------------------------------------------------------------------------
Class C                                1.76                      6.39
--------------------------------------------------------------------------------
Index 1                               -0.82                      5.25
--------------------------------------------------------------------------------
Index 2                                4.91                      5.88
--------------------------------------------------------------------------------
Index 3                               21.04                     25.90
--------------------------------------------------------------------------------
Index 4                                4.74                      4.94
--------------------------------------------------------------------------------
Index 5                               26.96                     14.81
--------------------------------------------------------------------------------

Index 1: Lehman Brothers Aggregate Bond Index, an unmanaged, market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 2: Treasury Bill 1-year.

Index 3: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 4: Treasury Bill 3-month.

Index 5: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

*     Fund inception: 11/15/96. Index comparisons begin 11/30/96.

As of 12/29/2000, the portfolio adopted the Treasury Bill 3-month in place of the Treasury Bill 1-year, as the Treasury Bill 3-month better represents the portfolio's investments.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The portfolio does not directly bear any fees or expenses other than distribution/service fees. However, the portfolio's shareholders will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested. The range of the average weighted expense ratio is set forth below.

--------------------------------------------------------------------------------
Fee Table                                    Class A        Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)               5.75%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                 --            --           --
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Other Expenses                                 --            --           --
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Range of Average Weighted Expense Ratio                       0.59% to 1.01%
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
Example                      1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $676         $890        $1,121       $1,784
--------------------------------------------------------------------------------
Class B shares                583          866         1,175        1,738
--------------------------------------------------------------------------------
Class C shares                283          566           975        2,116
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $676         $890        $1,121       $1,784
--------------------------------------------------------------------------------
Class B shares                183          566           975        1,738
--------------------------------------------------------------------------------
Class C shares                183          566           975        2,116
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C
                                 fund number     481         681         781

Moderate Portfolio
--------------------------------------------------------------------------------

The Portfolio's Investment Strategy

The portfolio seeks a balance of current income and growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT POINTS IN THE TABLE BELOW.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

60% Equity funds
40% Bond funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds 50%-70%
Bond funds   30%-50%

Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains.

The portfolio is also affected by the performance of bonds, which could be hurt by rises in market interest rates. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

o     derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who have a time horizon of five to ten years and are interested in a balanced asset allocation investment.

The Portfolio's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with four broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge of that class. Class S shares are offered in a different prospectus.

Scudder Pathway Series: Moderate Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         1997          13.02
         1998           7.34
         1999          16.34

2000 Total Return as of September 30: 0.35%
Best Quarter: 12.45%, Q4 1999              Worst Quarter: -10.32%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                     1 Year                Since Inception*
--------------------------------------------------------------------------------
Class A                                9.65                      9.85
--------------------------------------------------------------------------------
Class B                               11.95                     10.32
--------------------------------------------------------------------------------
Class C                               15.44                     11.05
--------------------------------------------------------------------------------
Index 1                               21.04                     25.90
--------------------------------------------------------------------------------
Index 2                               26.96                     14.81
--------------------------------------------------------------------------------
Index 3                               -0.82                      5.25
--------------------------------------------------------------------------------
Index 4                               21.26                     13.65
--------------------------------------------------------------------------------
Index 5                                4.74                      4.94
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

Index 3: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 4: Russell 2000 Index, an unmanaged measure of the 2000 companies that typically have a market capitalization less than $2 billion.

Index 5: Treasury Bill 3-month

*     Fund inception: 11/15/96. Index comparisons begin 11/30/96.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The portfolio does not directly bear any fees or expenses other than distribution/service fees. However, the portfolio's shareholders will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested. The range of the average weighted expense ratio is set forth below.

--------------------------------------------------------------------------------
Fee Table                                    Class A        Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)               5.75%         None         None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                 --            --           --
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Other Expenses                                 --            --           --
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Range of Average Weighted Expense Ratio                       0.73% to 1.11%
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
                             1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $687         $925        $1,182       $1,914
--------------------------------------------------------------------------------
Class B shares                595          903         1,237        1,869
--------------------------------------------------------------------------------
Class C shares                295          603         1,037        2,243
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $687         $925        $1,182       $1,914
--------------------------------------------------------------------------------
Class B shares                195          603         1,037        1,869
--------------------------------------------------------------------------------
Class C shares                195          603         1,037        2,243
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C
                                 fund number     482         682         782

Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation, and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, looking at the outlooks for various securities markets and segments of those markets. Based on the desired exposure to particular investments, the managers then decide which funds to use as underlying funds and how much to invest in each fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, money market instruments, and others. These securities are mainly from U.S. issuers but may, to a more limited extent, be from foreign issuers.

The managers of the underlying funds may adjust the duration (a measure of sensitivity to interest rates) of a fund's bond allocation depending on their outlook for interest rates, and the portfolio's allocation among the underlying funds may similarly be adjusted.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT POINTS IN THE TABLE BELOW.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

85% Equity funds
15% Bond funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds  75%-95%
Bond funds     5%-25%

Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money, or make the portfolio perform less well than other investments.

One of the most important factors is how stock markets perform -- something that depends on many influences, including economic, political, and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. There is also the risk that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Because the portfolio invests some of its assets in bond funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's bond component means that its performance could be hurt somewhat by poor performance in the bond market.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be wrong in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters

o     derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors with a long-term time horizon -- ten years or more -- who are interested in taking an asset allocation approach to growth investing.

The Portfolio's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how portfolio performance compares with five broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and each index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The share classes offered in this prospectus -- Classes A, B and C -- are newly offered. In the bar chart, the performance figures for Class A are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. The bar chart does not reflect sales loads; if it did, returns would be lower. In the table, the performance figures for each share class are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge of that class. Class S shares are offered in a different prospectus.

Scudder Pathway Series: Growth Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year              Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

         1997          14.62
         1998           9.30
         1999          34.87

2000 Total Return as of September 30: -2.47%
Best Quarter: 21.72%, Q4 1999              Worst Quarter: -15.12%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                     1 Year                Since Inception*
--------------------------------------------------------------------------------
Class A                               27.12                     16.45
--------------------------------------------------------------------------------
Class B                               29.78                     16.95
--------------------------------------------------------------------------------
Class C                               33.83                     17.73
--------------------------------------------------------------------------------
Index 1                               33.16                     32.17
--------------------------------------------------------------------------------
Index 2                               26.96                     14.81
--------------------------------------------------------------------------------
Index 3                               21.26                     13.65
--------------------------------------------------------------------------------
Index 4                               21.04                     25.90
--------------------------------------------------------------------------------
Index 5                               -0.82                      5.25
--------------------------------------------------------------------------------

Index 1: Russell 1000 Growth Index, an unmanaged measure of 1000 companies with higher price-to-book and higher forecasted growth values.

Index 2: MSCI EAFE, an unmanaged capitalization-weighted measure of international stock markets.

Index 3: Russell 2000 Index, an unmanaged measure of the 2000 companies that typically have a market capitalization less than $2 billion.

Index 4: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 5: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

*     Fund inception: 11/15/96. Index comparisons begin 11/30/96.

As of 12/29/2000, the portfolio adopted the S&P 500 Index and the Lehman Brothers Aggregate Bond Index in place of the Russell 1000 Growth Index, as the S&P 500 Index and the Lehman Brothers Aggregate Bond Index better represent the portfolio's investments.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. The portfolio does not directly bear any fees or expenses other than distribution/service fees. However, the portfolio's shareholders will indirectly bear the portfolio's pro rata share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested. The range of the average weighted expense ratio is set forth below.

--------------------------------------------------------------------------------
Fee Table                                    Class A        Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75%         None         None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*         4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                 --            --           --
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Other Expenses**                               --            --           --
--------------------------------------------------------------------------------
Total Annual Operating Expenses               0.25%         1.00%        1.00%
--------------------------------------------------------------------------------
Range of Average Weighted Expense Ratio                       0.47% to 1.22%
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

The example below shows an approximate estimate of the expenses that might apply to your investment of $10,000 in the portfolio over 1, 3, 5 and 10 years. Actual costs could be higher or lower than this example.

--------------------------------------------------------------------------------
                             1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares               $680         $903        $1,144       $1,833
--------------------------------------------------------------------------------
Class B shares                587          880         1,198        1,793
--------------------------------------------------------------------------------
Class C shares                287          580           998        2,164
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares               $680         $903        $1,144       $1,833
--------------------------------------------------------------------------------
Class B shares                187          580           998        1,793
--------------------------------------------------------------------------------
Class C shares                187          580           998        2,164
--------------------------------------------------------------------------------

The example assumes 5% annual returns, expenses calculated at the midpoint of the current expense range and reinvestment of all dividends and distributions.

Other Policies and Risks

While the portfolio-by-portfolio sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a portfolio's Board could change that portfolio's investment goal without seeking shareholder approval.

o As a temporary measure, any of these portfolios could shift up to 100% of their assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio was not pursuing its goal.

o While certain underlying funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers of those funds don't intend to use them as principal investments, and may not use them at all.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, as well as the list of underlying funds, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

The portfolios' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor does not receive any fees for managing the portfolios, but does receive fees as investment advisor to each underlying fund.

The portfolio managers

The following people handle the day-to-day management of each portfolio.

Donald E. Hall
Lead Portfolio Manager
o     Began investment career in 1982
o     Joined the advisor in 1982
o     Joined the fund team in 2000

Maureen F. Allyn
o     Began investment career in 1989
o     Joined the advisor in 1989
o     Joined the fund team in 1996

Shahram Tajbakhsh
o     Began investment career in 1991
o     Joined the advisor in 1996
o     Joined the fund team in 1999

How to Invest in the Portfolios

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each portfolio. The portfolios offer other classes of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges with a range of up to     o Some investors may be able to reduce
  5.75%, charged when you buy shares        or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o 0.25% service fee                         Class C
--------------------------------------------------------------------------------
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                             to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 1.00% distribution/service fee
--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% distribution/service fee
--------------------------------------------------------------------------------

Class A shares

Class A shares do have a 12b-1 plan, under which a service fee of 0.25% is deducted from portfolio assets each year. Class A shares have a sales charge that varies with the amount you invest:

                            Sales charge as a            Sales charge as % of
Your investment             % of offering price          your net investment
--------------------------------------------------------------------------------
Up to $50,000               5.75%                        6.10%
--------------------------------------------------------------------------------
$50,000-$99,999             4.50                         4.71
--------------------------------------------------------------------------------
$100,000-$249,999           3.50                         3.63
--------------------------------------------------------------------------------
$250,000-$499,999           2.60                         2.67
--------------------------------------------------------------------------------
$500,000-$999,999           2.00                         2.04
--------------------------------------------------------------------------------
$1 million or more          See below and next page
--------------------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o     reinvesting dividends or distributions

o     investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The portfolios may waive the sales charges for investors in other situations as well. Your financial representative or Kemper Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the portfolio. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from portfolio assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares                  CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                    4.00%
--------------------------------------------------------------------------------
Second or third year                          3.00
--------------------------------------------------------------------------------
Fourth or fifth year                          2.00
--------------------------------------------------------------------------------
Sixth year                                    1.00
--------------------------------------------------------------------------------
Seventh year and later                        None (automatic conversion
                                              to Class A)
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges. However, Class C shares do have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from portfolio assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares                   CDSC on shares you sell
--------------------------------------------------------------------------------
First year                                     1.00%
--------------------------------------------------------------------------------
Second year and later                          None
--------------------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper Service Company can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Kemper
                                            Funds" and an investment slip to us
o Send it to us at the appropriate          at the appropriate address below
  address, along with an investment
  check                                   o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call (800)
                                            621-1048 (minimum $50)
--------------------------------------------------------------------------------
On the Internet

--                                        o Go to www.kemper.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail:
Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($250 for IRAs)                           over $50,000, can only be ordered in
                                          writing with a signature guarantee; if
$100 or more for exchanges between        you're in doubt, see page 41
existing accounts
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the      o Contact your representative by the
  method that's most convenient for         method that's most convenient for
  you                                       you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the portfolio, class and account        o the portfolio, class and account
  number you're exchanging out of           number from which you want to sell
                                            shares
o the dollar amount or number of shares
  you want to exchange                    o the dollar amount or number of
                                            shares you want to sell
o the name and class of the
  portfolio/fund you want to exchange     o your name(s), signature(s) and
  into                                      address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With a systematic exchange plan

o To set up regular exchanges from a      --
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With a systematic withdrawal plan

--                                        o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Go to www.kemper.com and register       --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each portfolio's Class A, Class B and Class C shares. Each portfolio does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Scudder or Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Scudder or Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The portfolios can only send or accept wires of $100 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o     the death or disability of an account owner (including a joint owner)

o     withdrawals made through a systematic withdrawal plan

o     withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper Service Company can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund offering multiple classes or a Kemper fund and then decide to invest with Scudder or Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder or Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder or Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper Service Company or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the portfolios calculate share prices

The price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES / TOTAL NUMBER OF SHARES OUTSTANDING = NAV

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing a Share Class").

Because certain underlying funds invest in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days when the portfolios don't price their shares.

The assets of each share class of each portfolio consist primarily of the underlying Scudder funds, which are valued at their respective net asset values at the time of computation.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a portfolio's Board. In such a case, the portfolio's value for a security is likely to be different from quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

The Conservative and Moderate Portfolios intend to pay dividends and distributions to their shareholders quarterly, in March, June, September and December. The Growth Portfolio intends to pay dividends and distributions annually in December. If necessary, the portfolios may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling portfolio shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the portfolio earnings you receive, and your own portfolio transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling portfolio shares
--------------------------------------------------------------------------------
o taxable income dividends you receive from a portfolio
--------------------------------------------------------------------------------
o short-term capital gains distributions you receive from a portfolio
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling portfolio shares
--------------------------------------------------------------------------------
o long-term capital gains distributions you receive from a portfolio
--------------------------------------------------------------------------------

Each portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a portfolio pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the portfolio declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the portfolios' management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolios' financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents, please contact Kemper or the SEC (see below). If you're a shareholder and have questions, please contact Kemper. Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC                                               Scudder Funds c/o
450 Fifth Street, N.W.                            Kemper Distributors, Inc.
Washington, DC 20549-0102                         222 South Riverside Plaza
www.sec.gov                                       Chicago, IL 60606-5808
Tel (202) 942-8090                                www.kemper.com
                                                  Tel (800) 621-1048

SEC File Number
Scudder Pathway Series                            811-8606

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

                             SCUDDER PATHWAY SERIES
                             Two International Place
                           Boston, Massachusetts 02110

               Scudder Pathway Series is a professionally managed,
                 open-end investment company which offers three
                             investment portfolios.

                             CONSERVATIVE PORTFOLIO
                               MODERATE PORTFOLIO
                                GROWTH PORTFOLIO


                             CLASS AARP AND CLASS S







--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                December 29, 2000



--------------------------------------------------------------------------------



This combined Statement of Additional Information is not a prospectus. The combined prospectus of Scudder Pathway Series Portfolios dated December 29, 2000, as amended from time to time, may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Report to Shareholders of each Portfolio dated August 31, 2000 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                                                                  Page


SCUDDER PATHWAY SERIES' INVESTMENT OBJECTIVES AND POLICIES............................................................1
         General Investment Objectives and Policies...................................................................1
         Master/feeder structure......................................................................................2
         Investment of Uninvested Cash Balances.......................................................................2
         The Underlying Scudder Funds.................................................................................2
         Risk Factors of Underlying Scudder Funds....................................................................23
         Investment Restrictions of the Portfolios...................................................................23

PURCHASES............................................................................................................24
         Additional Information About Opening An Account.............................................................24
         Minimum Balances............................................................................................25
         Additional Information About Making Subsequent Investments..................................................26
         Additional Information About Making Subsequent Investments by QuickBuy......................................26
         Checks......................................................................................................26
         Wire Transfer of Federal Funds..............................................................................27
         Share Price.................................................................................................27
         Share Certificates..........................................................................................27
         Other Information...........................................................................................27

EXCHANGES AND REDEMPTIONS............................................................................................28
         Exchanges...................................................................................................28
         Redemption By Telephone.....................................................................................28
         Redemption by QuickSell.....................................................................................29
         Redemption by Mail or Fax...................................................................................30
         Redemption-in-Kind..........................................................................................30
         Other Information...........................................................................................30

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................31
         The No-Load Concept.........................................................................................31
         Internet access.............................................................................................31
         Dividends and Capital Gains Distribution Options............................................................32
         Reports to Shareholders.....................................................................................32
         Transaction Summaries.......................................................................................32

THE SCUDDER FAMILY OF FUNDS..........................................................................................32

SPECIAL PLAN ACCOUNTS................................................................................................34
         Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension Plans for Corporations and
              Self-Employed Individuals..............................................................................34
         Scudder 401(k): Cash or Deferred Profit-Sharing Planfor Corporations and Self-Employed Individuals..........35
         Scudder IRA: Individual Retirement Account..................................................................35
         Scudder Roth IRA: Individual Retirement Account.............................................................35
         Scudder 403(b) Plan.........................................................................................36
         Automatic Withdrawal Plan...................................................................................36
         Group or Salary Deduction Plan..............................................................................36
         Automatic Investment Plan...................................................................................37
         Uniform Transfers/Gifts to Minors Act.......................................................................37

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................37

PERFORMANCE INFORMATION..............................................................................................38
         Average Annual Total Return.................................................................................38
         Cumulative Total Return.....................................................................................38
         Total Return................................................................................................39

TRUST ORGANIZATION...................................................................................................40
         Investment Advisor..........................................................................................41
         AMA InvestmentLinkSM Program................................................................................43

CODE OF ETHICS.......................................................................................................43
         Management Fees of Underlying Scudder Funds.................................................................44




                          TABLE OF CONTENTS (continued)
                                                                                                                  Page

SPECIAL SERVICING AGREEMENT..........................................................................................45

TRUSTEES AND OFFICERS................................................................................................47

REMUNERATION.........................................................................................................50

DISTRIBUTOR..........................................................................................................51

TAXES................................................................................................................51
         Taxation of the Portfolios and Their Shareholders...........................................................51
         Taxation of the Underlying Scudder Funds....................................................................53

PORTFOLIO TRANSACTIONS...............................................................................................54
         Portfolio Turnover..........................................................................................54

NET ASSET VALUE......................................................................................................55

ADDITIONAL INFORMATION...............................................................................................55
         Experts.....................................................................................................55
         Shareholder Indemnification.................................................................................55
         Other Information...........................................................................................55

FINANCIAL STATEMENTS.................................................................................................56

GLOSSARY.............................................................................................................57


           SCUDDER PATHWAY SERIES' INVESTMENT OBJECTIVES AND POLICIES


General Investment Objectives and Policies

Scudder Pathway Series (the "Trust") is an open-end management investment company composed of three separate diversified portfolios (the "Portfolios"), which invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"), according to well-defined investment objectives. The Portfolios may also invest in money market instruments to provide for redemptions and for temporary or defensive purposes. It is impossible to accurately predict how long such alternate strategies may be utilized. Each Portfolio offers a professionally managed, long-term investment program that can serve as a complete investment program or as a core part of a larger portfolio. Achievement of each Portfolio's objective cannot be assured.


As of September 25, 2000 for Conservative Portfolio and Growth Portfolio and as of October 2, 2000 for Moderate Portfolio, this Statement of Additional Information offers two classes of shares to provide investors with different purchase options. Only Class AARP and Class S are offered herein. Each Portfolio has five classes: Class AARP, Class S, Class A, Class B and Class C. Each class has its own important features and policies. In addition, as of the respective dates noted above for each portfolio, all existing shares of Moderate Portfolio, Conservative Portfolio and Growth Portfolio were redesignated Class S shares of their respective portfolios. Shares of Class AARP will be especially designed for members of AARP.

The Portfolios are professionally managed portfolios which allocate their investments among select funds in the Scudder Family of Funds. Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Pathway Series: Conservative Portfolio"), a balance of growth and income ("Pathway Series: Moderate Portfolio") or growth of capital ("Pathway Series: Growth Portfolio"). The Portfolios have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. As has been well documented in the financial press, the proliferation of mutual funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many mutual fund investors realize the value of diversifying their investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal), but need professional management to decide such questions as which mutual funds to select, how much of their assets to commit to each fund and when to allocate their selections. The Portfolios will allow investors to rely on Zurich Scudder Investments, Inc. (the "Advisor") to determine (within clearly explained parameters) the amount to invest in each of several Underlying Scudder Funds and the timing of such investments. The Portfolios may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Investment Company Act of 1940, as amended, (the "1940 Act") requires borrowings to have 300% asset coverage. The Portfolios may each also enter into reverse repurchase agreements.


Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Portfolio's objectives will be met.

The investment objectives of the Portfolios are as follows:

Conservative Portfolio

The Conservative Portfolio seeks current income and, as a secondary objective, long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 3-5 years or more.

Moderate Portfolio

The Moderate Portfolio seeks a balance of current income and growth of capital. This portfolio may be suitable for investors with an investment time horizon of 5-10 years.

Growth Portfolio

The Growth Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 10 years or more.

Master/feeder structure

The Board of Trustees  has the  discretion  to retain the  current  distribution
arrangement   for  each  Portfolio  while  investing  in  a  master  fund  in  a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Investment of Uninvested Cash Balances

 The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


The Underlying Scudder Funds


Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mixes described below. The Portfolios invest in Class S shares of each fund except for Scudder Capital Growth Fund, Scudder GNMA Fund and Scudder Small Company Stock Fund, which all invest in Class AARP shares.

Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Advisor's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges:

(Conservative) 50-70% fixed income mutual funds, 30-50% equity mutual funds; (Moderate) 50-70% equity mutual funds, 30-50% fixed income mutual funds; and (Growth) 75-95% equity mutual funds, 5-25% fixed income mutual funds. The allowed range of international equity investment is (Conservative) 0-10%, with none in emerging markets; (Moderate) 0-20%, with up to 5% in emerging markets; (Growth) 0-30%, with up to 10% in emerging markets. The allowed range of investment in small capitalization is (Conservative) 0-5%, (Moderate) 0-10% and (Growth) 0-20%. None of the Portfolios may invest over 20% of their fixed income component in high yield bonds, and none may invest over 75% in domestic small-, mid- and large-cap stocks.




 ------------------------------------------------------------------------------------------------------------------------
        Conservative Portfolio                   Moderate Portfolio                        Growth Portfolio
       Underlying Scudder Funds               Underlying Scudder Funds                 Underlying Scudder Funds
 ------------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------------
  Bond Mutual Funds                     Equity Mutual Funds                     Equity Mutual Funds
  -----------------                     -------------------                     -------------------
 Scudder Emerging Markets Income Fund  Classic Growth Fund-Scudder Shares      Classic Growth Fund-Scudder Shares
 Scudder Global Bond Fund              Global Discovery Fund-Scudder Shares    Global Discovery Fund-Scudder Shares
 Scudder GNMA Fund                     Scudder Balanced Fund                   Scudder Balanced Fund
 Scudder High Yield Bond Fund          Scudder Capital Growth Fund             Scudder Capital Growth Fund
 Scudder Income Fund                   Scudder Development Fund                Scudder Development Fund
 Scudder Short Term Bond Fund          Scudder Dividend & Growth Fund          Scudder Dividend & Growth Fund
                                       Scudder Emerging Markets Growth Fund    Scudder Emerging Markets Growth Fund
 Equity Mutual Funds                   Scudder Global Fund                     Scudder Global Fund
 -------------------
 Classic Growth Fund-Scudder Shares    Scudder Gold Fund                       Scudder Gold Fund
 Global Discovery Fund-Scudder Shares  Scudder Greater Europe Growth Fund      Scudder Greater Europe Growth Fund
 Scudder Balanced Fund                 Scudder Growth and Income Fund          Scudder Growth and Income Fund
 Scudder Capital Growth Fund           Scudder Health Care Fund                Scudder Health Care Fund
 Scudder Development Fund              Scudder International Fund              Scudder International Fund
 Scudder Dividend & Growth Fund        Scudder Large Company Growth Fund       Scudder Large Company Growth Fund
 Scudder Emerging Markets Growth Fund  Scudder Large Company Value Fund        Scudder Large Company Value Fund
 Scudder Global Fund                   Scudder Latin America Fund              Scudder Latin America Fund
 Scudder Gold Fund                     Scudder Pacific Opportunities Fund      Scudder Pacific Opportunities Fund
 Scudder Greater Europe Growth Fund    Scudder Select 500 Fund                 Scudder Select 500 Fund
 Scudder Growth and Income Fund        Scudder Select 1000 Growth Fund         Scudder Select 1000 Growth Fund
 Scudder Health Care Fund              Scudder S&P 500 Index Fund              Scudder S&P 500 Index Fund
 Scudder International Fund            Scudder Small Company Stock Fund        Scudder Small Company Stock Fund
 Scudder Large Company Growth Fund        Scudder Small Company Value Fund     Scudder Small Company Value Fund
 Scudder Large Company Value Fund      Scudder Technology Innovation Fund      Scudder Technology Innovation Fund
 Scudder Latin America Fund            Scudder 21st Century Growth Fund        Scudder 21st Century Growth Fund
 Scudder Pacific Opportunities Fund    The Japan Fund                          The Japan Fund
 Scudder Select 500 Fund               Value Fund-Scudder Shares               Value Fund-Scudder Shares
 Scudder Select 1000 Growth Fund
 Scudder S&P 500 Index Fund            Bond Mutual Funds                       Bond Mutual Funds
                                       -----------------                       -----------------
 Scudder Small Company Stock Fund      Scudder Emerging Markets Income Fund    Scudder Emerging Markets Income Fund
 Scudder Small Company Value Fund      Scudder Global Bond Fund                Scudder Global Bond Fund
 Scudder Technology Innovation Fund    Scudder GNMA Fund                       Scudder GNMA Fund
 Scudder 21st Century Growth Fund      Scudder High Yield Bond Fund            Scudder High Yield Bond Fund
 The Japan Fund                        Scudder Income Fund                     Scudder Income Fund
 Value Fund-Scudder Shares             Scudder Short Term Bond Fund            Scudder Short Term Bond Fund

 Money Market Funds                    Money Market Funds                      Money Market Funds
 ------------------                    ------------------                      ------------------
 Scudder Cash Investment Trust         Scudder Cash Investment Trust           Scudder Cash Investment Trust
 Scudder Money Market Series--         Scudder Money Market Series-- Scudder   Scudder Money Market Series-- Scudder
    Scudder Premium Money Market          Premium Money Market Shares             Premium Money Market Shares
    Shares
   Shares

-----------------------------------------------------------------------------------------------------------------------


The following Underlying Scudder Funds are the money market funds in which the Portfolios may invest and will likely serve as the primary cash reserve portion of each Portfolio.

Scudder Cash Investment Trust (SCIT) seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Fund seeks to achieve its objectives by investing in money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily. There can be no assurance that the stable net asset value will be maintained and shares of the Fund are not insured or guaranteed by the U.S. Government. The Fund purchases domestic and foreign U.S. dollar-denominated money market securities.

All of the Fund's portfolio securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of McGraw Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"). The maturity of each investment in the Fund's portfolio is 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.

SCIT may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit ("CD's"), deposit notes and time deposits; and obligations of savings and loan institutions.

SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities, asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid securities. SCIT has adopted 144a procedures for the valuation of illiquid securities.

In addition, SCIT may invest in repurchase agreement and securities with put features. SCIT may also hold cash.

Scudder Money Market Series - Scudder Premium Money Market Shares seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in a broad range of short-term money market instruments that have remaining maturities of not more than 397 calendar days and certain repurchase agreements. These money market securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, taxable and tax-exempt municipal obligations, corporate and bank obligations, CD's, bankers' acceptances and variable amount master demand notes. The fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so.


The bank obligations in which the Fund may invest include negotiable CD's, bankers' acceptances, fixed time deposits or other short-term bank obligations. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). The Fund limits its investments in U.S. bank obligations to banks (including foreign branches, the obligations of which are guaranteed by the U.S. parent) that have at least $1 billion in total assets at the time of investment. "U.S. banks" include commercial banks that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in obligations of savings banks and savings and loan associations insured by the Federal Deposit Insurance Corporation that have total assets in excess of $1 billion at the time of the investment. The Fund may invest in U.S. dollar-denominated obligations of foreign banks subject to the following conditions: the foreign banks (based upon their most recent annual financial statements) at the time of investment (i) have more than U.S. $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world as determined on the basis of assets; and
(iii) have branches or agencies in the U.S.; and (iv) are obligations which, in the opinion of the Advisor, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. Such investments may involve greater risks than those affecting U.S. bank or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

The Fund may invest in U.S. dollar-denominated CD's and promissory notes issued by Canadian affiliates of U.S. banks under circumstances where the instruments are guaranteed as to principal and interest by the U.S. bank. While foreign obligations generally involve greater risks than those of domestic obligations, such as risks relating to liquidity, marketability, foreign taxation, nationalization and exchange controls, generally the Advisor believes that these risks are substantially less in the case of instruments issued by Canadian affiliates that are guaranteed by U.S. banks than in the case of other foreign money market instruments.

There is no limitation on the amount of the Fund's assets that may be invested in obligations of foreign banks that meet the conditions set forth above. Such investments may involve greater risks than those affecting U.S. banks or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. Governmental agency or instrumentality.

Except for obligations of foreign banks and foreign branches of U.S. banks, the Fund will not invest in the securities of foreign issuers. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements).


Generally, the commercial paper purchased by the Fund is limited to direct obligations of domestic corporate issuers, including bank holding companies, which obligations, at the time of investment, are (i) rated "P-1" by Moody's, "A-1" or better by S&P or "F-1" by Fitch, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or Fitch, or (iii) securities that, if not rated, are of comparable investment quality as determined by the Advisor in accordance with procedures adopted by the Corporation's Board of Directors.

All of the securities in which the Fund will invest must meet credit standards applied by the Advisor pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.


In addition, the Fund may invest in variable or floating rate obligations, obligations backed by bank letters of credit, when-issued securities and securities with put features. The Fund has adopted 144a procedures for the valuation of illiquid securities.

The following Underlying Scudder Funds are bond mutual funds, which seek to provide current income.

Scudder Emerging Markets Income Fund is a non-diversified investment company which seeks to provide high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests at least 50% of its total assets in high-yielding, high-risk debt securities issued by governments and corporations in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. To reduce currency risk, the Fund will invest at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's assets may be invested in debt securities denominated in foreign currencies. By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade. The Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies.

In addition, Scudder Emerging Markets Income Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed income-instruments. The Fund has adopted 144a procedures for the valuation of illiquid securities.

The Fund may for temporary, defensive or emergency purposes invest without limit in U.S. debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of closed end investment companies, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Global Bond Fund is a non-diversified investment company which seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund seeks capital appreciation. The Fund invests principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years and long-term bonds generally have maturities of greater than eight years.) Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. At least 65% of the Fund's investments will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Advisor. The Fund may also invest up to 15% of its net assets in debt securities rated BBB or BB by S&P or Baa or Ba by Moody's, or unrated securities considered to be of equivalent quality by the Advisor. The Fund does not invest in any securities rated B or lower. Under normal market conditions, the Fund will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities or political subdivisions; and debt securities issued or guaranteed by supranational organizations such as the European Investment Bank, Inter-American Development Bank and The World Bank. The Fund may also invest in non-government securities including corporate debt securities, bank or bank holding company obligations (e.g., CD's and bankers acceptances), and mortgage and other asset-backed issues.


Scudder  Global Bond Fund may for temporary  defensive  purposes  invest without limit in U.S. Government debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero coupon securities mortgage and asset-backed securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending, strategic transactions including derivatives.

Scudder GNMA Fund is designed to produce a high level of current income but with less risk of loss to the Fund's portfolio than other GNMA mutual funds measured by the frequency and amount by which total return fluctuates downward. The Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 65% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association ("GNMA"). The Fund also invests in U.S. Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. In addition, the Fund does not invest in securities issued by tobacco-producing companies. The Fund has been designed with the conservative, safety-conscious investor in mind. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six-month CD's, and fixed-price money market funds.

The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government as to principal and interest, including, but not limited to, GNMA mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in GNMAs. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time, the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

GNMAs. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk or prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Advisor, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.


Some investors may view the Fund as an alternative to a bank certificate of deposit. While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a certificate of deposit -- is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

The Fund may also invest in dollar roll transactions, mortgage-backed and mortgage pass-though securities, securities purchased on a "forward delivery" or "when-issued" basis, and covered call options.

For temporary defensive purposes, the fund may temporarily invest up to 100% of assets in cash or cash equivalents.

Scudder  High  Yield  Bond  Fund  seeks a high  level  of  current  income  and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities. In pursuit of its investment objectives, the Fund, under normal market conditions, invests at least 65% of its total assets in high yield, below investment-grade domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. The Fund may invest in a variety of other securities including convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, securities issued by REITs, trust preferred securities, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements. The Fund may invest up to 25% of its total assets in foreign securities. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

Scudder High Yield Bond Fund may for temporary defensive purposes invest without limit in cash or money market instruments or high quality domestic debt securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, securities lending, illiquid securities, reverse repurchase agreements, repurchase agreements, may purchase securities on a when-issued or forward delivery basis and may engage in strategic transactions including derivatives.

The Fund has adopted 144a procedures for the valuation of illiquid securities.

Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds. The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Advisor, to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa 3 or BBB or, if unrated, of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody's or S&P or their equivalent.


Scudder Income Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, U.S. Government securities, commercial paper, debt securities issued by REITs, mortgage and asset-backed securities and other money market instruments and illiquid securities such as certain securities issued in private placements, foreign securities and CD's issued by foreign and domestic branches of U.S. banks. It may also invest in warrants, when-issued or forward delivery securities, indexed securities, repurchase agreements, reverse repurchase agreements, and may engage in dollar-roll transactions, securities lending and strategic transactions including derivatives.


Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities of greater than three years. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Advisor, however, will attempt to minimize principal fluctuation through, among other things, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. When, in the opinion of the Advisor, economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest categories of S&P or Moody's or, if unrated, judged to be of comparable quality by the Advisor. In addition, the Fund will not invest in any debt security rated at the time of purchase below investment-grade.


Scudder Short Term Bond Fund may for temporary defensive purposes invest without limit in money market assets. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, indexed securities, zero coupon securities, trust preferred securities, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

The following Underlying Scudder Funds are equity mutual funds, which seek a combination of income and growth.

Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

The Fund is intended to provide -- through a single investment -- access to a wide variety of seasoned stock and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effects of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.


In seeking its objectives of a balance of growth and income as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. The Fund invests, under normal circumstances, 50% to 75% of its net assets in common stocks and other equity investments. The Fund's remaining assets are allocated to investment-grade bonds and other fixed-income securities, including cash reserves. For liquidity and temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments. It is impossible to predict for how long such alternate strategies may be utilized. The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves.

While the Fund emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Fund's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns. In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may utilize various other strategic transactions.


Scudder Dividend & Growth Fund seeks high current income and long-term growth of capital through investment in income paying equity securities. The Fund's Advisor expects that the average gross income yield of the Fund will be higher than the yield of the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"), a commonly accepted benchmark for U.S. stock market performance. The Fund invests primarily in dividend paying common stocks, preferred stocks, securities convertible into common stock, and REITs.

Under normal market conditions, the Fund will invest at least 80% of net assets in income-paying equity securities, which the Advisor, believes offer a high level of current income and potential for long-term capital appreciation. The Advisor believes that an actively managed portfolio of dividend paying stocks, convertible securities, and REITs offers the potential for a higher level of income and lower average share price volatility than the S&P 500 Index. Under normal circumstances, the Fund will invest between 40% and 80% of its net assets in dividend paying common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income.

Under normal circumstances, the Fund will invest between 40% and 80% of its net assets in dividend paying common stocks. The Advisor applies a disciplined investment approach to selecting these stocks of primarily medium-to-large sized U.S. companies. The Fund's portfolio may include stocks which are out of favor in the market, but which, in the opinion of the Advisor, offer compelling valuations and potential for long-term appreciation in price and dividends. In investing the Fund's portfolio among different industry sectors, the Advisor evaluates how each sector reacts to economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending. The Fund's portfolio is constructed by attaining a proper balance of stocks in these sectors based on the Advisor's economic forecasts. In summary, the Advisor applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in managing the Fund to pursue long-term price appreciation and income with lower overall volatility than the market.


Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of companies with long-standing records of earnings growth. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with its objective.

Scudder Growth and Income Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, REITs, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder International Fund seeks long-term growth of capital mainly through a diversified portfolio of marketable foreign equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries other than the U.S. The Fund does not intend to concentrate investments in any particular industry. The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. The Fund may invest up to 20% of its total assets in investment-grade debt securities except that the Fund may invest up to 5% of its total assets in debt securities which are rated below investment-grade.

Scudder International Fund may for temporary defensive purposes invest without limits in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the

U.S. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, trust preferred securities, fixed-income securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder S&P 500 Index Fund seeks to match as closely as possible (before the deduction of expenses) the total return of the S&P 500 Index, which emphasizes the stocks of large U.S. companies. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in an open-end management investment company having the same investment objective as the Fund. The investment company in which the Fund invests is the Equity 500 Index Portfolio (the "Portfolio"), advised by Bankers Trust Company ("Bankers Trust").

The Portfolio may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable CD's, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

Scudder Select 500 Fund is a diversified fund which seeks long-term growth and income through investment in selected stocks of companies in the S&P 500(R) Index, a commonly recognized unmanaged measure of 500 widely held U.S. common stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Fund pursues its objective by investing at least 80% of its total assets in the stocks of companies in the index. Under normal circumstances, the Fund invests primarily in common stocks.

The Fund's portfolio management team will apply a multi-step investment process to select certain of the composite stocks in the Fund's benchmark index for its portfolio. This process includes the following steps:

o Ranking - using a proprietary computer model, the stocks of companies in the particular benchmark index are evaluated and ranked based on their growth prospects, relative valuation, and history of rising prices.

o Selection - the 20% lowest ranking stocks in the index are generally excluded from the portfolio. o Portfolio Construction - From the remaining 80% of stocks, a subset is selected and weighted to ensure portfolio diversification and attempts to create a portfolio that is similar to the benchmark index. Factors to be considered in the allocation of the remaining stocks include level of exposure to specific industries, company specific financial data, price volatility, and market capitalization.

o Ongoing Active Management - the fund's portfolio is rebalanced on an ongoing basis as the rankings of the stocks in the benchmark indices change over time.

The Fund may, but is not required to, invest up to 20% of its total assets in investment grade debt securities. The Fund can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants, and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

The Fund manages risk by diversifying widely among industries and companies, and using disciplined security selection. The Fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses. For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features.

The following Underlying Scudder Funds are equity mutual funds, which seek long-term growth or capital appreciation.


Classic Growth Fund -- Scudder Shares seeks to provide long-term growth of capital and to keep the value of its shares more stable than other capital growth mutual funds. Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks which the Advisor believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds. In seeking such investments, the Advisor focuses its investment in high quality, medium-to-large sized U. S. companies with leading competitive positions. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies that meet the criteria applicable to the Fund's domestic investments. The Fund can purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights and warrants. The Fund may invest up to 20% of its net assets in debt securities when the Advisor anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates.


Classic Growth Fund -- Scudder Shares may for temporary defensive purposes invest without limit in high quality money market securities, including U.S. Treasury bill, repurchase agreements, commercial paper, CD's issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Global Discovery Fund -- Scudder Shares seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. While the Advisor believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involves greater risk and price volatility. To help reduce risk, the Fund expects, under normal market conditions, to diversify its portfolio widely by company, industry and country. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States. The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Fund typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Fund will be free to invest in smaller capitalization issues that satisfy the Fund's size standard). Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million. The Fund may invest up to 35% of its total assets in equity securities of larger companies located throughout the world and in investment-grade debt securities if the Advisor determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Fund may invest up to 5% of its net assets in debt securities rated below investment-grade.


Global Discovery Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), rights and warrants, closed end investment companies, bonds, notes, debentures, government securities, zero coupon bonds (any of which may be convertible or nonconvertible), foreign securities, American Depositary Receipts, purchase securities on a when-issued or forward delivery basis, and enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Capital Growth Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. The Fund pursues this investment objective by investing at least 65% of total assets in equities, mainly common stocks of established medium- and large-sized companies. Through a broadly diversified portfolio consisting primarily of the securities of high quality, medium- to large-sized companies with strong competitive positions in their industries and reasonable stock market valuation the Fund seeks to offer less share price volatility than many growth funds. Unlike many other diversified growth funds that typically may invest up to 5% in any one company, the fund adheres to a more restrictive policy that limits the amount it invests in any one company to no more than 3.5% of its total assets. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund does not invest in securities issued by tobacco-producing companies.

Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 100% of its assets in high-quality money market instruments (including U.S. Treasury bills, commercial paper, CD's, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

The Fund may also invest in REITs, futures contracts, covered call options, options on stock indices, foreign securities, and foreign currency exchange contracts.


Scudder Development Fund seeks long-term growth of capital by investing primarily in U.S. companies with the potential for above-average growth. The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Advisor believes have the potential for above-average revenue, earnings, business value and/ or cash flow growth. To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Advisor may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

Scudder Development Fund may for temporary defensive purposes invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's or S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, convertible bonds, preferred stocks, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Emerging Markets Growth Fund is a non-diversified investment company which seeks long-term growth of capital primarily through equity investment in emerging markets around the globe. The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. The Fund deems an issuer to be located in an emerging market if:

o        the issuer is organized under the laws of an emerging market country;

o the issuer's principal securities trading market is in an emerging market; or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.


The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets.


Scudder Emerging Markets Growth Fund may for temporary defensive purposes invest without limit in debt instruments, cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in debt instruments such as warrants, bonds, notes, bills, debentures, convertible securities, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may also invest in closed end investment companies investing primarily in emerging markets, illiquid securities, purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

The Fund has adopted 144a procedures for the valuation of illiquid securities.


Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be investment-grade, except that the Fund may invest up to 5% of its total assets in debt securities rated below investment-grade.


Scudder Global Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero-coupon securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Gold Fund is a non-diversified investment company which seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in (1) equity securities (defined as common stock, investment-grade preferred stock, warrants and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold, (2) gold bullion, and (3) gold coins. A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity. The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including warrants, zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; in certain debt securities, a portion of the return on which is indexed to the price of precious metals; and, for hedging purposes, in precious metals; and utilize various other strategic transactions. Consistent with applicable state securities laws, up to 10% of the Fund's total assets may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly owned subsidiaries of Scudder Mutual Funds, Inc., of which the Fund is a series, that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

Scudder Gold Fund may hold cash, high quality cash equivalents (including foreign money market instruments) such as bankers' acceptances, CD's, commercial paper, short-term government and corporate obligations, and repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities without limit for temporary defensive purposes and up to 30% to maintain liquidity. In addition, the Fund may invest in warrants, foreign currencies in the form of bank deposits, short sales against the box, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Greater Europe Growth Fund is a non-diversified investment company which seeks long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities. The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies.

The Fund defines a European company as follows:

         o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

         o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment-grade.

Scudder Greater Europe Growth Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies, warrants, when-issued securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Health Care Fund is a non-diversified fund which seeks long-term growth of capital primarily through investment in common stocks of companies that are engaged primarily in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. The Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry, which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


The Fund invests in the equity securities of health care companies located throughout the world. In the opinion of the Advisor, investments in the health care industry offer potential for significant growth due to favorable demographic trends, technological advances in the industry, and innovations by companies in the diagnosis and treatment of illnesses.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, large-sized financially-strong U.S. growth companies. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, rights and warrants of companies which are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the S&P 500 Index. The Fund invests at least 65% of its total assets in the equity securities of seasoned, financially-strong U.S. growth companies which are considered to be of above-average financial quality. The common stocks issued by these companies qualify, at the time of purchase, for one of the three highest equity ranking categories (A+, A or A-) of S&P or, if not ranked by S&P, are judged to be of comparable quality by the Advisor. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Advisor conducts its own analysis of a company's history, current financial position, and earnings prospects. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments. The Fund may invest in convertible securities which must be investment-grade.


Scudder Large Company Growth Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Large Company Value Fund seeks to maximize long-term capital growth through a value-orientated investment approach. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Fund is free to invest in a wide range of marketable securities which the Advisor believes offer the potential for long-term, above-average growth. The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. The Fund may invest up to 20% of its net assets in debt securities when management anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. Such debt securities may be rated below investment-grade, or of equivalent quality as determined by the Advisor. However, the Fund will invest no more than 20% of its net assets in securities rated B or lower.

Scudder Large Company Value Fund may for temporary defensive purposes invest without limit in debt securities, short-term indebtedness, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in rights, warrants, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Latin America Fund is a non-diversified investment company which seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers. The Fund involves above-average investment risk. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Advisor believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time. At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. The Fund considers Latin American countries to include Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:


         o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

         o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

         o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

         o Securities of Latin American issuers, as defined above, in the form of depositary shares.

The Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment-grade although the Fund will not invest more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities rated C by Moody's or D by S&P.

Scudder Latin America Fund may for temporary defensive purposes invest without limit in cash and cash equivalents and money market instruments, or in securities of U.S. or other non-Latin American issuers. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies primarily in Latin America, warrants, loan participations and assignments, when-issued securities, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Pacific Opportunities Fund is a non-diversified investment company which seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund defines securities of Pacific Basin companies as follows:

         o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

         o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.


Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). The Fund may invest up to 35% of its total assets in foreign and domestic high-grade debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.


Scudder Pacific Opportunities Fund may for temporary defensive purposes invest without limit in debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stock, preferred stock (either convertible or non-convertible), depository receipts, rights, warrants, illiquid securities, when-issued securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Select 1000 Growth Fund is a non-diversified fund which seeks long-term growth of capital through investment in selected stocks of companies in the Russell 1000(R) Growth Index, an unmanaged index of growth-oriented mid-sized and large company stocks. The Fund pursues its objective by investing at least 80% of its total assets in the stocks of companies in the index. Under normal circumstances, the Fund invests primarily in common stocks.

The Fund's portfolio management team will apply a multi-step investment process to select certain of the composite stocks in the Fund's benchmark index for its portfolio. This process includes the following steps:

         o Ranking - using a proprietary computer model, the stocks of companies in the particular benchmark index are evaluated and ranked based on their growth prospects, relative valuation, and history of rising prices.

         o Selection - the 20% lowest ranking stocks in the index are generally excluded from the portfolio.

         o Portfolio Construction - From the remaining 80% of stocks, a subset is selected and weighted to ensure portfolio diversification and attempts to create a portfolio that is similar to the benchmark index. Factors to be considered in the allocation of the remaining stocks include level of exposure to specific industries, company specific financial data, price volatility, and market capitalization.

         o Ongoing Active Management - the fund's portfolio is rebalanced on an ongoing basis as the rankings of the stocks in the benchmark indices change over time.

The Fund may, but is not required to, invest up to 20% of its total assets in investment grade debt securities. The Fund can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants, and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

The Fund manages risk by diversifying widely among industries and companies, and using disciplined security selection. The Fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses. For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features.

Scudder Small Company Stock Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other small company stock funds. The Fund pursues this investment objective by investing at least 65% of total assets in common stocks of small U.S. companies with above-average long-term capital growth. The fund does not invest in securities issued by tobacco-producing companies.

Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high-quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, CD's issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.

The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the trust to replicate and maintain exactly the composition and relative weightings of the component securities of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

The Fund is neither sponsored by nor affiliated with Standard & Poor's.

In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund Manager, the Fund focuses on equity securities of companies with market capitalization below $2 billion and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

The Fund takes a diversified approach to investing. It generally invests no more than 2% of its assets in the securities of any one company and typically invests in over 150 securities, representing a variety of U.S. industries.

While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or non-convertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows. The Fund may also invest in REITs, covered call options, foreign securities, and foreign currency exchange contracts.

For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, CD's issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

Scudder Small Company Value Fund pursues long-term growth of capital by investing in undervalued stocks of small U.S. companies. The fund normally invests at least 90% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index--a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. Companies represented in the portfolio of the Fund typically have the following characteristics:

         o Attractive valuations relative to the Russell 2000 Index -- a widely used benchmark of small stock performance -- based on measures such as price to earnings, price to book value and price to cash flow ratios.

         o Favorable trends in earnings growth rates and stock price momentum.

While the Fund invests predominately in common stocks, it can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants and illiquid securities. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and reverse repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs.

Scudder Small Company Value Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized.

Scudder Technology Innovation Fund is a non-diversified fund, which seeks long-term growth of capital primarily through investment in common stocks of companies engaged in the development, production or distribution of technology-related products or services. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services. The Fund "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry, which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.


Securities issued through an initial public offering ("IPO") can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


The Japan Fund is a diversified mutual fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies. Equity securities are defined as common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures") and common stock purchase warrants. Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Advisor believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Advisor believes have above-average earnings growth potential. The Fund may invest up to 20% of its assets in cash or short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. It is impossible to predict for how long such alternate strategies may be utilized. In addition, the Fund may invest in illiquid securities, options, futures contracts, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions.

Scudder 21st Century Growth Fund pursues long-term growth of capital by investing in emerging growth companies that have the potential to be leaders in the next century. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances. The fund normally invests at least 80% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index -- a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. The Advisor believes these companies are well-positioned for above-average earnings growth and/or greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior in the 21st century. To help reduce risk in its search for high quality, emerging growth companies, the Advisor allocates the Fund's investments among many companies and different industries in the U.S. and, where opportunity warrants, abroad as well. Emerging growth companies are those with the ability, in the Advisor's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum.

The Fund may for temporary, defensive or emergency purposes invest without limit in cash and high quality debt securities without equity features, which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P or, if unrated, are deemed by the Advisor to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of preferred stocks, convertible securities, rights, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


The Fund has adopted 144a procedures for the valuation of illiquid securities.

Value Fund -- Scudder Shares seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests primarily in common stock of larger, established domestic companies with market capitalization of at least $1 billion that the Fund's portfolio management team believes are undervalued in the marketplace. The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, may enter into repurchase agreements, reverse repurchase agreements and may also engage in strategic transactions including derivatives for hedging purposes and to seek to increase gain. The debt securities in which the Fund may be invested may be rated below investment-grade, although the Fund will invest no more than 10% of its net assets in securities rated B or lower by S&P or Moody's, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P.

Value Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities and may engage in securities lending.

If you require more detailed information about an Underlying Scudder Fund call Scudder Investor Relations at 1-800-SCUDDER to obtain the complete prospectus and statement of additional information for that fund.

The following chart shows the Average Annual Total Returns for each of the Underlying Scudder Funds for their most recent one-, five-, ten-year periods ended October 31, 2000 or the life of fund if shorter.




                                                                             Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------------
                                              Inception      Assets         One            Five           Ten         Life of
                                                Date          as of         Year           Years         Years          Fund
                                             ----------     10/31/00        ----           -----         -----          ----

                                       21

                                                                             Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------------
                                                          (in millions)
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust                 7/23/76         1,300         5.45           4.87           4.57          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Money Market Series - Scudder         7/7/97          1,085         6.28            --             --          5.61
Premium Money Market Shares
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Bond Mutual Funds
---------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund          12/31/93         140          15.32          8.88            --           6.39
---------------------------------------------------------------------------------------------------------------------------------
Scudder Global Bond Fund                      3/1/91           143           -.84             2.27         --           3.92
---------------------------------------------------------------------------------------------------------------------------------
Scudder GNMA Fund***                          7/5/85          3,977         6.52           5.79           6.74          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder High Yield Bond Fund                  6/28/96          123          -3.32            --            --           5.73
---------------------------------------------------------------------------------------------------------------------------------
Scudder Income Fund                           5/10/28          795           5.96           5.20           7.58         --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Short Term Bond Fund                  4/2/84           988          5.72           4.61            5.84         --
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Equity Mutual Funds
---------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund-Scudder Shares            9/9/96           195          25.60           --             --          25.20
---------------------------------------------------------------------------------------------------------------------------------
Scudder Balanced Fund                         1/4/93          1,084         6.57           14.51           --          12.07
---------------------------------------------------------------------------------------------------------------------------------
Scudder Capital Growth Fund**                 11/30/84        2,442         16.11          23.28         20.26          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Development Fund                      1/18/71          790          24.48          13.42         18.59          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Dividend & Growth Fund                7/17/98          32           20.95           --             --          10.36
---------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund          5/8/96           72           -5.61           --             --          -1.52
---------------------------------------------------------------------------------------------------------------------------------
Global Discovery Fund-Scudder Shares          9/10/91          576          48.67          21.70           --          17.12
---------------------------------------------------------------------------------------------------------------------------------
Scudder Global Fund                           7/23/86         1,572         8.80           12.67         12.41          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Gold Fund                             8/22/88          82          -20.08          -9.06          -1.75         --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Greater Europe Growth Fund            10/10/94        1,403         11.31          20.25           --          19.46
---------------------------------------------------------------------------------------------------------------------------------
Scudder Growth and Income Fund                3/15/29        11,252          6.68          15.10          15.92         --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Health Care Fund                      3/2/98           246          87.76           --             --          31.41
---------------------------------------------------------------------------------------------------------------------------------
Scudder International Fund                    6/15/54         4,507          .63           13.84         11.26          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Large Company Growth Fund             5/15/91         1,410         10.86          22.69           --          17.89
---------------------------------------------------------------------------------------------------------------------------------
Scudder Large Company Value Fund              6/6/56          2,354         12.18          16.79         17.74          --
---------------------------------------------------------------------------------------------------------------------------------
Scudder Latin America Fund                    12/08/92         423          14.15           9.83           --          10.87
---------------------------------------------------------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund            12/08/92         105         -14.14          -7.64           --          -1.56
---------------------------------------------------------------------------------------------------------------------------------
Scudder S&P 500 Index Fund                    8/29/97         1,120          5.63           --             --          16.79
---------------------------------------------------------------------------------------------------------------------------------
Scudder Select 500 Fund                       5/17/99          38           12.16           --             --          10.17
---------------------------------------------------------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund               5/17/99          32           11.47           --             --          13.26
---------------------------------------------------------------------------------------------------------------------------------
Scudder Small Company Stock Fund**            2/1/97           88           3.48            --             --          4.94
---------------------------------------------------------------------------------------------------------------------------------
Scudder Small Company Value Fund              10/6/95          166          4.05           9.30            --          8.69
---------------------------------------------------------------------------------------------------------------------------------
Scudder Technology Innovation Fund            3/2/98           816          66.44           --             --          64.78
---------------------------------------------------------------------------------------------------------------------------------
Scudder 21st Century Growth Fund              9/9/96           373          33.93           --             --          23.12
---------------------------------------------------------------------------------------------------------------------------------
Value Fund-Scudder Shares                     12/31/92         350          17.63          17.34           --          15.84
---------------------------------------------------------------------------------------------------------------------------------
The Japan Fund                                4/19/62*         708          -5.07          12.50          4.69          --
---------------------------------------------------------------------------------------------------------------------------------


* From April 19, 1962 until August 14, 1987, the Fund operated as a closed-end diversified management investment company.

** On July 17, 2000, the funds were reorganized from AARP Growth Trust into two newly created series of Investment Trust. The performance above reflects the performance of Class AARP shares for the period ended March 31, 2000 from when the funds were AARP Capital Growth Fund and AARP Small Company Stock Fund. If the Advisor had not maintained expenses, the total returns would have been lower.

*** On July 17, 2000, the fund was reorganized from AARP GNMA and U.S.  Treasury
    Fund into Scudder GNMA Fund. The performance reflects the performance of Class AARP shares for the period ended March 31, 2000 from AARP GNMA and U.S. Treasury Fund.

All  total  return   calculations   assume  that  dividends  and  capital  gains
distributions,  if any, were reinvested.

Performance figures are historical and are not intended to indicate future investment performance.

Risk Factors of Underlying Scudder Funds


In pursuing their investment objectives, each of the Underlying Scudder Funds is permitted to engage in a wide range of investment policies. The Underlying Scudder Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Certain of these policies are described in the "Glossary" and further information about the Underlying Scudder Funds is contained in the prospectuses of such funds. Because each Portfolio invests in certain of the Underlying Scudder Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Scudder Funds pursuing such policies.


Investment Restrictions of the Portfolios

The policies set forth below are fundamental policies of each Portfolio and may not be changed with respect to each of the Portfolios without the approval of a majority of such Portfolio's outstanding shares. As used in this combined Statement of Additional Information, a "majority of the outstanding voting securities of a Portfolio" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Portfolio.

Each Portfolio has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Portfolio will not:

         (1)      borrow  money,  except as  permitted  under  the 1940 Act,  as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (4) concentrate its investments in investment companies, as the term "concentrate" is used in the 1940 Act, interpreted by regulatory authority having jurisdiction from time to time; except that each Portfolio may concentrate in an underlying Fund. However, each Underlying Scudder Fund in which each Portfolio will invest may concentrate its investments in a particular industry;

         (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities; or

         (7)      make  loans  except  as  permitted  under  the  1940  Act,  as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time.

Nonfundamental policies may be changed by the Trustees of the Trust without shareholder approval. As a matter of nonfundamental policy, each Portfolio does not currently intend to:

         (a) invest in companies for the purpose of exercising management or control.

         (b) (i) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, entering into dollar rolls, or making other investments or engaging in other transactions which may be deemed to be borrowings but are consistent with each Portfolio's investment objective.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolios.


The Trust's Board of Trustees has approved the filing of an application for exemptive relief with the SEC which would permit the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. If the Portfolios receive the requested relief, the interfund lending program would allow the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program would be subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund would participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings would extend overnight, but could have a maximum duration of seven days. Loans could be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolios are actually engaged in borrowing through the interfund lending program, the Portfolios, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).


                                    PURCHASES

Additional Information About Opening An Account

         All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application.

         In addition, Class S shares of the Funds will generally not be available to new investors.

         The following investors may continue to purchase Class S shares of Scudder Funds:

         1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.
         2. Investors may purchase Class S shares of any Scudder Fund through any broker-dealer or service agent account until June 30, 2001. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.
         3.       Any   retirement,    employee   stock,    bonus   pension   or
                  profit-sharing plans.
         4. Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.
         5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.
         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.
         7. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.
         8. Registered investment advisors ("RIAs") may continue to purchase Class S shares of Scudder Funds for all clients until June 30, 2001. After June 30, 2001, RIAs may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.
         9. Broker-dealers and RIAs who have clients participating in comprehensive fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker dealers and RIAs may purchase

                  Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

                  Scudder Investors Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Portfolio name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send the completed and signed application to the Portfolio promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.


The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S for $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Portfolio's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Portfolio reserves the right, following 60 days' written notice to applicable shareholders, to:

         o for Class S, assess an annual $10 per Fund charge (with the fee to be paid to the Portfolio) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

         o redeem all shares in Portfolio accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Portfolio will mail the proceeds of the redeemed account to the shareholder at the address of record.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account ("IRA"), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Portfolio or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Portfolio or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Portfolio.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Portfolio by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Portfolio may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

Each Portfolio employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Portfolio does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Portfolios will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Investors interested in making subsequent investments in Class AARP of the Portfolio should call 1-800-253-2277 for further instruction.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

If shares of a Portfolio are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Portfolio or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Portfolio prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Portfolio.

Share Price


Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Portfolio, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Kansas City by the close of regular trading on the Exchange.



Share Certificates

Due to the desire of the Portfolios' management to afford ease of redemption, certificates will not be issued to indicate ownership in a Portfolio. Share certificates now in a shareholder's possession may be sent to the Portfolios' Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

All issued and outstanding shares of what were formerly AARP Funds that were subsequently reorganized into existing Scudder Funds were simultaneously cancelled on the books of the AARP Funds. Share certificates representing interests in shares of the relevant AARP Fund will represent a number of shares of Class AARP of the relevant Scudder Fund into which the AARP Fund was reorganized. Class AARP shares of each portfolio will not issue certificates representing shares in connection with the reorganization.

Other Information

Each Portfolio has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Portfolios' behalf. Orders for purchase or redemption will be deemed to have been received by a Portfolio when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the broker, ordinarily orders will be priced at the class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of Portfolio shares at any time for any reason.

The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Portfolios reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Portfolios with a tax identification number during the 30-day notice period.

The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

Exchanges are comprised of a redemption from one Scudder Fund and purchase into another Scudder Fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in the other Fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder Fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Portfolio employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Portfolios do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Portfolio will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Portfolios and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (Class S) or 1-800-253-2277 (Class AARP).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Portfolios employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Portfolios do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Portfolios will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between a Portfolio and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by QuickSell

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of the Portfolio by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

The Portfolios employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Portfolios do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Portfolios will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor/executrix, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind

The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing a Portfolio's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is generally obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Portfolio at the beginning of the period.

Other Information


Clients, officers or employees of the Advisor or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to a Portfolio through
Scudder  Investor   Services,   Inc.  at  Two   International   Place,   Boston,
Massachusetts 02110-4103 by letter, telegram, or telephone. A two-part confirmation will be mailed out promptly after receipt of the repurchase request. A written request in good order and any certificates with proper original signature guarantee, as described in each Portfolios' combined prospectus under "Transaction information - Signature guarantees", should be sent with a copy of the invoice to Scudder Funds, c/o Scudder Confirmed Processing, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Portfolio or the principal underwriter by reason of such cancellation. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Portfolio. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.


If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Trust does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Portfolio or Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value and a shareholder's right to redeem shares and to receive payment may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) during which the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND



Internet access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Portfolio. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of a Portfolio.

Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Portfolio pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Portfolios.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER.

                           THE SCUDDER FAMILY OF FUNDS

MONEY MARKET

         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series+

--------------------------
+ The institutional  class of shares is not part of the Scudder Family of Funds.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund

TAX FREE

         Scudder Medium Term Tax Free Fund
         Scudder Managed Municipal Bonds
         Scudder High Yield Tax Free Fund**
         Scudder California Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*

U.S. INCOME

         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder High Yield Bond Fund

GLOBAL INCOME

         Scudder Global Bond Fund
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio
         Scudder Pathway Series: Moderate Portfolio
         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME

         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund**
         Scudder Select 500 Fund
         Scudder S&P 500 Index Fund

U.S. GROWTH

Value
         Scudder Large Company Value Fund
         Value Fund-Scudder Shares**
         Scudder Small Company Stock Fund
         Scudder Small Company Value Fund
Growth
         Classic Growth Fund-Scudder Shares**
         Scudder Capital Growth Fund
         Scudder Large Company Growth Fund
         Scudder Select 1000 Growth Fund
         Scudder Development Fund
         Scudder 21st Century Growth Fund

------------------------------
** Only the Scudder Shares are part of the Scudder Family of Funds. ** Only the Scudder Shares are part of the Scudder Family of Funds.

GLOBAL EQUITY

Worldwide
         Scudder Global Fund
         Scudder International Fund***
         Global Discovery Fund-Scudder Shares**
         Scudder Emerging Markets Growth Fund
         Scudder Gold Fund
Regional
         Scudder Greater Europe Growth Fund
         Scudder Pacific Opportunities Fund
         Scudder Latin America Fund
         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

Choice Series
         Scudder Health Care Fund
         Scudder Technology Innovation Fund

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS


Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.


Shares of the Portfolios may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Portfolios' distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase Pension Plans for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain

--------------
***  Only  the International Shares are part of the Scudder Family of Funds.

circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for an IRA which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for a Roth IRA which meets the requirements of Section 408A of the Internal Revenue Code.

A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.


The following paragraph applies to Class S shareholders only:


Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Portfolios' transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of the Portfolio through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Portfolio account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Portfolio intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each
Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Portfolio may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Portfolio may determine that it is in the interest of shareholders to distribute less than the required amount.

Earnings and profits distributed to shareholders on redemptions of Portfolio shares may be utilized by a Portfolio, to the extent permissible, as part of the Portfolios' dividends paid deduction on its federal tax return.


The Conservative Portfolio and the Moderate Portfolio each intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, on a quarterly basis, and distributions of net capital gains realized during the fiscal year will be made in November or December to avoid federal excise tax, although an additional distribution may be made within three months of its fiscal year end, if necessary. The Growth Portfolio intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made within three months of the Portfolios' fiscal year end, if necessary.

Both types of distributions will be made in Portfolio shares and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Portfolio issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION


From time to time, quotations of a Portfolios' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner:

Average Annual Total Return

Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years, ten years or for the life of the Portfolio, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

                      P         =      a hypothetical initial payment of $1,000
                      T         =      Average Annual Total Return
                      n         =      number of years
                      ERV       =      ending redeemable  value:  ERV is the
                                       value,  at the end of the  applicable
                                       period,  of  a  hypothetical   $1,000
                                       investment  made at the  beginning of
                                       the applicable period.


      Average Annual Total Return for the periods ended August 31, 2000 ^(1)

                                            One Year      Life of Portfolio^(2)
                                            --------      -----------------

      Conservative Portfolio - Class S        7.39                7.47
      Moderate Portfolio - Class S            15.65               11.03
      Growth Portfolio - Class S              24.24               16.07

(1) Performance information provided is for the Fund's Class S. As Class AARP shares are a new class for the Fund, they have no past performance data available.
(2) For the period November 15, 1996 (commencement of operations) to August 31, 2000.

Cumulative Total Return

Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) - 1
Where:

                C         =     Cumulative Total Return
                P         =     a hypothetical initial investment of $1,000
                ERV       =     ending  redeemable  value: ERV is the value,
                                at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



        Cumulative Total Return for the periods ended August 31, 2000 ^(1)

                                        One Year         Life of Portfolio^(2)
                                        --------         -----------------

   Conservative Portfolio - Class S       7.39                31.43
   Moderate Portfolio - Class S           15.65               48.75
   Growth Portfolio - Class S             24.24               76.00

(1) Performance information provided is for the Fund's Class S. As Class AARP shares are a new class for the Fund, they have no past performance data available.
(2) For the period November 15, 1996 (commencement of operations) to August 31, 2000.

Quotations of each Portfolio's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Portfolio's expenses. There may be quarterly periods following the periods reflected in the performance bar chart in the Portfolio's prospectus which may be higher or lower than those included in the bar chart.

Total Return

Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, S & P 500 Index, the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, the Wilshire Real Estate Securities Index and statistics published by the Small Business Administration.

From time to time, in advertising and marketing literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

From time to time, in marketing and other Portfolio literature, Trustees and officers of the Trust, the Portfolios' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


The Portfolios may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as CD's. Unlike mutual funds, CD's are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of Portfolio performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about these Funds.

                               TRUST ORGANIZATION




The Portfolios are portfolios of Scudder Pathway Series (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of three separate portfolios: Conservative Portfolio, Moderate Portfolio (formerly Balanced Portfolio), and Growth Portfolio, all of which were organized on July 1, 1994. Each portfolio consists of an unlimited number of shares. Each Portfolio is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. The Trustees have the authority to issue additional portfolios to the Trust. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Fund's activities are supervised by the Trust's Board of Trustees. The Trust adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Funds.

Each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined in
Section 2(b) below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.


The Trustees, in their discretion, may authorize the division of shares of a Portfolio into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a Portfolio would have interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trust will vote its shares in each Underlying Scudder Fund in proportion to the vote of all other shareholders of each respective Underlying Scudder Fund.

The Declaration of Trust (the "Declaration") provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.


Investment Advisor

Zurich Scudder Investments, Inc., an investment counsel firm, acts as investment advisor to the Portfolios. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. The Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group").

Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

The present investment management agreement (the "Agreement") was approved by the Trustees on August 10, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 15, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. The continuance of the Agreement was last approved by the Trustees on July 10, 2000.

Each Portfolio expects to operate at a zero expense level. Shareholders of the Trust will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which the Trust invests because, the Trust, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds.

AARP and its affiliates do not receive any fees from the portfolios, but do receive fees from the investment advisor for each underlying fund.

Administrative Services Agreement


Scudder Pathway Series has entered into an administrative services agreement with the Advisor (the "Administration Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by each Portfolio (other than those provided by the Advisor under its investment management agreement with each Portfolio, as described above). There is no fee currently payable by a Portfolio under the Administration Agreement. The Administration Agreement became effective on September 25, 2000 for Conservative Portfolio and Growth Portfolio and October 2, 2000 for Moderate Portfolio.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor , provide certain services to each Portfolio pursuant to separate agreements with each Portfolio. Scudder Fund Accounting Corporation, a subsidiary of the Advisor , computes net asset value for each Portfolio and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Zurich Scudder, is the transfer, shareholder servicing and dividend-paying agent for the shares of each Portfolio. Scudder Trust Company, an affiliate of Zurich Scudder, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of each Portfolio, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of each Portfolio and provides other audit, tax, and related services. Dechert acts as general counsel for each Portfolio.

The Advisor will pay the Service Providers for the provision of their services to each Portfolio and will pay other Portfolio expenses, including insurance, registration, printing and postage fees. The Administration Agreement has an initial term of three years, subject to earlier termination by each Portfolio's Board.

Certain expenses of each Portfolio will not be borne by the Advisor under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Portfolio will continue to pay any fees required by its investment management agreement with the Advisor.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.


AMA InvestmentLink(SM) Program


Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.


Code of Ethics


The Portfolios, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Portfolios and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Management Fees of Underlying Scudder Funds


The Advisor has agreed not to be paid a management fee for performing its services. However, the Advisor will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

Each Underlying Scudder Fund pays the Advisor a management fee as determined by the Investment Management Agreement between each Underlying Scudder Fund and the Advisor. As manager of the assets of each Underlying Scudder Fund, the Advisor directs the investments of an Underlying Scudder Fund in accordance with each Underlying Scudder Fund's investment objective, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by an Underlying Scudder Fund. If an Underlying Scudder Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess up to the amount of the management fee, will be paid by the Advisor.


The management fees and total operating expenses of the Underlying Scudder Funds are as follows:

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
                                              Fiscal Year      Total       Management          Total          Management
Name of Fund                                       End       Expenses        Fee (%)       Expenses (%)      Fee (%) after
------------                                 --------------- --------    ---------------   -------------    ---------------
                                                                                               after            waiver
                                                                                               -----            ------
                                                                                          reimbursementand/or
                                                                                          -------------------
                                                                                               waiver
                                                                                               ------
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Cash Investment Trust                     5/31         0.81             0.41
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Money Market Series - Scudder             5/31         0.50             0.25             0.35
Premium Money Market Shares
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Emerging Markets Income Fund              10/31        1.65             1.00
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Global Bond Fund                          10/31        1.13             0.75
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder GNMA Fund                                 9/30         0.70             0.40
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder High Yield Bond Fund                      1/31         0.90             0.60
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Income Fund                               1/31         0.89             0.59
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Short Term Bond Fund                      12/31        0.75             0.45
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Balanced Fund                              12/31       0.77             0.47
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Capital Growth Fund                       9/30         0.88             0.58
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Classic Growth Fund                       10/31        1.84             0.70             1.59              0.45
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Development Fund                          7/31         1.30             0.85
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Dividend & Growth Fund                    12/31        1.07              0.75           1.05
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Emerging Markets Growth Fund              10/31        1.91             1.25
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Global Fund                               8/31         1.32             0.94
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Global Discovery Fund                             10/31        1.68             1.10
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Gold Fund                                 10/31        1.66             1.00
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Greater Europe Growth Fund                10/31        1.35             0.97
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Growth and Income Fund                    12/31        0.75             0.45
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Health Care Fund                          5/31         1.21             0.85
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder International Fund                        8/31         1.05             0.67
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Large Company Growth Fund                 7/31         1.00             0.70
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Large Company Value Fund                  7/31         0.89             0.59
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Latin America Fund                        10/31        1.90             1.25
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Pacific Opportunities Fund                10/31        1.75             1.10
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------

                                       44

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
                                              Fiscal Year      Total       Management          Total          Management
Name of Fund                                       End       Expenses        Fee (%)       Expenses (%)      Fee (%) after
------------                                 --------------- --------    ---------------   -------------    ---------------
                                                                                               after            waiver
                                                                                               -----            ------
                                                                                          reimbursementand/or
                                                                                          -------------------
                                                                                               waiver
                                                                                               ------
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder S&P 500 Index Fund                        12/31        0.40             0.05

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------

Scudder Select 500 Fund                           2/29         0.76             0.50             0.75

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------

Scudder Select 1000 Growth Fund                   2/29         0.76             0.50             0.75

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------

Scudder Small Company Stock Fund                  9/30         1.20             0.75

-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Small Company Value Fund                  7/31         1.20             0.75
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Technology Innovation Fund                5/31         1.20             0.85
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder 21st Century Growth Fund                  7/31         1.44             0.75             1.20
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
Scudder Value Fund                                9/30         1.39             0.70
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------
The Japan Fund, Inc.                              12/31        1.00             0.73
-------------------------------------------- -------------- ------------ ---------------- ----------------- ----------------


Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.


None of the officers or Trustees may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Trust.

                           SPECIAL SERVICING AGREEMENT




Prior to the implementation of each underlying funds' Administration Services Agreement, the Special Servicing Agreement (the "Service Agreement") was entered into among the Advisor, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Trust. Under the Service Agreement, the Advisor arranged for all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Portfolio. In addition, the Service Agreement provided that, if the officers of any Underlying Scudder Fund, at the direction of the Board of Directors/Trustees, determined that the aggregate expenses of a Portfolio were less than the estimated savings to the

Underlying Scudder Fund from the operation of that Portfolio, the Underlying Scudder Fund would bear those expenses in proportion to the average daily value of its shares owned by that Portfolio. No Underlying Scudder Fund would bear such expenses in excess of the estimated savings to it. Such savings were expected to result primarily from the elimination of numerous separate shareholder accounts which were or would have been invested directly in the Underlying Scudder Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying Scudder Fund for servicing one account registered to the Trust would have been significantly less than the cost to that same Underlying Scudder Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying Scudder Fund.

The  Special   Servicing   Agreement   terminated  upon   implementation  of  an
Administration   Services  Agreement  by  each  Portfolio  and  each  applicable
Underlying Scudder Fund.

Based on actual expense data from the Underlying Scudder Funds and certain very conservative assumptions with respect to the Trust, the Advisor, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corporation, Scudder Trust Company and the Series anticipated that the aggregate financial benefits to the Underlying Scudder Funds from these arrangements would have exceeded the costs of operating the Portfolios. If such turned out to be the case, there would have been no charge to the Trust for the services under the Service Agreement. Rather, in accordance with the Service Agreement, such expenses would have been passed through to the Underlying Scudder Funds in proportion to the value of each Underlying Scudder Fund's shares held by each Portfolio.

In the event that the aggregate financial benefits to the Underlying Scudder Funds did not exceed the costs of a Portfolio, the Advisor would have paid, on behalf of that Portfolio, that portion of costs, as set forth herein, determined to be greater than the benefits. The determination of whether and the extent to which the benefits to the Underlying Scudder Funds from the organization of the Trust would have exceeded the costs to such funds would have been made based upon the analysis criteria set forth in the Order. This cost-benefit analysis was initially reviewed by the Directors/Trustees of the Underlying Scudder Funds before participating in the Service Agreement.

Certain non-recurring and extraordinary expenses were not paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which the Trust and/or a Portfolio may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, director and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Trusts' failure to distribute all of its earnings, failure to qualify under subchapter M of the Internal Revenue Code, or failure to timely file any required tax returns or other filings; the fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Portfolios' accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and fees of disbursements of custodians. Under unusual circumstances, the parties to the Service Agreement may agree to exclude certain other expenses.

Certain Underlying Scudder Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which range between 1% and 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying Scudder Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Fund. The fee is not a deferred sales charge, is not a commission paid to the Advisor of its subsidiary and does not benefit the Advisor in any way. Each such Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying Scudder Funds, the Portfolios will be subject to such fees. Under normal market conditions, the Portfolios will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Portfolio would be reduced by the amount of such fees that are assessed and retained by the Underlying Scudder Funds for the benefit of their shareholders.


                              TRUSTEES AND OFFICERS
---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Scudder Investor
Name, Age, and Address             Position with Fund      Principal Occupation**                  Services, Inc.
----------------------             ------------------      ----------------------                  --------------
---------------------------------- ----------------------- --------------------------------------- -------------------------
Henry P. Becton, Jr. (56)          Trustee                 President and General Manager, WGBH     --
WGBH                                                       Educational Foundation
125 Western Avenue
Allston, MA 02134
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Linda C. Coughlin (48)+*           Trustee and President   Managing Director of Zurich Scudder     Director and Senior
                                                           Investments, Inc.                       Vice President

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Dawn-Marie Driscoll (53)           Trustee                 Executive Fellow, Center for Business   --
4909 SW 9th Place                                          Ethics, Bentley College; President,
Cape Coral, FL  33914                                      Driscoll Associates (consulting firm)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Edgar R. Fiedler (70)              Trustee                 Senior Fellow and Economic              --
50023 Brogden                                              Counsellor, The Conference Board,
Chapel Hill, NC                                            Inc. (Not-for-profit business
                                                           research organization)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Keith R. Fox (46)                  Trustee                 General Partner, Exeter Group of Funds  --
10 East 53rd Street
New York, NY  10022
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

                                       47

---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Scudder Investor
Name, Age, and Address             Position with Fund      Principal Occupation**                  Services, Inc.
----------------------             ------------------      ----------------------                  --------------
---------------------------------- ----------------------- --------------------------------------- -------------------------
Joan E. Spero (55)                 Trustee                 President, Doris Duke Charitable        --
Doris Duke Charitable Foundation                           Foundation; Department of State -
650 Fifth Avenue                                           Undersecretary of State for Economic,
New York, NY  10128                                        Business and Agricultural Affairs
                                                           (March 1993 to January 1997)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Jean Gleason Stromberg (56)        Trustee                 Consultant; Director, Financial         --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Jean C. Tempel (56)                Trustee                 Managing Director, First Light          --
One Boston Place                                           Capital, LLC (venture capital firm)
23rd Floor
Boston, MA 02108
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Steven Zaleznick (45)*             Trustee                 President and CEO, AARP Services, Inc.  --
601 E Street, NW
7th Floor
Washington, DC 20004
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Thomas V. Bruns (43)***            Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

William F. Glavin (41) +           Vice President          Managing Director of Zurich Scudder     Vice President
                                                           Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

James E. Masur (40) +              Vice President          Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Howard Schneider (43) +            Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Brenda Lyons (37) +                Assistant Treasurer     Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Kathryn L. Quirk (47) #            Vice President and      Managing Director of Zurich Scudder     Senior Vice President,
                                   Assistant Secretary     Investments, Inc.                       Director, Chief Legal

                                                                                                   Officer and Assistant
                                                                                                   Clerk
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Ann M. McCreary (43) #             Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

John R. Hebble (42)+               Treasurer               Senior Vice President of Zurich         Assistant Treasurer
                                                           Scudder Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Caroline Pearson (38)+             Assistant Secretary     Senior Vice President of Zurich         Clerk
                                                           Scudder Investments, Inc.; Associate,
                                                           Dechert Price & Rhoads (law firm)

                                                           1989 - 1997
---------------------------------- ----------------------- --------------------------------------- -------------------------

                                       48

---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Scudder Investor
Name, Age, and Address             Position with Fund      Principal Occupation**                  Services, Inc.
----------------------             ------------------      ----------------------                  --------------
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

John Millette (37)+                Vice President and      Vice President of Zurich Scudder        --
                                   Secretary               Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

Donald E. Hall (48) ##             Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.

---------------------------------- ----------------------- --------------------------------------- -------------------------


* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be "interested persons" of the Advisor or of the Trust as defined in the 1940 Act.

** Unless otherwise stated, all officers and Trustees have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
+    Address:  Two International Place, Boston, Massachusetts 02110
#    Address:  345 Park Avenue, New York, New York 10154
##   Address: 333 South Hope Street, Los Angeles, California 90071
***  Address: 222 South Riverside Plaza, Chicago, Illinois 60606

The Trustees and officers of the Trust also serve in similar capacities with respect to other Scudder Funds.


As of November 30, 2000, 31,434 shares in the aggregate, or 14.02% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Scudder Trust Company, Trustee for the IRA of Arthur Valla, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, 104,603 shares in the aggregate, or 46.66% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Scudder Trust Company, Trustee for the IRA of Wayne Rambo, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, 14,196 shares in the aggregate, or 6.33% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Merle and Betty Wingo. They may be deemed to be the beneficial owner of such shares.

As of November 30, 2000, 484,559 shares in the aggregate, or 15.43% of the outstanding shares of Scudder Pathway Series; Conservative Portfolio, Class S were held in the name of Union Bank, for the benefit of select omnibus, P.O. Box 85484, San Diego, CA 92186. who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, 696,055 shares in the aggregate, or 22.16% of the outstanding shares of Scudder Pathway Series; Conservative Portfolio, Class S were held in the name of IBEW Local #106 Annuity Plan, Zurich Scudder Investments, Trustee, 322 James Avenue, Jamestown, NY 14701, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, all Trustees and Officers of Scudder Pathway Series; Moderate Portfolio, Scudder Pathway Series; Growth Portfolio and Scudder Pathway Series; Conservative Portfolio, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares.

To the knowledge of the Funds, as of November 30, 2000, no person owned beneficially more than 5% of the outstanding shares of any class of any fund, except as stated above.

                                  REMUNERATION


The Board of Trustees of the Trust is responsible for the general oversight of the Portfolios' business. A majority of the Board's members are not affiliated with Zurich Scudder Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Portfolios are managed in the best interests of their shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Portfolios of the Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Portfolios' independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee of Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Portfolios' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

                                  REMUNERATION
                                  ------------


Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

                                   DISTRIBUTOR


The Trust has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated May 18, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was approved by the Trustees on May 18, 2000.

Under the underwriting agreement, the Distributor is not responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Portfolio; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor.


The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of Portfolio shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of Portfolio shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Portfolio, unless a Rule 12b-1 Plan is in effect which provides that a Portfolio shall bear some or all of such expenses.



As agent, the Distributor currently offers shares of the Portfolios on a continuous basis to investors in all states in which shares of the Portfolios may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Portfolio.

                                      TAXES

Taxation of the Portfolios and Their Shareholders

Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Portfolio is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.


If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of the Portfolios' earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Portfolio's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Portfolio. Presently, each Portfolio has no capital loss carryforwards.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Portfolio on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Portfolio shares by the difference between such reported gains and the shareholder's tax credit. If a Portfolio makes such an election, it may not be treated as having met the excise tax distribution requirement.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.

To the extent that an Underlying Scudder Fund derives dividends from domestic corporations, a portion of the income distributions of a Portfolio which invests in that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by Underlying Scudder Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Scudder Fund or the Portfolio are deemed to have been held by the Underlying Scudder Fund, the Portfolio or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Income received by an Underlying Scudder Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Scudder Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Scudder Fund will be eligible and may elect to "pass-through" to its shareholders, including a Portfolio, the amount of such foreign income and similar taxes paid by the Underlying Scudder Fund. Pursuant to this election, the Portfolio would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Portfolio, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Scudder Fund.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.


Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Each Portfolio will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Taxation of the Underlying Scudder Funds

Each Underlying Scudder Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Scudder Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any federal income or excise tax.

Distributions of an Underlying Scudder Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Scudder Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of an Underlying Scudder Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.


Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of addition al information in light of their particular tax situations.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

Each Portfolio's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for each Portfolio whenever necessary, in management's opinion, to meet that Portfolio's objective.


Each Portfolio is expected to operate at a zero expense ratio. To accomplish this, the payment of a Portfolio's expenses is subject to the Administration Agreement and certain provisions mentioned in the Agreement with the Advisor.



Underlying Scudder Fund                                                          Portfolio Turnover Rate (%) ^(1)
-----------------------                                                          -------------------------------
Scudder Cash Investment Trust^(2)                                                            n/a
Scudder Money Market Series--Premium Money Market Shares ^(2)                                n/a
Scudder Emerging Markets Income Fund*                                                        339
Scudder Global Bond Fund*                                                                     64
Scudder GNMA Fund - Class AARP*                                                              308
Scudder High Yield Bond Fund*                                                                 81
Scudder Income Fund                                                                          104
Scudder Short Term Bond Fund*                                                                194
Scudder Balanced Fund*                                                                       113
Scudder Capital Growth Fund - Class AARP*                                                     79
Scudder Classic Growth Fund*                                                                  88
Scudder Development Fund                                                                     100
Scudder Dividend & Growth Fund*                                                              123
Scudder Emerging Markets Growth Fund*                                                         49
Scudder Global Fund                                                                           60
Scudder Global Discovery Fund*                                                               126
Scudder Gold Fund*                                                                            24
Scudder Greater Europe Growth Fund*                                                           64
Scudder Growth and Income Fund*                                                               58
Scudder Health Care Fund                                                                     142
Scudder International Fund                                                                    83
Scudder Large Company Growth Fund                                                             56
Scudder Large Company Value Fund                                                              46
Scudder Latin America Fund*                                                                   75
Scudder Pacific Opportunities Fund*                                                          175
Scudder Select 500 Fund*                                                                      53
Scudder Select 1000 Growth Fund*                                                              39
Scudder S&P 500 Index Fund                                                                    11
Scudder Small Company Stock Fund - Class AARP*                                                56
Scudder Small Company Value Fund                                                              29

Scudder Technology Innovation Fund                                                            83

Scudder 21st Century Growth Fund                                                             135


                                       54

Underlying Scudder Fund                                                          Portfolio Turnover Rate (%) ^(1)
-----------------------                                                          -------------------------------
Scudder Value Fund*                                                                                                   51
The Japan Fund*                                                                                                       87
------------------------------

^(1) As of each Underlying Scudder Fund's most recent fiscal reporting period.
^(2) Scudder Cash Investment Trust and Scudder Money Market Series - Scudder Premium Shares are money market funds.
*        Annualized

                                 NET ASSET VALUE

The net asset value of Portfolio shares is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Portfolio, less all liabilities, by the total number of shares outstanding.

The net asset value of each Underlying Scudder Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying Scudder Fund. Shares of each Underlying Scudder Fund in which a Portfolio may invest are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Scudder Funds will be calculated and reported to a Portfolio by each Underlying Scudder Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If, in the opinion of a Portfolio's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

                             ADDITIONAL INFORMATION

Experts

The Financial Highlights of each Fund included in each Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of each Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.

Shareholder Indemnification

The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with each Portfolio's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations.

Other Information


Many of the investment changes in a Portfolio will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Portfolio. These transactions will reflect investment decisions made by the Advisor in light of the objective and policies of the particular Portfolio, and other factors such as its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


The name "Scudder Pathway Series" is the designation of the Trustees for the time being under a Declaration of Trust dated July 1, 1994, as amended from time to time, and all persons dealing with a Portfolio must look solely to the property of the Portfolio for the enforcement of any claims against the Portfolio as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Portfolio. No series of the Trust shall be liable for the obligations of any other series. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

The CUSIP number of Conservative Portfolio Class AARP is 811189-885.

The CUSIP number of the Conservative Portfolio Class S is 811189-30-7.

The CUSIP number of Moderate Portfolio Class AARP is 811189-703.

The CUSIP number of the Moderate Portfolio Class S is 811189-50-5.

The CUSIP number of Growth Portfolio Class AARP is 811189-802.

The CUSIP number of the Growth Portfolio Class S is 811189-20-8.

Each Portfolio has a fiscal year end of August 31.

The prospectuses of each of the Portfolios are combined in this prospectus and Statement of Additional Information. Each Portfolio offers only its own shares, yet it is possible that a Portfolio might become liable for a misstatement or omission regarding another Portfolio. The Trustees of the Trust have considered this and approved the use of a combined prospectus and Statement of Additional Information.

The Series employs State Street Bank and Trust Company as Custodian. State Street Bank and Trust Company maintains shares of the Underlying Scudder Funds in the book entry system of such funds' transfer agent, Scudder Service Corporation.

The firm of Dechert is counsel to the Trust.


Scudder Service Corporation ("Service Corporation"), P.O. Box 219669, Kansas City, Missouri, 64121-9669, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Trust. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

The Portfolios' combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Portfolios and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of Scudder Pathway Series, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated herein by reference and are hereby deemed to be part of this Statement of Additional Information.

                                    GLOSSARY

Prospective investors should consider certain Underlying Scudder Funds may engage in the following investment practices.


INVESTMENT COMPANY SECURITIES. The Underlying Scudder Funds may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Underlying Scudder Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Underlying Scudder Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500 Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, an Underlying Scudder Fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.

Despite the risk of price volatility, however, common stocks have historically offered a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


Convertible Securities. Certain Underlying Scudder Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which an Underlying Scudder Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield option Notes ("LYONs"(TM)).

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of the smaller companies in which certain Underlying Scudder Funds may invest, may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Investing in emerging growth companies. The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, an Underlying Scudder Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.


Investments Involving Above-Average Risk. Certain Underlying Scudder Funds may purchase securities involving above-average risk. For example, an Underlying Scudder Fund has invested from time to time in relatively new companies but is limited by a non-fundamental policy that it may not invest more than 5% of its total assets in companies that, with their predecessors, have been in continuous operation for less than three years. The Underlying Scudder Fund's portfolio may also include the securities of small or little-known companies, commonly referred to as emerging growth companies, that the Advisor believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk is higher than that normally associated with larger, older companies due to the higher business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Underlying Scudder Fund allocates its investments among many companies and different industries.


The securities of such companies are often traded only over-the-counter and may not be traded in the volume typical of trading on a national securities exchange. As a result, the disposition by the Underlying Scudder Fund of holdings of such securities may require the Underlying Scudder Fund to offer a discount from recent prices or to make many small sales over a lengthy period of time. Such securities may be subject to more abrupt or erratic market movements than those typically encountered on national securities exchanges.

Debt securities. In general, the prices of debt securities rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer term debt securities.


Investment-Grade Bonds. Certain of the Underlying Scudder Funds may purchase "investment-grade bonds" which are those rated, Aaa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent an Underlying Scudder Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower grades. High Yield/High Risk Bonds. Certain Underlying Scudder Funds may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Investment Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Information regarding the ratings of debt securities and the identity of those Underlying Scudder Funds that can invest in investment-grade or below investment-grade debt securities may be found in the Ratings Appendix to this Statement of Additional Information.

 Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Underlying  Fund may have  difficulty  disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Underlying Fund's ability to dispose of particular issues and may also make it more difficult for the Underlying Fund to obtain accurate market quotations for purposes of valuing the Underlying Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Investment Manager not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Underlying Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Municipal Obligations. Certain Underlying Scudder Funds may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Underlying Scudder Fund has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Underlying Scudder Fund's total assets.

Municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications  of municipal  obligations  are "notes" and "bonds."


Zero Coupon Securities. Certain Underlying Scudder Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal

("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS"(TM)) and Certificate of Accrual on Treasuries ("CATS"(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. (See "TAXES.")


Brady Bonds. Certain Underlying Scudder Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, and the Philippines.

Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Over $82 billion in Brady Bonds have been issued by countries in Africa and Latin America, with 90% of these Brady Bonds being denominated in U.S. dollars.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Mortgage-Backed Securities and Mortgage Pass-Through Securities. Certain Underlying Scudder Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose an Underlying Scudder Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Underlying Scudder Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Underlying Scudder Fund because the value of the mortgage-backed securities held by the Underlying Scudder Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Underlying Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the General National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Underlying Scudder Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Scudder Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Underlying Scudder Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Underlying Scudder Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.


FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. An Underlying Scudder Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Underlying Scudder Fund's total assets will be. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Underlying Scudder Fund's investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.


Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with an Underlying Scudder Fund's investment objectives and policies, the Underlying Scudder Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Scudder Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

An Underlying Scudder Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability and would be subject to the Underlying Scudder Fund's restriction on restricted or illiquid securities. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Scudder Fund to dispose of any then-existing holdings of such securities.

Illiquid Securities and Restricted Securities.

The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be illiquid.

Each Corporation/Trust's Board of Directors/Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Underlying Fund's net assets.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Repurchase Agreements. The Underlying Scudder Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for an Underlying Scudder Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Underlying Scudder Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Scudder Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Scudder Fund together with the repurchase price upon repurchase. In either case, the income to the Underlying Scudder Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by an Underlying Scudder Fund subject to a repurchase agreement as being owned by the Underlying Scudder Fund or as being collateral for a loan by the Underlying Scudder Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, an Underlying Scudder Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Underlying Scudder Fund has not perfected a security interest in the Obligation, the Underlying Scudder Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Underlying Scudder Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Underlying Scudder Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case an Underlying Scudder Fund may incur a loss if the proceeds to the Underlying Scudder Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Underlying Scudder Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that an Underlying Scudder Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Repurchase  Commitments.   Certain  Underlying  Scudder  Funds  may  enter  into
repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which an

Underlying Scudder Fund may purchase. Such transactions may not provide the Underlying Scudder Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.


Strategic Transactions and Derivatives. Certain Underlying Scudder Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, the Underlying Scudder Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Scudder Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Scudder Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Underlying Scudder Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Underlying Scudder Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Scudder Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Underlying Scudder Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Underlying Scudder Fund, and the Underlying Scudder Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Underlying Scudder Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Underlying Scudder Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Underlying Scudder Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Underlying Scudder Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Underlying Scudder Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Underlying Scudder Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Underlying Scudder Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Underlying Scudder Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Underlying Scudder Fund to require the Counterparty to sell the option back to the Underlying Scudder Fund at a formula price within seven days. The Underlying Scudder Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Underlying Scudder Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Scudder Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Underlying Scudder Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Underlying Scudder Fund, and portfolio securities "covering" the amount of the Underlying Scudder Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Underlying Scudder Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If the Underlying Scudder Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Underlying Scudder Fund's income. The sale of put options can also provide income.

The Underlying Scudder Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Underlying Scudder Fund must be "covered" (i.e., the Underlying Scudder Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Underlying Scudder Fund will receive the option premium to help protect it against loss, a call sold by the Underlying Scudder Fund exposes the Underlying Scudder Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Underlying Scudder Fund to hold a security or instrument which it might otherwise have sold.

The Underlying Scudder Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Underlying Scudder Fund will not sell put options if, as a result, more than 50% of the Underlying Scudder Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Underlying Scudder Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Underlying Scudder Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Underlying Scudder Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Underlying Scudder Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Underlying Scudder Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Underlying Scudder Fund. If the Underlying Scudder Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Underlying Scudder Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Underlying Scudder Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on  Securities  Indices  and Other  Financial  Indices.  The  Underlying
Scudder Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Underlying Scudder Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Underlying Scudder Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.


The Underlying Scudder Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Underlying Scudder Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Underlying Scudder Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Underlying Scudder Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Underlying Scudder Fund has or in which the Underlying Scudder Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Underlying Scudder Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Underlying Scudder Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Underlying Scudder Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Underlying Scudder Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Underlying Scudder Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Scudder Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Underlying Scudder Fund is engaging in proxy hedging. If the Underlying Scudder Fund enters into a currency hedging transaction, the Underlying Scudder Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Underlying Scudder Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. The Underlying Scudder Fund may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Underlying Scudder Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Underlying Scudder Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Underlying Scudder Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Scudder Fund anticipates purchasing at a later date. The Underlying Scudder Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Underlying Scudder Fund may be obligated to pay. Interest rate swaps involve the exchange by the Underlying Scudder Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Underlying Scudder Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Scudder Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Underlying Scudder Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Underlying Scudder Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Underlying Scudder Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar  Instruments.  The  Underlying  Scudder Fund may make  investments in
Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Underlying Scudder Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Underlying Scudder Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Underlying Scudder Fund segregate  cash or liquid  assets with its  custodian  to the extent  Underlying
Scudder Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Underlying Scudder Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Underlying Scudder Fund will require the Underlying
Scudder Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Underlying Scudder Fund on an index will require the Underlying Scudder Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Underlying Scudder Fund requires the Underlying Scudder Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Underlying Scudder Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Underlying Scudder Fund to buy or sell currency will generally require the Underlying Scudder Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Underlying Scudder Fund's obligations or to segregate cash or liquid assets equal to the amount of the Underlying Scudder Fund's obligation.

OTC options entered into by the Underlying Scudder Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Underlying Scudder Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.

These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Underlying Scudder Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Underlying Scudder Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Underlying Scudder Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Underlying Scudder Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Underlying Scudder Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Underlying Scudder Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Underlying Scudder Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Underlying Scudder Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Underlying Scudder Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Underlying Scudder Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Underlying Scudder Fund. Moreover, instead of segregating cash or liquid assets if the Underlying Scudder Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

When-Issued Securities. Certain Underlying Scudder Funds may purchase securities on a "when-issued", "delayed delivery" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which is generally expressed in yield terms, is generally fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by an Underlying Scudder Fund to the issuer and no interest on the securities accrues to the Underlying Scudder Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

 To the extent that assets of the Underlying Scudder Fund are held in cash pending the settlement of a purchase of securities, the Underlying Scudder Fund will earn no income. While such securities may be sold prior to the settlement date, the Underlying Scudder Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Underlying Scudder Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Short Sales Against the Box. Certain Underlying Scudder Funds may make short sales of common stocks if, at all times when a short position is open, an Underlying Scudder Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Underlying Scudder Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Underlying Scudder Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian.

Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Underlying Fund may enter into short sales against the box.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect an Underlying Scudder Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for an Underlying Scudder Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of an Underlying Scudder Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because certain Underlying Scudder Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Underlying Scudder Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Scudder Fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although an Underlying Scudder Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Scudder Fund at one rate, while offering a lesser rate of exchange should the Underlying Scudder Fund desire to resell that currency to the dealer. An Underlying Scudder Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Investment Manager to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Investment Manager believes that these characteristics may be expected to continue in the future.


Most emerging securities markets in which certain Underlying Scudder Funds may invest, may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Scudder Fund is uninvested and no cash is earned thereon. The inability of the Underlying Scudder Fund to make intended security purchases due to settlement problems could cause the Underlying Scudder Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Underlying Scudder Fund due to subsequent declines in value of the portfolio security or, if the Underlying Scudder Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.


Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Underlying Scudder Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Scudder Fund of any restrictions on investments.


In the course of investment in emerging market debt obligations, an Underlying Scudder Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Underlying Scudder Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Underlying Scudder Fund to suffer a loss of value in respect of the securities in the Underlying Scudder Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Underlying Scudder Fund's securities in such markets may not be readily available. The Trust/Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Underlying Scudder Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Underlying Scudder Fund's identification of such condition until the date of the Commission action, the Underlying Scudder Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.


Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an Underlying Scudder Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Underlying Scudder Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

          Sovereign Risk Ratings for Selected Emerging Market Countries (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)


Country                           Moody's                 Standard & Poor's
-------                           -------                 -----------------

Chile                             Baa1                    A-
Turkey                            B1                      B
Mexico                            Ba2                     BB
Czech Republic                    Baa1                    A
Hungary                           Baa3                    BBB-
Colombia                          Baa3                    BBB-
Venezuela                         Ba2                     B+
Morocco                           NR                      NR
Argentina                         Ba3                     BB
Brazil                            B1                      BB-
Poland                            Baa3                    BBB-
Ivory Coast                       NR                      NR


An Underlying Scudder Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Underlying Scudder Fund defaults, the Underlying Scudder Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Underlying Scudder Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by an Underlying Scudder Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Underlying Scudder Fund makes its investments. The Underlying Scudder Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Underlying Scudder Fund or to entities in which the Underlying Scudder Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Underlying Scudder Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Underlying Scudder Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.


To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Underlying Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

The portion of an Underlying Scudder Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.


Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.


Investing in the Pacific Basin. Certain Underlying Scudder Funds are susceptible to political and economic factors affecting issuers in Pacific Basin countries. Many of the countries of the Pacific Basin are developing both economically and politically.

Economies of individual Pacific Basin countries in which certain Underlying Scudder Funds may invest, may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which an Underlying Scudder Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Underlying Scudder Fund's investment in that country.


Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation of Pacific Basin stock exchanges, brokers, and listed companies than in the U.S.

Investing in Africa.


Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.


Many of the countries in which certain Underlying Scudder Funds may invest are fraught with political instability. However, there has been a trend over recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.


Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.


On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Underlying Scudder Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Underlying Scudder Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Underlying Scudder Fund's.

Investing in Europe. An Underlying Scudder Fund's performance may be susceptible to political, social and economic factors affecting issuers in European countries.

Most Eastern European nations in which certain Underlying Scudder Funds may invest, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.


Both the European Community ("EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.


The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (GDP) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Underlying Scudder Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


Depositary Receipts. Certain Underlying Scudder Funds may invest sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of an Underlying Scudder Fund's investment policies, the Underlying Scudder Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADR's rather than directly in foreign issuer's stock, the Underlying Fund avoids currency risks during the settlement period. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Loan Participations and Assignments. Certain Underlying Scudder Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). An Underlying Scudder Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Underlying Scudder Fund having a contractual relationship only with the Lender and not with the borrower. The Underlying Scudder Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Underlying Scudder Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Scudder Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Underlying Scudder Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Underlying Scudder Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Underlying Scudder Fund will acquire Participations only if the Lender interpositioned between the Underlying Scudder Fund and the borrower is determined by the Advisor to be creditworthy.


When an Underlying Scudder Fund purchases Assignments from Lenders, the Underlying Scudder Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Scudder Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

An Underlying Scudder Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Underlying Scudder Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Underlying Scudder Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Underlying Scudder Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Underlying Scudder Fund to assign a value to those securities for purposes of valuing the Underlying Scudder Fund's portfolio and calculating its net asset value.

Real Estate Investment Trusts. Certain Underlying Scudder Funds invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Investment in REITs may subject an Underlying Scudder Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an Underlying Scudder Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an Underlying Scudder Fund, a shareholder will bear not only his or her proportionate share of the expenses of an Underlying Scudder Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Trust Preferred Securities. Certain Underlying Scudder Funds invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Underlying Scudder Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Underlying Scudder Funds, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether an Underlying Scudder Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Underlying Scudder Funds, to sell their holdings.


Investment company securities. Securities of other investment companies may be acquired by certain Underlying Scudder Funds consistent with their investment objectives and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Non-diversified investment company. Certain Underlying Scudder Funds are classified as non-diversified investment companies under the 1940 Act, which means that an Underlying Scudder Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of an Underlying Scudder Fund's assets in the securities of a small number of issuers may cause an Underlying Scudder Fund's share price to fluctuate more than that of a diversified investment company.

Precious metals. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.


Correlation of gold and gold securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute part of certain Underlying Scudder Funds' assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Mining and exploration risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Asset-Indexed Securities. Certain Underlying Scudder Funds may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. An Underlying Scudder Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Underlying Scudder Fund will purchase asset-indexed securities to the extent permitted by law.


Special situation securities. From time to time, an Underlying Scudder Fund may invest in equity or debt securities issued by companies that are determined by the Advisor to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

Borrowing. An Underlying Scudder Fund will borrow only when the Advisor believes that borrowing will benefit the Underlying Scudder Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Underlying Scudder Fund will involve special risk considerations. Although the principal of the Underlying Scudder Fund's borrowings will be fixed, the Underlying Scudder Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Lending of Portfolio Securities. Certain Underlying Scudder Funds may seek to increase their income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. An Underlying Scudder Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Underlying Scudder Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Corporate and Municipal Bond Ratings. The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds. Should the rating of a portfolio security held by an Underlying Scudder Fund be downgraded, the Advisor will determine whether it is in the best interest of the Underlying Scudder Fund to retain or dispose of such security.


S&P. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 29, 2000

                Scudder Pathway Series (Class A, B and C Shares)

         Conservative Portfolio, Moderate Portfolio and Growth Portfolio
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Class A, Class B and Class C Shares (the "Shares") of Scudder Pathway Series Portfolios (the "Portfolios"), a diversified series of Scudder Pathway Series (the "Trust"), an open-end management investment company. It should be read in conjunction with the prospectus of the Shares dated December 29, 2000. The prospectus may be obtained without charge from the Portfolio at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received.

Scudder Pathway Series offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C shares (the "Shares"). Only Class A, Class B and Class C shares of Scudder Pathway Series Portfolios are offered herein.



                                TABLE OF CONTENTS



Investment Restrictions.......................................................2

Investment Policies and Techniques............................................3

Dividends, Distributions and Taxes...........................................24

Performance..................................................................27

Investment Manager and Underwriter...........................................30

Portfolio Transactions.......................................................37

Net Asset Value..............................................................38

Purchase, Repurchase and Redemption of Shares................................39

Purchase of Shares...........................................................39

Redemption or Repurchase of Shares...........................................43

Special Features.............................................................47

Officers and Trustees........................................................50

Shareholder Rights...........................................................53



Zurich Scudder Investments, Inc. (the "Advisor") serves as the Portfolios' investment manager.




The financial statements appearing in the Portfolios' August 31, 2000 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Portfolios accompanies this document.

INVESTMENT RESTRICTIONS

The policies set forth below are fundamental policies of each Portfolio and may not be changed with respect to each of the Portfolios without the approval of a majority of such Portfolio's outstanding shares. As used in this combined Statement of Additional Information, a "majority of the outstanding voting securities of a Portfolio" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Portfolio.

Each Portfolio has elected to be classified as a diversified series of an open-end investment company. In addition, as a matter of fundamental policy, each Portfolio will not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in investment companies, as the term "concentrate" is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time; except that each Portfolio may concentrate in an underlying Fund. However, each Underlying Scudder Fund in which each Portfolio will invest may concentrate its investments in a particular industry;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)  purchase   physical   commodities   or   contracts   relating  to  physical
     commodities; or

(7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Nonfundamental policies may be changed by the Trustees of the Trust without shareholder approval. As a matter of nonfundamental policy, each Portfolio does not currently intend to:

(a)  invest in companies for the purpose of exercising management or control.

(b) (i) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, entering into dollar rolls, or making other investments or engaging in other transactions which may be deemed to be borrowings but are consistent with each Portfolio's investment objective.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolios.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for each Portfolio while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Interfund Borrowing and Lending Program. The Trust's Board of Trustees has approved the filing of an application for exemptive relief with the SEC which would permit the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. If the Portfolios receive the requested relief, the interfund lending program would allow the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program would be subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund would participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings would extend overnight, but could have a maximum duration of seven days. Loans could be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolios are actually engaged in borrowing through the interfund lending program, the Portfolios, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment of Uninvested Cash Balances. The Portfolios may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Portfolios may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Portfolios in shares of the Central Funds will be in accordance with the Portfolios' investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Portfolios will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Scudder Pathway Series (the "Trust") is an open-end management investment company composed of three separate diversified portfolios (the "Portfolios"), which invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"), according to well-defined investment objectives. The Portfolios may also invest in money market instruments to provide for redemptions and for temporary or defensive purposes. It is impossible to accurately predict how long such alternate strategies may be utilized. Each Portfolio offers a professionally managed, long-term investment program that can serve as a complete investment program or as a core part of a larger portfolio. Achievement of each Portfolio's objective cannot be assured.

The Portfolios are professionally managed portfolios which allocate their investments among select funds in the Scudder Family of Funds. Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Pathway Series: Conservative Portfolio"), a balance of growth and income ("Pathway Series: Moderate Portfolio") or growth of capital ("Pathway Series: Growth Portfolio"). The Portfolios have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. As has been well documented in the financial press, the proliferation of mutual funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many mutual fund investors realize the value of diversifying their investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal), but need professional management to decide such questions as which mutual funds to select, how much of their assets to commit to each fund and when to allocate their selections. The Portfolios will allow investors to rely on the Advisor to determine (within clearly explained parameters) the amount to invest in each of several Underlying Scudder Funds and the timing of such investments. The Portfolios may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Investment Company Act of 1940 (the "1940 Act") requires borrowings to have 300% asset coverage. The Portfolios may each also enter into reverse repurchase agreements.


Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Portfolio's objectives will be met.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Underlying Scudder Funds may engage (such as short selling, hedging, etc.) or a financial instrument which the Underlying Scudder Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing a Fund's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.


The investment objectives of the Portfolios are as follows:

Conservative Portfolio

The Conservative Portfolio seeks current income and, as a secondary objective, long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 3-5 years or more.

Moderate Portfolio

The Moderate Portfolio seeks a balance of current income and growth of capital. This portfolio may be suitable for investors with an investment time horizon of 5-10 years.

Growth Portfolio

The Growth Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 10 years or more.

The Underlying Scudder Funds


Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of each Portfolio's shares, (b) change the percentages of each Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of each Portfolio's assets in accordance with the investment mixes described below.

Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Advisor's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges: (Conservative)

50-70% bond mutual funds, 30-50% equity mutual funds; (Moderate) 50-70% equity mutual funds, 30-50% bond mutual funds; and (Growth) 75-95% equity mutual funds, 5-25% bond mutual funds. The allowed range of international equity investment is (Conservative) 0-10%, with none in emerging markets; (Moderate) 0-20%, with up to 5% in emerging markets; (Growth) 0-30%, with up to 10% in emerging markets. The allowed range of investment in small capitalization is (Conservative) 0-5%, (Moderate) 0-10% and (Growth) 0-20%. None of the Portfolios may invest over 20% of their fixed income component in high yield bonds, and none may invest over 75% in domestic small-, mid- and large-cap stocks.

-----------------------------------------------------------------------------------------------------------------------
       Conservative Portfolio                   Moderate Portfolio                        Growth Portfolio
      Underlying Scudder Funds               Underlying Scudder Funds                 Underlying Scudder Funds
------------------------------------------------------------------------------------------------------------------------
Bond Mutual Funds                     Equity Mutual Funds                     Equity Mutual Funds
-----------------                     -------------------                     -------------------
Scudder Emerging Markets Income Fund  Classic Growth Fund-Scudder Shares      Classic Growth Fund-Scudder Shares
Scudder Global Bond Fund              Global Discovery Fund-Scudder Shares    Global Discovery Fund-Scudder Shares
Scudder GNMA Fund                     Scudder Balanced Fund                   Scudder Balanced Fund
Scudder High Yield Bond Fund          Scudder Development Fund                Scudder Development Fund
Scudder Income Fund                   Scudder Dividend & Growth Fund          Scudder Dividend & Growth Fund
Scudder Short Term Bond Fund          Scudder Emerging Markets Growth Fund    Scudder Emerging Markets Growth Fund
                                      Scudder Global Fund                     Scudder Global Fund
Equity Mutual Funds                   Scudder Gold Fund                       Scudder Gold Fund
-------------------                   Scudder Greater Europe Growth Fund      Scudder Greater Europe Growth Fund
Classic Growth Fund-Scudder Shares    Scudder Growth and Income Fund          Scudder Growth and Income Fund
Global Discovery Fund-Scudder Shares  Scudder Health Care Fund                Scudder Health Care Fund
Scudder Balanced Fund                 Scudder International Fund              Scudder International Fund
Scudder Development Fund              Scudder Large Company Growth Fund       Scudder Large Company Growth Fund
Scudder Dividend & Growth Fund        Scudder Large Company Value Fund        Scudder Large Company Value Fund
Scudder Emerging Markets Growth Fund  Scudder Latin America Fund              Scudder Latin America Fund
Scudder Global Fund                   Scudder Pacific Opportunities Fund      Scudder Pacific Opportunities Fund
Scudder Gold Fund                     Scudder Select 500 Fund                 Scudder Select 500 Fund
Scudder Greater Europe Growth Fund    Scudder Select 1000 Growth Fund         Scudder Select 1000 Growth Fund
Scudder Growth and Income Fund        Scudder S&P 500 Index Fund              Scudder S&P 500 Index Fund
Scudder Health Care Fund              Scudder Small Company Value Fund        Scudder Small Company Value Fund
Scudder International Fund            Scudder Technology Innovation Fund      Scudder Technology Innovation Fund
Scudder Large Company Growth Fund     Scudder 21st Century Growth Fund        Scudder 21st Century Growth Fund
Scudder Large Company Value Fund      The Japan Fund                          The Japan Fund
Scudder Latin America Fund            Value Fund-Scudder Shares               Value Fund-Scudder Shares
Scudder Pacific Opportunities Fund
Scudder Select 500 Fund               Bond Mutual Funds                       Bond Mutual Funds
Scudder Select 1000 Growth Fund       -----------------                       -----------------
                                      Scudder Emerging Markets Income Fund    Scudder Emerging Markets Income Fund
Scudder S&P 500 Index Fund            Scudder Global Bond Fund                Scudder Global Bond Fund
Scudder Small Company Value Fund      Scudder GNMA Fund                       Scudder GNMA Fund
Scudder Technology Innovation Fund    Scudder High Yield Bond Fund            Scudder High Yield Bond Fund
Scudder 21st Century Growth Fund      Scudder Income Fund                     Scudder Income Fund
The Japan Fund                        Scudder Short Term Bond Fund            Scudder Short Term Bond Fund
Value Fund-Scudder Shares
                                      Money Market Funds                      Money Market Funds
Money Market Funds                    ------------------                      ------------------
------------------                    Scudder Cash Investment Trust           Scudder Cash Investment Trust
Scudder Cash Investment Trust         Scudder Money Market Series -- Scudder  Scudder Money Market Series-- Scudder
Scudder Money Market Series--            Premium Money Market Shares             Premium Money Market Shares
   Scudder Premium Money Market
   Shares
------------------------------------------------------------------------------------------------------------------------


The following Underlying Scudder Funds are the money market funds in which the Portfolios may invest and will likely serve as the primary cash reserve portion of each Portfolio.

Scudder Cash Investment Trust (SCIT) seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Fund seeks to achieve its objectives by investing in money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily. There can be no assurance that the stable net asset value will be maintained and shares of the Fund are not insured or guaranteed by the U.S. Government. The Fund purchases domestic and foreign U.S. dollar-denominated money market securities. All of the Fund's portfolio securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of McGraw Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"). The maturity of each investment in the Fund's portfolio is 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days or less. The dollar-weighted average maturity of the

Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.

SCIT may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities, asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid securities. SCIT has adopted 144a procedures for the valuation of illiquid securities.

In addition, SCIT may invest in repurchase agreement and securities with put features. SCIT may also hold cash.

Scudder Money Market Series - Scudder Premium Money Market Shares seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in a broad range of short-term money market instruments that have remaining maturities of not more than 397 calendar days and certain repurchase agreements. These money market securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, taxable and tax-exempt municipal obligations, corporate and bank obligations, certificates of deposit ("CD's"), bankers' acceptances and variable amount master demand notes. The fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so.


The bank obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, fixed time deposits or other short-term bank obligations. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). The Fund limits its investments in U.S. bank obligations to banks (including foreign branches, the obligations of which are guaranteed by the U.S. parent) that have at least $1 billion in total assets at the time of investment. "U.S. banks" include commercial banks that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in obligations of savings banks and savings and loan associations insured by the Federal Deposit Insurance Corporation that have total assets in excess of $1 billion at the time of the investment. The Fund may invest in U.S. dollar-denominated obligations of foreign banks subject to the following conditions: the foreign banks (based upon their most recent annual financial statements) at the time of investment (i) have more than U.S. $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the U.S.; and (iv) are obligations which, in the opinion of the Advisor, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. Such investments may involve greater risks than those affecting U.S. bank or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

The Fund may invest in U.S. dollar-denominated certificates of deposit and promissory notes issued by Canadian affiliates of U.S. banks under circumstances where the instruments are guaranteed as to principal and interest by the U.S. bank. While foreign obligations generally involve greater risks than those of domestic obligations, such as risks relating to liquidity, marketability, foreign taxation, nationalization and exchange controls, generally the Advisor believes that these risks are substantially less in the case of instruments issued by Canadian affiliates that are guaranteed by U.S. banks than in the case of other foreign money market instruments.


There is no limitation on the amount of the Fund's assets that may be invested in obligations of foreign banks that meet the conditions set forth above. Such investments may involve greater risks than those affecting U.S. banks or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. Governmental agency or instrumentality.

Except for obligations of foreign banks and foreign branches of U.S. banks, the Fund will not invest in the securities of foreign issuers. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements).

Generally, the commercial paper purchased by the Fund is limited to direct obligations of domestic corporate issuers, including bank holding companies, which obligations, at the time of investment, are (i) rated "P-1" by Moody's, "A-1" or better by S&P or "F-1" by Fitch, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or Fitch, or (iii) securities that, if not rated, are of comparable investment quality as determined by the Advisor in accordance with procedures adopted by the Corporation's Board of Directors.

All of the securities in which the Fund will invest must meet credit standards applied by the Advisor pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.


In addition, the Fund may invest in variable or floating rate obligations, obligations backed by bank letters of credit, when-issued securities and securities with put features. The Fund has adopted 144a procedures for the valuation of illiquid securities.

The following Underlying Scudder Funds are bond mutual funds which seek to provide current income.

Scudder Emerging Markets Income Fund is a non-diversified investment company which seeks to provide high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests at least 50% of its total assets in high-yielding, high-risk debt securities issued by governments and corporations in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. To reduce currency risk, the Fund will invest at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's assets may be invested in debt securities denominated in foreign currencies. By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade. The Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies.

In addition, Scudder Emerging Markets Income Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed income-instruments. The Fund has adopted 144a procedures for the valuation of illiquid securities.

The Fund may for temporary, defensive or emergency purposes invest without limit in U.S. debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of closed end investment companies, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Global Bond Fund is a non-diversified investment company which seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund seeks capital appreciation. The Fund invests principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years and long-term bonds generally have maturities of greater than eight years.) Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. At least 65% of the Fund's investments will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Advisor. The Fund may also invest up to 15% of its net assets in debt securities rated BBB or BB by S&P or Baa or Ba by Moody's, or unrated securities considered to be of equivalent quality by the Advisor. The Fund does not invest in any securities rated B or lower. Under normal market conditions, the Fund will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities or political subdivisions; and debt securities issued or guaranteed by supranational organizations such as the

European Investment Bank, Inter-American Development Bank and The World Bank. The Fund may also invest in non-government securities including corporate debt securities, bank or bank holding company obligations (e.g., certificates of deposit and bankers acceptances), and mortgage and other asset-backed issues.


Scudder  Global Bond Fund may for temporary  defensive  purposes  invest without limit in U.S. Government debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero coupon securities mortgage and asset-backed securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending, strategic transactions including derivatives.

Scudder GNMA Fund is designed to produce a high level of current income but with less risk of loss to the Fund's portfolio than other GNMA mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 65% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The Fund also invests in U.S. Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. In addition, the Fund does not invest in securities issued by tobacco-producing companies. The Fund has been designed with the conservative, safety-conscious investor in mind. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit, and fixed-price money market funds.



The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government as to principal and interest, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in GNMAs. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time, the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk or prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Advisor, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.


Some investors may view the Fund as an alternative to a bank certificate of deposit. While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a certificate of deposit -- is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

The Fund may also invest in dollar roll transactions, mortgage-backed and mortgage pass-though securities, securities purchased on a "forward delivery" or "when-issued" basis, and covered call options.

For temporary defensive purposes, the fund may temporarily invest up to 100% of assets in cash or cash equivalents.

Scudder  High  Yield  Bond  Fund  seeks a high  level  of  current  income  and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities. In pursuit of its investment objectives, the Fund, under normal market conditions, invests at least 65% of its total assets in high yield, below investment-grade domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. The Fund may invest in a variety of other securities including convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, securities issued by real estate investment trusts, trust preferred securities, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements. The Fund may invest up to 25% of its total assets in foreign securities. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

Scudder High Yield Bond Fund may for temporary defensive purposes invest without limit in cash or money market instruments or high quality domestic debt securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, securities lending, illiquid securities, reverse repurchase agreements, repurchase agreements, may purchase securities on a when-issued or forward delivery basis and may engage in strategic transactions including derivatives.

The Fund has adopted 144a procedures for the valuation of illiquid securities.


Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds. The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Advisor, to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa 3 or BBB or, if unrated, of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B by Moody's or S&P or their equivalent.


Scudder Income Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, U.S. Government securities, commercial paper, debt securities issued by real estate investment trusts ("REITs"), mortgage and asset-backed securities and other money market instruments and illiquid securities such as certain securities issued in private placements, foreign securities and certificates of deposit issued by foreign and domestic branches of U.S. banks. It may also invest in warrants, when-issued or forward delivery securities, indexed securities, repurchase agreements, reverse repurchase agreements, and may engage in dollar-roll transactions, securities lending and strategic transactions including derivatives.


Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities of greater than three years. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Advisor, however, will attempt to minimize principal fluctuation through, among other things, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. When, in the opinion of the Advisor, economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest categories of S&P or Moody's or, if unrated, judged to be of comparable quality by the Advisor. In addition, the Fund will not invest in any debt security rated at the time of purchase below investment-grade.


Scudder Short Term Bond Fund may for temporary defensive purposes invest without limit in money market assets. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, indexed securities, zero coupon securities, trust preferred securities, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

The following Underlying Scudder Funds are equity mutual funds which seek a combination of income and growth.


Scudder Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.


The Fund is intended to provide -- through a single investment -- access to a wide variety of seasoned stock and investment-grade bond investments. Common stocks and other equity investments provide long-term growth potential to help offset the effects of inflation on an investor's purchasing power. Bonds and other fixed-income investments provide current income and may, over time, help reduce fluctuations in the Fund's share price.

In seeking its objectives of a balance of growth and income as well as long-term preservation of capital, the Fund invests in a diversified portfolio of equity and fixed-income securities. The Fund invests, under normal circumstances, 50% to 75% of its net assets in common stocks and other equity investments. The Fund's remaining assets are allocated to investment-grade bonds and other fixed-income securities, including cash reserves. For liquidity and temporary defensive purposes, the Fund may invest without limit in cash and in other money market and short-term instruments. It is impossible to predict for how long such alternate strategies may be utilized. The Fund will, on occasion, adjust its mix of investments among equity securities, bonds, and cash reserves.

While the Fund emphasizes U.S. equity and debt securities, it may invest a portion of its assets in foreign securities, including depositary receipts. The Fund's foreign holdings will meet the criteria applicable to its domestic investments. The international component of the Fund's investment program is intended to increase diversification, thus reducing risk, while providing the opportunity for higher returns. In addition, the Fund may invest in securities on a when-issued or forward delivery basis and may utilize various other strategic transactions.


Scudder Dividend & Growth Fund seeks high current income and long-term growth of capital through investment in income paying equity securities. The Fund's Advisor expects that the average gross income yield of the Fund will be higher than the yield of the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"), a commonly accepted benchmark for U.S. stock market performance. The Fund invests primarily in dividend paying common stocks, preferred stocks, securities convertible into common stock, and real estate investment trusts ("REITs").

Under normal market conditions, the Fund will invest at least 80% of net assets in income-paying equity securities, which the Advisor believes offer a high level of current income and potential for long-term capital appreciation. The Advisor believes that an actively managed portfolio of dividend paying stocks, convertible securities, and REITs offers the potential for a higher level of income and lower average share price volatility than the S&P 500 Index. Under normal circumstances, the Fund will invest between 40% and 80% of its net assets in dividend paying common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income.

Under normal circumstances, the Fund will invest between 40% and 80% of its net assets in dividend paying common stocks. The Advisor applies a disciplined investment approach to selecting these stocks of primarily medium-to-large sized U.S. companies. The Fund's portfolio may include stocks which are out of favor in the market, but which, in the opinion of the Advisor, offer compelling valuations and potential for long-term appreciation in price and dividends. In investing the Fund's portfolio among different industry sectors, the Advisor evaluates how each sector reacts to economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending. The Fund's portfolio is constructed by attaining a proper balance of stocks in these sectors based on the Advisor's economic forecasts. In summary, the Advisor applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in managing the Fund to pursue long-term price appreciation and income with lower overall volatility than the market.


Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of companies with long-standing records of earnings growth. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with its objective.

Scudder Growth and Income Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, real estate investment trusts, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder International Fund seeks long-term growth of capital mainly through a diversified portfolio of marketable foreign equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries other than the U.S. The Fund does not intend to concentrate investments in any particular industry. The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. The Fund may invest up to 20% of its total assets in investment-grade debt securities except that the Fund may invest up to 5% of its total assets in debt securities which are rated below investment-grade.

Scudder International Fund may for temporary defensive purposes invest without limits in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, trust preferred securities, fixed-income securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

The following Underlying Scudder Funds are equity mutual funds which seek long-term growth or capital appreciation.


Classic Growth Fund -- Scudder Shares seeks to provide long-term growth of capital and to keep the value of its shares more stable than other capital growth mutual funds. Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks which the Advisor believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds. In seeking such investments, the Advisor focuses its investment in high quality, medium-to-large sized U. S. companies with leading competitive positions. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies that meet the criteria applicable to the Fund's domestic investments. The Fund can purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights and warrants. The Fund may invest up to 20% of its net assets in debt securities when the Advisor anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates.


Classic Growth Fund -- Scudder Shares may for temporary defensive purposes invest without limit in high quality money market securities, including U.S. Treasury bill, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Global Discovery Fund -- Scudder Shares seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. While the Advisor believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under normal market conditions, to diversify its portfolio widely by company, industry and country. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States. The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Fund typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Fund will be free to invest in smaller capitalization issues that satisfy the Fund's size standard). Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million. The Fund may invest up to 35% of its total assets in equity securities of larger companies located throughout the world and in investment-grade debt securities if the Advisor determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Fund may invest up to 5% of its net assets in debt securities rated below investment-grade.


Global Discovery Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), rights and warrants, closed end investment companies, bonds, notes, debentures, government securities, zero coupon bonds (any of which may be convertible or nonconvertible), foreign securities, American Depositary Receipts, purchase securities on a when-issued or forward delivery basis, and enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Capital Growth Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. The Fund pursues this investment objective by investing at least 65% of total assets in equities, mainly common stocks of established medium- and large-sized companies. Through a broadly diversified portfolio consisting primarily of the securities of high quality, medium- to large-sized companies with strong competitive positions in their industries and reasonable stock market valuation the Fund seeks to offer less share price volatility than many growth funds. Unlike many other diversified growth funds that typically may invest up to 5% in any one company, the fund adheres to a more restrictive policy that limits the amount it invests in any one company to no more than 3.5% of its total assets. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund does not invest in securities issued by tobacco-producing companies.

Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 100% of its assets in high-quality money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

The Fund may also invest in real estate investment trusts, futures contracts, covered call options, options on stock indices, foreign securities, and foreign currency exchange contracts.


Scudder Development Fund seeks long-term growth of capital by investing primarily in U.S. companies with the potential for above-average growth. The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Advisor believes have the potential for above-average revenue, earnings, business value and/ or cash flow growth. To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Advisor may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

Scudder Development Fund may for temporary defensive purposes invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's Investor Services, Inc. or Standard and Poor's Corporations, or, if unrated, are deemed by the Advisor to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, convertible bonds, preferred stocks, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Emerging Markets Growth Fund is a non-diversified investment company which seeks long-term growth of capital primarily through equity investment in emerging markets around the globe. The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. The Fund deems an issuer to be located in an emerging market if:

     o    the issuer is organized under the laws of an emerging market country;

     o the issuer's principal securities trading market is in an emerging market; or

     o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.


The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets.


Scudder Emerging Markets Growth Fund may for temporary defensive purposes invest without limit in debt instruments, cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in debt instruments such as warrants, bonds, notes, bills, debentures, convertible securities, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may also invest in closed end investment companies investing primarily in emerging markets, illiquid securities, purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

The Fund has adopted 144a procedures for the valuation of illiquid securities.


Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Advisor believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be investment-grade, except that the Fund may invest up to 5% of its total assets in debt securities rated below investment-grade.


Scudder Global Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero-coupon securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Gold Fund is a non-diversified investment company which seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in (1) equity securities (defined as common stock, investment-grade preferred stock, warrants and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold, (2) gold bullion, and (3) gold coins. A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity. The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including warrants, zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; in certain debt securities, a portion of the return on which is indexed to the price of precious metals; and, for hedging purposes, in precious metals; and utilize various other strategic transactions. Consistent with applicable state securities laws, up to 10% of the Fund's total assets may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly owned subsidiaries of Scudder Mutual Funds, Inc., of which the Fund is a series, that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

Scudder Gold Fund may hold cash, high quality cash equivalents (including foreign money market instruments) such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities without limit for temporary defensive purposes and up to 30% to maintain liquidity. In addition, the Fund may invest in warrants, foreign currencies in the form of bank deposits, short sales against the box, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Greater Europe Growth Fund is a non-diversified investment company which seeks long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities. The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies.

The Fund defines a European company as follows:

     o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

     o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment-grade.

Scudder Greater Europe Growth Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies, warrants, when-issued securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Health Care Fund is a non-diversified fund which seeks long-term growth of capital primarily through investment in common stocks of companies that are engaged primarily in the development, production or distribution of products or services related to the treatment or prevention of diseases and other medical problems. These include companies that operate hospitals and other health care facilities; companies that design, manufacture or sell medical supplies, equipment and support services; and pharmaceutical firms. The Fund may also invest in companies engaged in medical, diagnostic, biochemical and biotechnological research and development. The Fund "concentrates," for purposes of the Investment Company Act of 1940, its assets in securities related to a particular industry, which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


The Fund invests in the equity securities of health care companies located throughout the world. In the opinion of the Advisor, investments in the health care industry offer potential for significant growth due to favorable demographic trends, technological advances in the industry, and innovations by companies in the diagnosis and treatment of illnesses.


Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the health care sector are pharmaceuticals, biotechnology, medical products and supplies, and health care services. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.

Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, large-sized financially-strong U.S. growth companies. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, rights and warrants of companies which are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's 500 Composite Price Index ("S&P 500"). The Fund invests at least 65% of its total assets in the equity securities of seasoned, financially-strong U.S. growth companies which are considered to be of above-average financial quality. The common stocks issued by these companies qualify, at the time of purchase, for one of the three highest equity ranking categories (A+, A or A-) of S&P or, if not ranked by S&P, are judged to be of comparable quality by the Advisor. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Advisor conducts its own analysis of a company's history, current financial position, and earnings prospects. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments. The Fund may invest in convertible securities which must be investment-grade.


Scudder Large Company Growth Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Large Company Value Fund seeks to maximize long-term capital growth through a value-orientated investment approach. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Fund is free to invest in a wide range of marketable securities which the Advisor believes offer the potential for long-term, above-average growth. The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. The Fund may invest up to 20% of its net assets in debt securities when management anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. Such debt securities may be rated below investment-grade, or of equivalent quality as determined by the Advisor. However, the Fund will invest no more than 20% of its net assets in securities rated B or lower.


Scudder Large Company Value Fund may for temporary defensive purposes invest without limit in debt securities, short-term indebtedness, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in rights, warrants, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


Scudder Latin America Fund is a non-diversified investment company which seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers. The Fund involves above-average investment risk. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Advisor believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time. At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. The Fund considers Latin American countries to include Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:


     o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

     o    Securities  issued or  guaranteed  by the  government  of a country in
          Latin   America,   its   agencies  or   instrumentalities,   political
          subdivisions or the central bank of such country;

     o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

     o Securities of Latin American issuers, as defined above, in the form of depositary shares.

The Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment-grade although the Fund will not invest more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities rated C by Moody's or D by S&P.

Scudder Latin America Fund may for temporary defensive purposes invest without limit in cash and cash equivalents and money market instruments, or in securities of U.S. or other non-Latin American issuers. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies primarily in Latin America, warrants, loan participations and assignments, when-issued securities, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Pacific Opportunities Fund is a non-diversified investment company which seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund defines securities of Pacific Basin companies as follows:

     o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

     o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.


Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). The Fund may invest up to 35% of its total assets in foreign and domestic high-grade debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.


Scudder Pacific Opportunities Fund may for temporary defensive purposes invest without limit in debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stock, preferred stock (either convertible or non-convertible), depository receipts, rights, warrants, illiquid securities, when-issued securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

Scudder Select 500 Fund is a diversified fund which seeks long-term growth and income through investment in selected stocks of companies in the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500(R) Index, a commonly recognized unmanaged measure of 500 widely held U.S. common stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. The Fund pursues its objective by investing at least 80% of its total assets in the stocks of companies in the index. Under normal circumstances, the Fund invests primarily in common stocks.

The Fund's portfolio management team will apply a multi-step investment process to select certain of the composite stocks in the Fund's benchmark index for its portfolio. This process includes the following steps:

     o Ranking - using a proprietary computer model, the stocks of companies in the particular benchmark index are evaluated and ranked based on their growth prospects, relative valuation, and history of rising prices.


     o Selection - the 20% lowest ranking stocks in the index are generally excluded from the portfolio.

     o Portfolio Construction - From the remaining 80% of stocks, a subset is selected and weighted to ensure portfolio diversification and attempts to create a portfolio that is similar to the benchmark index. Factors to be considered in the allocation of the remaining stocks include level of exposure to specific industries, company specific financial data, price volatility, and market capitalization.

     o Ongoing Active Management - the fund's portfolio is rebalanced on an ongoing basis as the rankings of the stocks in the benchmark indices change over time.

The Fund may, but is not required to, invest up to 20% of its total assets in investment grade debt securities. The Fund can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants, and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

The Fund manages risk by diversifying widely among industries and companies, and using disciplined security selection. The Fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses. For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features.

Scudder Select 1000 Growth Fund is a non-diversified fund which seeks long-term growth of capital through investment in selected stocks of companies in the Russell 1000(R) Growth Index, an unmanaged index of growth-oriented mid-sized and large company stocks. The Fund pursues its objective by investing at least 80% of its total assets in the stocks of companies in the index. Under normal circumstances, the Fund invests primarily in common stocks.

The Fund's portfolio management team will apply a multi-step investment process to select certain of the composite stocks in the Fund's benchmark index for its portfolio. This process includes the following steps:

     o Ranking - using a proprietary computer model, the stocks of companies in the particular benchmark index are evaluated and ranked based on their growth prospects, relative valuation, and history of rising prices.

     o Selection - the 20% lowest ranking stocks in the index are generally excluded from the portfolio.

     o Portfolio Construction - From the remaining 80% of stocks, a subset is selected and weighted to ensure portfolio diversification and attempts to create a portfolio that is similar to the benchmark index. Factors to be considered in the allocation of the remaining stocks include level of exposure to specific industries, company specific financial data, price volatility, and market capitalization.

     o Ongoing Active Management - the fund's portfolio is rebalanced on an ongoing basis as the rankings of the stocks in the benchmark indices change over time.

The Fund may, but is not required to, invest up to 20% of its total assets in investment grade debt securities. The Fund can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants, and illiquid securities. Securities may be listed on national exchanges or traded over-the-counter. The Fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities or that are based on indices).

The Fund manages risk by diversifying widely among industries and companies, and using disciplined security selection. The Fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses. For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features.

Scudder Small Company Stock Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other small company stock funds. The Fund pursues this investment objective by investing at least 65% of total assets in common stocks of small U.S. companies with above-average long-term capital growth. The fund does not invest in securities issued by tobacco-producing companies.

Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high-quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.

The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Composite Stock Index ("S&P 500 Index"). There can be no assurance that this can be accomplished as it may not be possible for the trust to replicate and maintain exactly the composition and relative weightings of the component securities of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

The Fund is neither sponsored by nor affiliated with Standard & Poor's.

In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund Manager, the Fund focuses on equity securities of companies with market capitalization below $2 billion and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

The Fund takes a diversified approach to investing. It generally invests no more than 2% of its assets in the securities of any one company and typically invests in over 150 securities, representing a variety of U.S.
industries.

While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or non-convertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows. The Fund may also invest in real estate investment trusts, covered call options, foreign securities, and foreign currency exchange contracts.

For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

Scudder Small Company Value Fund pursues long-term growth of capital by investing in undervalued stocks of small U.S. companies. The fund normally invests at least 90% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index--a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. Companies represented in the portfolio of the Fund typically have the following characteristics:

     o Attractive valuations relative to the Russell 2000 Index -- a widely used benchmark of small stock performance -- based on measures such as price to earnings, price to book value and price to cash flow ratios.

     o    Favorable trends in earnings growth rates and stock price momentum.

While the Fund invests predominately in common stocks, it can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants and illiquid securities. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and reverse repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs.

Scudder Small Company Value Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized.

Scudder Technology Innovation Fund is a non-diversified fund, which seeks long-term growth of capital primarily through investment in common stocks of companies engaged in the development, production or distribution of technology-related products or services. These types of products and services currently include computer hardware and software, semi-conductors, office equipment and automation, and Internet-related products and services. The Fund "concentrates," for purposes of the Investment Company Act of 1940, its assets in securities related to a particular industry, which means that at least 25% of its net assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks of companies in a group of related industries as described below. The Fund will invest in securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Fund if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Fund. The industries in the technology sector are computers (including software, hardware and internet-related businesses), computer services, telecommunications and semi-conductors. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

While the Fund invests predominantly in common stocks, the Fund may purchase convertible securities, rights, warrants and illiquid securities. The Fund may enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations. For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such alternative strategies may be utilized.


Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).


The Japan Fund is a diversified mutual fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies. Equity securities are defined as common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures") and common stock purchase warrants. Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Advisor believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Advisor believes have above-average earnings growth potential. The Fund may invest up to 20% of its assets in cash or short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. It is impossible to predict for how long such alternate strategies may be utilized. In addition, the Fund may invest in illiquid securities, options, futures contracts, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions.


Scudder S&P 500 Index Fund seeks to match as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which emphasizes the stocks of large U.S. companies. The Trust seeks to achieve the investment objective of the Fund by investing substantially all of the investable assets of the Fund in an open-end management investment company having the same investment objective as the Fund. The investment company in which the Fund invests is the Equity 500 Index Portfolio (the "Portfolio"), advised by Bankers Trust.

The Portfolio may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. "Equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Corporation ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.


Scudder 21st Century Growth Fund pursues long-term growth of capital by investing in emerging growth companies that have the potential to be leaders in the next century. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances. The fund normally invests at least 80% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index -- a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. The Advisor believes these companies are well-positioned for above-average earnings growth and/or greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior in the 21st century. To help reduce risk in its search for high quality, emerging growth companies, the Advisor allocates the Fund's investments among many companies and different industries in the U.S. and, where opportunity warrants, abroad as well. Emerging growth companies are those with the ability, in the Advisor's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum.

The Fund may for temporary, defensive or emergency purposes invest without limit in cash and high quality debt securities without equity features, which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P or, if unrated, are deemed by the Advisor to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of preferred stocks, convertible securities, rights, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.


The Fund has adopted 144a procedures for the valuation of illiquid securities.

Value Fund -- Scudder Shares seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests primarily in common stock of larger, established domestic companies with market capitalization of at least $1 billion that the Fund's portfolio management team believes are undervalued in the marketplace. The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, may enter into repurchase agreements, reverse repurchase agreements and may also engage in strategic transactions including derivatives for hedging purposes and to seek to increase gain. The debt securities in which the Fund may be invested may be rated below investment-grade, although the Fund will invest no more than 10% of its net assets in securities rated B or lower by S&P or Moody's, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P.

Value Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities and may engage in securities lending.

If you require more detailed information about an Underlying Scudder Fund call Scudder Investor Relations at 1-800-SCUDDER to obtain the complete prospectus and statement of additional information for that fund.

The following chart shows the Average Annual Total Returns for each of the Underlying Scudder Funds for their most recent one-, five-, ten-year periods ended October 31, 2000 or the life of fund if shorter.


                                                            Assets
                                                             as of                     Average Annual Total Returns
                                             Inception     10/31/00         One            Five              Ten          Life of
                                                Date    (in millions)     Year            Years            Years           Fund
                                                ----    -------------     ----            -----            -----           ----

Money Market Fund
Scudder Cash Investment Trust                 7/23/76    1,300         5.45          4.87              4.57            --


                                       22

                                                            Assets
                                                             as of                     Average Annual Total Returns
                                             Inception     10/31/00         One            Five              Ten          Life of
                                                Date    (in millions)     Year            Years            Years           Fund
                                                ----    -------------     ----            -----            -----           ----

Scudder Money Market Series - Scudder         7/7/97     1,085         6.28          --                --              5.61
Premium Money Market Shares

Bond Mutual Funds
Scudder Emerging Markets Income Fund          12/31/93   140           15.32         8.88              --              6.39
Scudder Global Bond Fund                      3/1/91     143           -.84          2.27              --              3.92
Scudder GNMA Fund**                           7/5/85     3,977         6.52          5.79              6.74            --
Scudder High Yield Bond Fund                  6/28/96    123           -3.32         --                --              5.73
Scudder Income Fund                           5/10/28    795           5.96          5.20              7.58            --
Scudder Short Term Bond Fund                  4/2/84     988           5.72          4.61              5.84            --

Equity Mutual Funds
Classic Growth Fund-Scudder Shares            9/9/96     195           25.60         --                --              25.20
Scudder Balanced Fund                         1/4/93     1,084         6.57          14.51             --              12.07
Scudder Capital Growth Fund***                11/30/84   2,442         16.11         23.28             20.26           --
Scudder Development Fund                      1/18/71    790           24.48         13.42             18.59           --
Scudder Dividend & Growth Fund                7/17/98    32            20.95         --                --              10.36
Scudder Emerging Markets Growth Fund          5/8/96     72            -5.61         --                --              -1.52
Global Discovery Fund-Scudder Shares          9/10/91    576           48.67         21.70             --              17.12
Scudder Global Fund                           7/23/86    1,572         8.80          12.67             12.41           --
Scudder Gold Fund                             8/22/88    82            -20.08        -9.06             -1.75           --
Scudder Greater Europe Growth Fund            10/10/94   1,403         11.31         20.25             --              19.46
Scudder Growth and Income Fund                3/15/29    11,252        6.68          15.10             15.92           --
Scudder Health Care Fund                      3/2/98     246           87.76         --                --              31.41

Scudder International Fund                    6/15/54    4,507         .63           13.84             11.26           --
Scudder Large Company Growth Fund             5/15/91    1,410         10.86         22.69             --              17.89
Scudder Large Company Value Fund              6/6/56     2,354         12.18         16.79             17.74           --
Scudder Latin America Fund                    12/08/92   423           14.15         9.83              --              10.87

Scudder Pacific Opportunities Fund            12/08/92   105           -14.14        -7.64             --              -1.56
Scudder S&P 500 Index Fund                    8/29/97    1,120         5.63          --                --              16.79
Scudder Select 500 Fund                       5/17/99    38            12.16         --                --              10.17
Scudder Select 1000 Growth Fund               5/17/99    32            11.47         --                --              13.26
Scudder Small Company Stock Fund***           2/1/97     88            3.48          --                --              4.94
Scudder Small Company Value Fund              10/6/95    166           4.05          9.30              --              8.69
Scudder Technology Innovation Fund            3/2/98     816           66.44         --                --              64.78
Scudder 21st Century Growth Fund              9/9/96     373           33.93         --                --              23.12
Value Fund-Scudder Shares                     12/31/92   350           17.63         17.34             --              15.84
The Japan Fund                                4/19/62*   708           -5.07         12.50             4.69            --



* From April 19, 1962 until August 14, 1987, the Fund operated as a closed-end diversified management investment company.

**   On July 17, 2000, the Fund changed its investment objective.


*** On July 17, 2000, the Funds were reorganized from AARP Growth Trust into two newly-created series of Investment Trust. The performance above reflects the performance of Class AARP shares for the period ended March 31, 2000 from when the Funds were AARP Capital Growth Fund and AARP Small Company Stock Fund. If the Advisor had not maintained expenses, the total returns would have been lower.


     All total return calculations assume that dividends and capital gains distributions, if any, were reinvested.

     Performance figures are historical and are not intended to indicate future investment performance.

Risk Factors of Underlying Scudder Funds


In pursuing their investment objectives, each of the Underlying Scudder Funds is permitted to engage in a wide range of investment policies. The Underlying Scudder Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Certain of these policies are described in the "Glossary" and further information about the Underlying Scudder Funds is contained in the prospectuses of such funds. Because each Portfolio invests in certain of the Underlying Scudder Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Scudder Funds pursuing such policies.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gains Distributions

Each Portfolio intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each
Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.")

If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Portfolio may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Portfolio may determine that it is in the interest of shareholders to distribute less than the required amount.

Earnings and profits distributed to shareholders on redemptions of Portfolio shares may be utilized by a Portfolio, to the extent permissible, as part of the Portfolios' dividends paid deduction on its federal tax return.


The Conservative Portfolio and the Moderate Portfolio each intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, on a quarterly basis, and distributions of net capital gains realized during the fiscal year will be made in November or December to avoid federal excise tax, although an additional distribution may be made within three months of its fiscal year end, if necessary. The Growth Portfolios intend to distribute their investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made within three months of the Portfolios' fiscal year end, if necessary.


Both types of distributions will be made in Portfolio shares and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Portfolio issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Taxation of the Portfolios and Their Shareholders

Each Portfolio intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Portfolio is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.


If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of the Portfolios' earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.


Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Portfolio's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Portfolio. Presently, each Portfolio has no capital loss carryforwards.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Portfolio on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Portfolio shares by the difference between such reported gains and the shareholder's tax credit. If a Portfolio makes such an election, it may not be treated as having met the excise tax distribution requirement.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.

To the extent that an Underlying Scudder Fund derives dividends from domestic corporations, a portion of the income distributions of a Portfolio which invests in that Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by Underlying Scudder Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Scudder Fund or the Portfolio are deemed to have been held by the Underlying Scudder Fund, the Portfolio or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Income received by an Underlying Scudder Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Scudder Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Scudder Fund will be eligible and may elect to "pass-through" to its shareholders, including a Portfolio, the amount of such foreign income and similar taxes paid by the Underlying Scudder Fund. Pursuant to this election, the Portfolio would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A Portfolio, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Scudder Fund.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of a Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


A qualifying individual may make a deductible IRA contribution of up to for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.


Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

In some cases, shareholders of a Portfolio will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Portfolio, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Portfolio or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Portfolio shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of portfolio shares.

Each Portfolio will be required to report to the Internal Revenue Service ("IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Taxation of the Underlying Scudder Funds

Each Underlying Scudder Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Scudder Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any federal income or excise tax.

 Distributions of an Underlying Scudder Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Scudder Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of an Underlying Scudder Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


PERFORMANCE


From time to time, quotations of the Portfolios' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class. Class A, B and C shares are newly offered and therefore have no available performance information.


Returns for Class A, B and C shares of each portfolio are derived from the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of
5.75 % for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.



The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A, B and C shares of each Portfolio as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):



                               T = (ERV/P)^1/n - 1

Where:

     T         =    Average Annual Total Return

     P         =    a hypothetical initial investment of $1,000

     n         =    number of years

     ERV       =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

    Average Annual Total Returns for the Period Ended August 31, 2000 ^(1)(2)

                                           1 Year      Life of Portfolio

        Conservative Portfolio
  Scudder Pathway Series -- Class A        0.93%             5.45%
  Scudder Pathway Series -- Class B        3.05%             5.68%
  Scudder Pathway Series -- Class C        6.26%             6.27%

                                           1 Year      Life of Portfolio
          Moderate Portfolio
  Scudder Pathway Series -- Class A        8.70%             8.91%
  Scudder Pathway Series -- Class B        10.98%            9.15%
  Scudder Pathway Series -- Class C        14.44%            9.76%


                                           1 Year      Life of Portfolio
           Growth Portfolio
  Scudder Pathway Series -- Class A        16.78%           13.80%
  Scudder Pathway Series -- Class B        19.23%           14.05%
  Scudder Pathway Series -- Class C        22.94%           14.68%

(1) Because Class A, B and C shares were not introduced until December 29, 2000, the total return for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares from the commencement of investment operations, November 15, 1996, through August 31, 2000, as described above.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for each Portfolio or class will vary based on changes in market conditions and the level of each Portfolio's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Portfolio's shares and assume that all dividends and capital gains distributions during the period were reinvested in Portfolio shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):



                                 C = (ERV/P) - 1

Where:

      C         =   Cumulative Total Return

      P         =   a hypothetical initial investment of $1,000

      ERV       =   ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

        Cumulative Total Returns for the Period Ended August 31, 2000 ^(1)


                                           1 Year   Life of Portfolio
Conservative Portfolio
Scudder Pathway Series -- Class A          0.93%        22.57%
Scudder Pathway Series -- Class B          3.05%        23.60%
Scudder Pathway Series -- Class C          6.26%        26.24%

                                           1 Year   Life of Portfolio
Moderate Portfolio
Scudder Pathway Series -- Class A          8.70%        38.73%
Scudder Pathway Series -- Class B          10.98%       39.89%
Scudder Pathway Series -- Class C          14.44%       42.88%

                                           1 Year   Life of Portfolio
Growth Portfolio
Scudder Pathway Series -- Class A          16.78%       13.80%
Scudder Pathway Series -- Class B          19.23%       14.05%
Scudder Pathway Series -- Class C          22.94%       14.68%


 (1) Because Class A, B and C shares were not introduced until December 29, 2000, the total return for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares from the commencement of investment operations, November 15, 1996, through August 31, 2000, as described above.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of each Portfolio apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Portfolios' and classes' performance data.

Quotations of a Portfolio's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of that Portfolio. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Portfolio will vary based on changes in market conditions and the level of that Portfolio's expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of each Portfolio with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Portfolios also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Portfolios. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Portfolios invest.

From time to time, in advertising and marketing literature, each Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


From time to time, in marketing and other literature, members of the Board and officers of the Portfolios, the Portfolios' manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


The Portfolios may be advertised as an investment choice in Scudder's college planning program.

Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Portfolios. The description may include a "risk/return spectrum" which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Portfolios to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of each Portfolio's performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolios.

INVESTMENT MANAGER AND UNDERWRITER


Investment Manager. Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts, an investment counsel firm, acts as investment advisor to the Portfolios. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder") is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. The Advisor manages the Portfolios' daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. The Trustees have overall responsibility for the management of the Portfolios under Massachusetts law. The Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement with the Portfolios, the Advisor acts as the Portfolio's investment Advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Portfolios if elected to such positions.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies.

Certain investments may be appropriate for the Portfolios and also for other clients advised by the Advisor. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolios. Purchase and sale orders for the Portfolios may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolios.

The present investment management agreements (the "Agreements") were approved by the Trustees on August 10, 1998, became effective September 7, 1998, and were approved at a shareholder meeting held on December 15, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment. The continuance of the Agreement was last approved by the Trustees on July 10, 2000.

Each Portfolio does not directly bear any fees or expenses other than distribution fees. Shareholders of the Trust will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Scudder Funds in which the Trust invests because, the Trust, as a shareholder of the Underlying Scudder Funds, will bear its proportionate share of any fees and expense paid by the Underlying Scudder Funds.

Under  the  Agreement,  the  Advisor  regularly  provides  the  Portfolios  with continuing investment management for the portfolios consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of each Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio's.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolios' federal, state and local tax returns; preparing and filing the Portfolios' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Portfolios under applicable federal and state securities laws; maintaining the

Portfolios' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Portfolios; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting the Portfolios in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Portfolios in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York; Boston, Massachusetts and Chicago, Illinois) of the Portfolios affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Portfolios' office space and facilities.

Under the Agreement the Portfolios are responsible for all of their other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolios who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Portfolios may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolios. The Portfolios are also responsible for their expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and their expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify their officers and Trustees of the Portfolios with respect thereto.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Portfolios, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at thePortfolios' expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including thePortfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Portfolio relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Portfolios as principals in the purchase or sale of securities, except as individual subscribers to or holders of Shares of the Portfolios.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.


Management Fees of Underlying Scudder Funds


The Advisor has agreed not to be paid a management fee for performing its services. However, the Advisor will receive management fees from managing the Underlying Scudder Funds in which each Portfolio invests.

Each Underlying Scudder Fund pays the Advisor a management fee as determined by the Investment Management Agreement between each Underlying Scudder Fund and the Advisor. As manager of the assets of each Underlying Scudder Fund, the Advisor directs the investments of an Underlying Scudder Fund in accordance with each Underlying Scudder Fund's investment objective, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by an Underlying Scudder Fund. If an Underlying Scudder Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess up to the amount of the management fee, will be paid by the Advisor.

The management fees and total operating expenses of the Underlying Scudder Funds are as follows:


                                                 Fiscal Year       Total        Management          Total          Management
                                                      End         Expenses        Fee (%)        Expenses (%)      Fee (%) after
NAME OF FUND                                                                                        after             waiver
                                                                                              reimbursement and/or
                                                                                                   waiver

Scudder Cash Investment Trust                        5/31           0.81             0.41
Scudder Money Market Series - Scudder Premium        5/31           0.50             0.25            0.35
Money Market Shares
Scudder Emerging Markets Income Fund                 10/31          1.65             1.00
Scudder Global Bond Fund                             10/31          1.13             0.75
Scudder GNMA Fund                                    3/31           0.70             0.40
Scudder High Yield Bond Fund                         1/31           0.90             0.60
Scudder Income Fund                                  1/31           0.89             0.59
Scudder Short Term Bond Fund                         12/31          0.75             0.45
Scudder Capital Growth Fund                          9/30           0.88             0.58
Scudder Classic Growth Fund                          10/31          1.84             0.70            1.59               0.45
Scudder Balanced Fund                                12/31          0.77             0.47
Scudder Development Fund                             7/31           1.30             0.85
Scudder Dividend & Growth Fund                       12/31          1.07             0.75           1.05
Scudder Emerging Markets Growth Fund                 10/31          1.91             1.25
Scudder Global Fund                                  8/31           1.32             0.94
Scudder Global Discovery Fund                        10/31          1.68             1.10
Scudder Gold Fund                                    6/30           1.66             1.00
Scudder Greater Europe Growth Fund                   10/31          1.35             0.97
Scudder Growth and Income Fund                       12/31          0.75             0.45
Scudder Health Care Fund                             5/31           1.21             0.85
Scudder International Fund                           8/31           1.05             0.67
Scudder Large Company Growth Fund                    7/31           1.00             0.70
Scudder Large Company Value Fund                     7/31           0.89             0.59
Scudder Latin America Fund                           10/31          1.90             1.25
Scudder Pacific Opportunities Fund                   10/31          1.75             1.10
Scudder S&P 500 Index Fund                           12/31          0.40             0.05            0.40
Scudder Select 500 Fund                              2/29           0.76             0.50            0.75
Scudder Select 1000 Growth Fund                      2/29           0.76             0.50            0.75
Scudder Small Company Stock Fund                     9/30           1.20             0.75
Scudder Small Company Value Fund                     7/31           1.20             0.75
Scudder Technology Innovation Fund                   5/31           1.20             0.85
Scudder 21st Century Growth Fund                     8/31           1.44             0.75            1.20
Scudder Value Fund                                   9/30           1.39             0.70
The Japan Fund, Inc.                                 12/31          1.00             0.73

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.


None of the officers or Trustees may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Trust.

                           SPECIAL SERVICING AGREEMENT


Prior to the implementation of each underlying funds' Administration Services Agreement, the Special Servicing Agreement (the "Service Agreement") was entered into among the Advisor, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Trust. Under the Service Agreement, the Advisor arranged for all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Portfolio. In addition, the Service Agreement provided that, if the officers of any Underlying Scudder Fund, at the direction of the Board of Directors/Trustees, determined that the aggregate expenses of a Portfolio were less than the estimated savings to the Underlying Scudder Fund from the operation of that Portfolio, the Underlying Scudder Fund would bear those expenses in proportion to the average daily value of its shares owned by that Portfolio. No Underlying Scudder Fund would bear such expenses in excess of the estimated savings to it. Such savings were expected to result primarily from the elimination of numerous separate shareholder accounts which were or would have been invested directly in the Underlying Scudder Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying Scudder Fund for servicing one account registered to the Trust would have been significantly less than the cost to that same Underlying Scudder Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying Scudder Fund.

The  Special   Servicing   Agreement   terminated  upon   implementation  of  an
Administration   Services  Agreement  by  each  Portfolio  and  each  applicable
Underlying Scudder Fund.

Based on actual expense data from the Underlying Scudder Funds and certain very conservative assumptions with respect to the Trust, the Advisor, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Investor Services, Inc., Scudder Fund Accounting Corporation, Scudder Trust Company and the Series anticipated that the aggregate financial benefits to the Underlying Scudder Funds from these arrangements would have exceeded the costs of operating the Portfolios. If such turned out to be the case, there would have been no charge to the Trust for the services under the Service Agreement. Rather, in accordance with the Service Agreement, such expenses would have been passed through to the Underlying Scudder Funds in proportion to the value of each Underlying Scudder Fund's shares held by each Portfolio.

In the event that the aggregate financial benefits to the Underlying Scudder Funds did not exceed the costs of a Portfolio, the Advisor would have paid, on behalf of that Portfolio, that portion of costs, as set forth herein, determined to be greater than the benefits. The determination of whether and the extent to which the benefits to the Underlying Scudder Funds from the organization of the Trust would have exceeded the costs to such funds would have been made based upon the analysis criteria set forth in the Order. This cost-benefit analysis was initially reviewed by the Directors/Trustees of the Underlying Scudder Funds before participating in the Service Agreement.

Certain non-recurring and extraordinary expenses were not paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which the Trust and/or a Portfolio may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, director and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Trusts' failure to distribute all of its earnings, failure to qualify under subchapter M of the Internal Revenue Code, or failure to timely file any required tax returns or other filings; the fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Portfolios' accounting agent; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and fees of disbursements of custodians. Under unusual circumstances, the parties to the Service Agreement may agree to exclude certain other expenses.

Certain Underlying Scudder Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which range between 1% and 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying Scudder Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Underlying Scudder Fund. The fee is not a deferred sales charge, is not a commission paid to the Advisor of its subsidiary and does not benefit the Advisor in any way. Each such Underlying Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying

Scudder Funds, the Portfolios will be subject to such fees. Under normal market conditions, the Portfolios will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Portfolio would be reduced by the amount of such fees that are assessed and retained by the Underlying Scudder Funds for the benefit of their shareholders.




AMA InvestmentLink(SM) Program


Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


The Portfolios, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Portfolios and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B and C shares of the Portfolios and acts as agent of the Portfolios in the continuous offering of its Shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Portfolios pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Portfolios, including the Trustees who are not interested persons of the Portfolios and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Portfolios or by KDI upon 60 days' notice. Termination by the Portfolios with respect to a class may be by vote of a majority of the Board of Trustees or a majority of the Trustees who are not interested persons of the Portfolios and who have no direct or indirect financial interest in the distribution agreement or a "majority of the outstanding voting securities" of the class of the Portfolios, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Portfolios with respect to such class without approval by a majority of the outstanding voting securities of such class of the Portfolios, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution agreement.

Class B Shares and Class C Shares. The Portfolios have adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of portfolio assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.


Rule 12b-1 Plan. Since the distribution agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Portfolio to make payments to KDI pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Portfolio to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

For its services under the distribution agreement, KDI receives a fee from thePortfolio, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, KDI receives a fee from the Portfolio, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Portfolio. KDI also receives any contingent deferred sales charges.

Administrative Fee. The Portfolio has entered into an administrative services agreement with the Advisor (the "Administration Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Portfolio (other than those provided by the Advisor under its investment management agreements with the Portfolio, as described above). There is currently no fee payable by a Portfolio under the Administration Agreement.

Various third party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Portfolios pursuant to separate agreements with the Portfolios. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes net asset value for the Portfolios and maintains their accounting records. PricewaterhouseCoopers LLP audits the financial statements of the Portfolios and provides other audit, tax, and related services. Dechert acts as general counsel for the Portfolios.

the Advisor will pay the Service Providers for the provision of their services to the Portfolios and will pay other portfolio expenses, including insurance, registration, printing and postage fees.

Each Administration Agreement has an initial term of three years, subject to earlier termination by the Portfolios' Board.

Certain expenses of the Portfolios will not be borne by the Advisor under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, the Portfolios will continue to pay the fees required by its investment management agreement with the Advisor.

Administrative Services. Administrative services are provided to the Portfolios on behalf of Class A, B and C shareholders under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Portfolios, including the payment of service fees. The Portfolios pay KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of each class.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Portfolios. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding thePortfolios, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Portfolio accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or thePortfolios. Firms to which service fees may be paid include affiliates of KDI. In addition KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of thePortfolios.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for thePortfolios. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Portfolio assets in accounts for which a firm provides administrative services and at the annual rate of 0.25% based upon Portfolio assets in accounts for which there is no firm of record (other than KDI) listed on the Portfolio's records. The effective administrative services fee rate to be charged against all assets of the Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees of the Portfolios, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Portfolio assets in the future

Certain trustees or officers of the Portfolios are also directors or officers of the Advisor or KDI, as indicated under "Officers and Trustees."

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, a subsidiary of the Advisor, computes net asset value for the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of the Portfolios held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios. Kemper Service Company ("KSVC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Portfolios' transfer agent, dividend-paying agent and shareholder service agent for the Portfolios' Class A, B and C shares. Prior to the implementation of the Administration Agreement, KSVC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Independent Accountants and Reports to Shareholders. The financial highlights of the Portfolios included in thePortfolios' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


PORTFOLIO TRANSACTIONS

Portfolio Turnover

Each Portfolio's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Purchases and sales are made for each Portfolio whenever necessary, in management's opinion, to meet that Portfolio's objective.


Each Portfolio is expected to operate at a zero expense ratio. To accomplish this, the payment of a Portfolio's expenses is subject to the Administration Agreement and certain provisions mentioned in the Agreement with the Advisor.




Underlying Scudder Fund                                             Portfolio Turnover Rate (%)(1)
-----------------------                                             ------------------------------


                                       37

Underlying Scudder Fund                                             Portfolio Turnover Rate (%)(1)
-----------------------                                             ------------------------------

Scudder Cash Investment Trust(2)                                             n/a
Scudder Money Market Series--Premium Money Market Shares (2)                 n/a
Scudder Emerging Markets Income Fund*                                        339
Scudder Global Bond Fund*                                                    64
Scudder GNMA Fund - Class AARP*                                              308
Scudder High Yield Bond Fund*                                                81
Scudder Income Fund                                                          104
Scudder Short Term Bond Fund*                                                194
Scudder Balanced Fund*                                                       113
Scudder Capital Growth Fund - Class AARP*                                    79
Scudder Classic Growth Fund*                                                 88
Scudder Development Fund                                                     100
Scudder Dividend & Growth Fund*                                              123
Scudder Emerging Markets Growth Fund*                                        49
Scudder Global Fund                                                          60
Scudder Global Discovery Fund*                                               126
Scudder Gold Fund*                                                           24
Scudder Greater Europe Growth Fund*                                          64
Scudder Growth and Income Fund*                                              58
Scudder Health Care Fund                                                     142
Scudder International Fund                                                   83
Scudder Large Company Growth Fund                                            56
Scudder Large Company Value Fund                                             46
Scudder Latin America Fund*                                                  75
Scudder Pacific Opportunities Fund*                                          175
Scudder S&P 500 Index Fund                                                   11
Scudder Select 500 Fund*                                                     53
Scudder Select 1000 Growth Fund*                                             39
Scudder Small Company Stock Fund - Class AARP                                56
Scudder Small Company Value Fund                                             29
Scudder Technology Innovation Fund                                           83
Scudder 21st Century Growth Fund                                             135
Scudder Value Fund*                                                          51
The Japan Fund*                                                              87


(1)  As of each Underlying Scudder Fund's most recent fiscal reporting period.

(2) Scudder Cash Investment Trust and Scudder Money Market Series - Scudder Premium Shares are money market funds.

*    Annualized

Net Asset Value


The net asset value of each class of each Portfolio is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value of the Class B and Class C Shares of the Portfolios will generally be lower than that of the Class A Shares of the Portfolios because of the higher expenses borne by the Class B and Class C Shares.


The net asset value of each Underlying Scudder Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying Scudder Fund. Shares of each Underlying Scudder Fund in which a Portfolio may invest are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Scudder Funds will be calculated and reported to a Portfolio by each Underlying Scudder Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If, in the opinion of a Portfolio's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES


Portfolio Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 ($250 for Individual Retirement Accounts ("IRAs")) and the minimum subsequent investment is $100 ($50 for IRAs) but such minimum amounts may be changed at any time. The Portfolios may waive the minimum for purchases by trustees, directors, officers or employees of the Portfolios or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Portfolios determine that they have received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


PURCHASE OF SHARES


Alternative Purchase Arrangements. Class A shares of the Portfolios are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Portfolios' shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.




                                                    Annual 12b-1 Fees^(1)
                                                    (as a % of average
              Sales Charge                          daily net assets)           Other Information
              ------------                          -----------------           -----------------


Class A       Maximum initial sales charge of                 0.25%             Initial sales charge
              5.75% of the public offering price                                waived or reduced for
              (2)                                                               certain purchases


Class B       Maximum contingent deferred sales               1.00%             Shares convert to Class A
              charge of 4% of redemption                                        shares six years after
              proceeds; declines to zero after                                  issuance
              six years


Class C       Contingent deferred sales charge of             1.00%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase

(1)  There is a service fee of 0.25% for each class.


(2) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of Class A, B and C of the Portfolios is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.


Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative - Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                    ------------

                                                                                       Allowed to Dealers
                                           As a Percentage of     As a Percentage of   As a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*      Offering Price
------------------                            --------------       ----------------      --------------

Less than $50,000                                 5.75%                 6.10%                5.20%
$50,000 but less than $100,000                    4.50%                 4.71%                4.00%
$100,000 but less than $250,000                   3.50%                 3.63%                3.00%
$250,000 but less than $500,000                   2.60%                 2.67%                2.25%
$500,000 but less than $1 million                 2.00%                 2.04%                1.75%
$1 million and over                                .00**                 .00**                 ***


*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by KDI as discussed below.


The Portfolios receive the entire net asset value of all their shares sold. KDI, the Portfolios' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Portfolios may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Portfolio or other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Portfolios at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Portfolios and other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Portfolios at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Portfolios or of any other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Portfolio shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Portfolios at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Portfolio may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Portfolios may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Portfolio may be purchased at net asset value by persons who purchase shares of the Portfolios through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of the Portfolios, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Portfolios, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Portfolios through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Portfolios for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Portfolio shares may purchase Portfolio Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Portfolio's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Portfolios may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Portfolios. The Portfolios may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Portfolios for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Portfolios will automatically convert to Class A shares of the Portfolios six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Portfolio account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Portfolios is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Portfolios for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. KDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("KemFlex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Portfolio or other Kemper Mutual Funds listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." KemFlex Plans that on May 1, 2000 have in excess of $1 million invested in Class B shares of Kemper Mutual Funds, or have in excess of $850,000 invested in Class B shares of Kemper Mutual Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to covert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002. For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Portfolios for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Portfolios.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Portfolios sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to tome, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolios. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or other Funds underwritten by KDI.

Orders for the purchase of shares of the Portfolios will be confirmed at a price based on the net asset value of the Portfolios next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Portfolios reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolios' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Portfolios' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolios' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolios through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Portfolios through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Portfolios reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Portfolios may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Portfolio's application when you open an account. Federal tax law requires the Portfolios to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Portfolios reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Portfolios also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Portfolio with a tax identification number during the 30-day notice period.


Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES


General. Any shareholder may require the Portfolios to redeem his or her shares. When shares are held for the account of a shareholder by the Portfolio's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 219153, Kansas City, Missouri 64141-9153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Portfolios will be the net asset value per share of that class of the Portfolios next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Portfolios are asked to redeem shares for which they may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), they may delay transmittal of redemption proceeds until they have determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolios of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Portfolios may assess a quarterly fee of $9 on any account with a balance below $800 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Portfolios or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Portfolios or their agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolios reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Portfolio has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Portfolios next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Portfolios can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Portfolio for up to seven days if the Portfolio or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge - Large  Order  NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Portfolio's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

              Year of Redemption           Contingent Deferred
              After Purchase                   Sales Charge
              --------------                   ------------

              First                                 4%
              Second                                3%
              Third                                 3%
              Fourth                                2%
              Fifth                                 2%
              Sixth                                 1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Portfolio), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Portfolios' Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Portfolios or any other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Portfolios or of the other listed Zurich Scudder Mutual Funds. A shareholder of the Portfolios or other Kemper Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Portfolios or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Portfolios or of the other Zurich Scudder Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases."
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Portfolios, the reinvestment in shares of the Portfolios may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is the Portfolios' present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Portfolio will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Share at the beginning of the period.

SPECIAL FEATURES


Class A Shares -- Combined Purchases. The Portfolio's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper New Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust and Kemper Securities Trust, Scudder 21st Century Growth Fund, The Japan Fund, Inc., Scudder High Yield Tax Free Fund, Scudder Pathway Series - Moderate Portfolio, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder International Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Health Care Fund, Scudder Technology Innovation Fund, Global Discovery Fund, Value Fund, and Classic Growth Fund ("Zurich Scudder Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Zurich Scudder Mutual Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Fund and
(c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Zurich Scudder Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares - Cumulative Discount. Class A shares of the Portfolios may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Portfolios being purchased, the value of all Class A shares of the above mentioned Zurich Scudder Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge.
Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Zurich Scudder Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash
Equivalent  Fund,  Tax-Exempt  California Money Market Fund, Cash Account Trust,

Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of the Portfolios purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Portfolios and Class B shares of any other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Portfolios and Class C shares of any other Zurich Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Kemper fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy.


For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal
Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the shareholder or the Kemper Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated ClearingHouse System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Portfolios. Shareholders can also redeem Shares (minimum $100 and maximum $50,000) from their Portfolio account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Portfolio account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as IRAs.

Bank Direct Deposit. A shareholder may purchase additional shares of the Portfolios through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Portfolio account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Portfolio and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Portfolio may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Portfolios through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Portfolio account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Portfolio is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Portfolios will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Portfolios.


Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

     o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

     o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

     o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.


The Portfolios may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolios' investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolios to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Portfolio's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Portfolio to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Portfolio's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


OFFICERS AND TRUSTEES


The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Kemper Distributors, Inc., are as follows:



---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Kemper Distributors,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Inc.
----------------------             ------------------      --------------------                    ----
---------------------------------- ----------------------- --------------------------------------- -------------------------
Henry P. Becton, Jr. (56)          Trustee                 President, WGBH Educational Foundation  --
WGBH
125 Western Avenue
Allston, MA 02134
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Linda C. Coughlin (48)+*           Trustee and President   Managing Director of Zurich Scudder     Director and Vice
                                                           Investments, Inc.                       Chairman
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Dawn-Marie Driscoll (53)           Trustee                 Executive Fellow, Center for Business  --
4909 SW 9th Place                                          Ethics, Bentley College; President,
Cape Coral, FL  33914                                      Driscoll Associates (consulting firm)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Edgar R. Fiedler (70)              Trustee                 Senior Fellow and Economic Counselor,   --
50023 Brogden                                              The Conference Board,
Chapel Hill, NC                                            Inc.(not-for-profit business research
                                                           organization)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Keith R. Fox (45)                  Trustee                 General Partner, Exeter Group of Funds  --
10 East 53rd Street
New York, NY  10022
---------------------------------- ----------------------- --------------------------------------- -------------------------


                                       50

---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Kemper Distributors,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Inc.
----------------------             ------------------      --------------------                    ----
---------------------------------- ----------------------- --------------------------------------- -------------------------
Joan E. Spero (55)                 Trustee                 President, Doris Duke Charitable        --
Doris Duke Charitable Foundation                           Foundation; Department of State -
650 Fifth Avenue                                           Undersecretary of State for Economic,
New York, NY  10128                                        Business and Agricultural Affairs
                                                           (March 1993 to January 1997)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Jean Gleason Stromberg (56)        Trustee                 Consultant; Director, Financial         --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Jean C. Tempel (56)                Trustee                 Managing  Director, First Light         --
One Boston Place 23rd Floor                                Capital, LLC (venture capital firm)
Boston, MA 02108
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Steven Zaleznick (45)*             Trustee                 President and CEO, AARP Services, Inc.  --
601 E Street
Washington, D.C. 20004
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Ann M. McCreary (43) ++            Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Kathryn L. Quirk (47)+             Vice President and      Managing Director of Zurich Scudder     Director, Secretary,
                                   Assistant Secretary     Investments, Inc.                       Chief Legal Officer and
                                                                                                   Vice President
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
John R. Hebble (42)+               Treasurer               Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Caroline Pearson (38)+             Assistant Secretary     Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.; Associate,
                                                           Dechert Price & Rhoads (law firm)
                                                           1989 - 1997
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
John Millette (37)+                Vice President and      Vice President of Zurich Scudder        --
                                   Secretary               Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Thomas V. Bruns (43)#              Vice President          Managing Director of Zurich Scudder     President
                                                           Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
James M. Eysenbach (38)@           Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
William F. Glavin (41)#            Vice President          Managing Director of Zurich Scudder     Managing Director
                                                           Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
James E. Masur (40)+               Vice President          Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------
Howard S. Schneider (43)#          Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

                                       51


---------------------------------- ----------------------- --------------------------------------- -------------------------
                                                                                                   Position with
                                                                                                   Underwriter,
                                                                                                   Kemper Distributors,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Inc.
----------------------             ------------------      --------------------                    ----
---------------------------------- ----------------------- --------------------------------------- -------------------------
Brenda Lyons (37)+                 Assistant Treasurer     Senior Vice President of Zurich         --
                                                           Scudder Investments, Inc.
---------------------------------- ----------------------- --------------------------------------- -------------------------

---------------------------------- ----------------------- --------------------------------------- -------------------------

         * Ms. Coughlin and Mr. Zaleznick are considered by the Portfolios and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the Investment Company Act of 1940, as amended.

         **   Unless  otherwise  stated,  all of the Trustees and officers  have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
         +    Address:  Two International Place, Boston, Massachusetts
         ++   Address:  345 Park Avenue, New York, New York
         #    222 South Riverside Plaza, Chicago, Illinois
         @    101 California Street, San Francisco, California

The Trustees and Officers of the Trusts also serve in similar capacities with other Scudder Funds.


As of November 30, 2000, 31,434 shares in the aggregate, or 14.02% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Scudder Trust Company, Trustee for the IRA of Arthur Valla, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, 104,603 shares in the aggregate, or 46.66% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Scudder Trust Company, Trustee for the IRA of Wayne Rambo, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, 14,196 shares in the aggregate, or 6.33% of the outstanding shares of Scudder Pathway Series; Moderate Portfolio, Class AARP were held in the name of Merle and Betty Wingo. They may be deemed to be the beneficial owner of such shares.


As of November 30, 2000, 484,559 shares in the aggregate, or 15.43% of the outstanding shares of Scudder Pathway Series; Conservative Portfolio, Class S were held in the name of Union Bank, for the benefit of select omnibus, P.O. Box 85484, San Diego, CA 92186. who may deemed to be the beneficial owner of such shares.


As of November 30, 2000, 696,055 shares in the aggregate, or 22.16% of the outstanding shares of Scudder Pathway Series; Conservative Portfolio, Class S were held in the name of IBEW Local #106 Annuity Plan, Zurich Scudder Investments, Trustee, 322 James Avenue, Jamestown, NY 14701, who may deemed to be the beneficial owner of such shares.

As of November 30, 2000, all Trustees and Officers of Scudder Pathway Series; Moderate Portfolio, Scudder Pathway Series; Growth Portfolio and Scudder Pathway Series; Conservative Portfolio, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares.

To the knowledge of the Portfolios, as of November 30, 2000, no person owned beneficially more than 5% of the outstanding shares of any class of any portfolio, except as stated above.




Remuneration

Responsibilities of the Board--Board and Committee Meetings


The Board of Trustees of the Trust is responsible for the general oversight of the Portfolios' business. A majority of the Board's members are not affiliated with Zurich Scudder Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that the Portfolios are managed in the best interests of their shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Portfolios of the Trust and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Portfolios' independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee of Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Portfolios' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.


                                  REMUNERATION


Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.




SHAREHOLDER RIGHTS



The Portfolios are portfolios of Scudder Pathway Series (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of three separate portfolios: Conservative Portfolio, Moderate Portfolio (formerly Balanced Portfolio), and Growth Portfolio, all of which were organized on July 1, 1994. Each Portfolio is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C shares.


Each portfolio consists of an unlimited number of shares. The Trustees have the authority to issue additional portfolios to the Trust.

The Trustees, in their discretion, may authorize the division of shares of a Portfolio into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a Portfolio would have interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trust will vote its shares in each Underlying Scudder Fund in proportion to the vote of all other shareholders of each respective Underlying Scudder Fund.

The Declaration of Trust (the "Declaration") provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with each Portfolio's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations.


The Portfolios' activities are supervised by the Trust's Board of Trustees. The Trust adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Portfolios.


Each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined in
Section 2(b) below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.


Each share of each class of the Portfolios shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Portfolios shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Portfolios, in which case only the shareholders of such class or classes of the Portfolios shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Portfolios if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Trust and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a Portfolio's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Portfolio or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


Additional Information

Other Information


The CUSIP numbers of the classes are:

Conservative Portfolio

                  Class A: 811189-877

                  Class B: 811189-869

                  Class C: 811189-851

Moderate Portfolio

                  Class A: 811189-844

                  Class B: 811189-836

                  Class C: 811189-828

Growth Portfolio

                  Class A: 811189-810

                  Class B: 811189-794

                  Class C: 811189-786

The Portfolios have a fiscal year ending August 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of thePortfolios. These transactions will reflect investment decisions made by the Advisor in light of the Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Portfolio securities of the Portfolios are held separately pursuant to a custodian agreement, by the Portfolios' custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

The law firm of Dechert is counsel to the Portfolios.


The Trust is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with each Portfolio's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder held personally liable for the claims and liabilities which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations.

 The Portfolios' Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Portfolios have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolios and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Financial Statements


The financial statements, including the investment portfolio of the Portfolios, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolios dated August 31, 2000, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    GLOSSARY

Prospective investors should consider certain Underlying Scudder Funds may engage in the following investment practices.


Common stocks. Under normal circumstances, certain Underlying Scudder Funds invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, an Underlying Scudder Fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.


Convertible Securities. Certain Underlying Scudder Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which an Underlying Scudder Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of the smaller companies in which certain Underlying Scudder Funds may invest, may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Investing in emerging growth companies. The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, an Underlying Scudder Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.


Investments Involving Above-Average Risk. Certain Underlying Scudder Funds may purchase securities involving above-average risk. For example, an Underlying Scudder Fund has invested from time to time in relatively new companies but is limited by a non-fundamental policy that it may not invest more than 5% of its total assets in companies that, with their predecessors, have been in continuous operation for less than three years. The Underlying Scudder Fund's portfolio may also include the securities of small or little-known companies, commonly referred to as emerging growth companies, that the Advisor believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk is higher than that normally associated with larger, older companies due to the higher business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Underlying Scudder Fund allocates its investments among many companies and different industries.


The securities of such companies are often traded only over-the-counter and may not be traded in the volume typical of trading on a national securities exchange. As a result, the disposition by the Underlying Scudder Fund of holdings of such securities may require the Underlying Scudder Fund to offer a discount from recent prices or to make many small sales over a lengthy period of time. Such securities may be subject to more abrupt or erratic market movements than those typically encountered on national securities exchanges.


Investment-Grade Bonds. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, or A or Baa by Moody's or AAA, AA, A or BBB by S&P. Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A, or Baa) or by S&P (AAA, AA, A or BBB) or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent an Underlying Scudder Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower grades.

High Yield/High Risk Bonds. Certain Underlying Scudder Funds may invest in debt securities which are rated below investment-grade (commonly referred to as "junk bonds"; that is, rated below Baa by Moody's or BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities),. Generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in higher rating categories. ). The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Information regarding the ratings of debt securities and the identity of those Underlying Scudder Funds that can invest in investment-grade or below investment-grade debt securities may be found in the Ratings Appendix to this Statement of Additional Information.

Municipal Obligations. Certain Underlying Scudder Funds may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Underlying Scudder Fund has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Underlying Scudder Fund's total assets.

Municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." The return on municipal obligations is ordinarily lower than that of taxable obligations.

Zero Coupon Securities. Certain Underlying Scudder Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. (See "TAXES.")


Brady Bonds. Certain Underlying Scudder Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, and the Philippines.

Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Over $82 billion in Brady Bonds have been issued by countries in Africa and Latin America, with 90% of these Brady Bonds being denominated in U.S. dollars.


High Yield, High RiskBonds. Below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities judged to be of equivalent quality as determined by the Advisor., in which certain Underlying Scudder Funds may invest. These securities usually entailgreater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the more their risks render them like equity securities. See the Appendix to this combined Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Underlying Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Underlying Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Investment Manager not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Underlying Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Underlying Fund to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


Mortgage-Backed Securities and Mortgage Pass-Through Securities. Certain Underlying Scudder Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. An Underlying Scudder Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose an Underlying Scudder Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Underlying Scudder Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Underlying Scudder Fund because the value of the mortgage-backed securities held by the Underlying Scudder Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Underlying Scudder Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.


FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an Underlying Scudder Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Underlying Scudder Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Underlying Scudder Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayment on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.


FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. An Underlying Scudder Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Underlying Scudder Fund's total assets will be. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Underlying Scudder Fund's investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.


Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with an Underlying Scudder Fund's investment objectives and policies, the Underlying Scudder Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Scudder Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

An Underlying Scudder Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability and would be subject to the Underlying Scudder Fund's restriction on restricted or illiquid securities. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Scudder Fund to dispose of any then existing holdings of such securities.


Illiquid  Securities  and  Restricted  Securities.

The Underlying Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual limitations on resale, but that are deemed illiquid. Such securities may be

Illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Repurchase Agreements. Certain Underlying Scudder Funds may invest in repurchase agreements pursuant to their investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for an Underlying Scudder Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Underlying Scudder Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Scudder Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Scudder Fund together with the repurchase price upon repurchase. In either case, the income to the Underlying Scudder Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by an Underlying Scudder Fund subject to a repurchase agreement as being owned by the Underlying Scudder Fund or as being collateral for a loan by the Underlying Scudder Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, an Underlying Scudder Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Underlying Scudder Fund has not perfected a security interest in the Obligation, the Underlying Scudder Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Underlying Scudder Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Underlying Scudder Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case an Underlying Scudder Fund may incur a loss if the proceeds to the Underlying Scudder Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Underlying Scudder Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that an Underlying Scudder Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Repurchase  Commitments.   Certain  Underlying  Scudder  Funds  may  enter  into
repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which an Underlying Scudder Fund may purchase. Such transactions may not provide the Underlying Scudder Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.


Strategic Transactions and Derivatives. Certain Underlying Scudder Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, the Underlyinhg Scudder Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Scudder Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Scudder Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Underlying Scudder Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Underlying Scudder Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Scudder Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Underlying Scudder Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Underlying Scudder Fund, and the Underlying Scudder Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Underlying Scudder Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Underlying Scudder Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Underlying Scudder Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Underlying Scudder Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Underlying Scudder Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Underlying Scudder Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Underlying Scudder Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Underlying Scudder Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Underlying Scudder Fund to require the Counterparty to sell the option back to the Underlying Scudder Fund at a formula price within seven days. The Underlying Scudder Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Underlying Scudder Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Scudder Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Underlying Scudder Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Underlying Scudder Fund, and portfolio securities "covering" the amount of the Underlying Scudder Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Underlying Scudder Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If the Underlying Scudder Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Underlying Scudder Fund's income. The sale of put options can also provide income.

The Underlying Scudder Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Underlying Scudder Fund must be "covered" (i.e., the Underlying Scudder Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Underlying Scudder Fund will receive the option premium to help protect it against loss, a call sold by the Underlying Scudder Fund exposes the Underlying Scudder Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Underlying Scudder Fund to hold a security or instrument which it might otherwise have sold.

The Underlying Scudder Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Underlying Scudder Fund will not sell put options if, as a result, more than 50% of the Underlying Scudder Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Underlying Scudder Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Underlying Scudder Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Underlying Scudder Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Underlying Scudder Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Underlying Scudder Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Underlying Scudder Fund. If the Underlying Scudder Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Underlying Scudder Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Underlying Scudder Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on  Securities  Indices  and Other  Financial  Indices.  The  Underlying
Scudder Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Underlying Scudder Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Underlying Scudder Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.


The Underlying Scudder Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Underlying Scudder Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Underlying Scudder Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Underlying Scudder Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Underlying Scudder Fund has or in which the Underlying Scudder Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Underlying Scudder Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Underlying Scudder Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Underlying Scudder Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Underlying Scudder Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Underlying Scudder Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Scudder Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Underlying Scudder Fund is engaging in proxy hedging. If the Underlying Scudder Fund enters into a currency hedging transaction, the Underlying Scudder Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Underlying Scudder Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. The Underlying Scudder Fund may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Underlying Scudder Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Underlying Scudder Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Underlying Scudder Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Scudder Fund anticipates purchasing at a later date. The Underlying Scudder Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Underlying Scudder Fund may be obligated to pay. Interest rate swaps involve the exchange by the Underlying Scudder Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Underlying Scudder Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Scudder Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Underlying Scudder Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Underlying Scudder Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Underlying Scudder Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar  Instruments.  The  Underlying  Scudder Fund may make  investments in
Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Underlying Scudder Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Underlying Scudder Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Underlying Scudder Fund segregate  cash or liquid  assets with its  custodian  to the extent  Underlying
Scudder Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Underlying Scudder Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Underlying Scudder Fund will require the Underlying
Scudder Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Underlying Scudder Fund on an index will require the Underlying Scudder Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Underlying Scudder Fund requires the Underlying Scudder Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Underlying Scudder Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Underlying Scudder Fund to buy or sell currency will generally require the Underlying Scudder Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Underlying Scudder Fund's obligations or to segregate cash or liquid assets equal to the amount of the Underlying Scudder Fund's obligation.

OTC options entered into by the Underlying Scudder Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Underlying Scudder Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Underlying Scudder Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Underlying Scudder Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Underlying Scudder Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Underlying Scudder Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Underlying Scudder Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Underlying Scudder Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Underlying Scudder Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Underlying Scudder Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Underlying Scudder Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Underlying Scudder Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Underlying Scudder Fund. Moreover, instead of segregating cash or liquid assets if the Underlying Scudder Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


When-Issued Securities. Certain Underlying Scudder Funds may purchase securities on a "when-issued", "delayed delivery" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which is generally expressed in yield terms, is generally fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by an Underlying Scudder Fund to the issuer and no interest accrues to the Underlying Scudder Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Underlying Scudder Fund are held in cash pending the settlement of a purchase of securities, the Underlying Scudder Fund will earn no income. While such securities may be sold prior to the settlement date, the Underlying Scudder Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Underlying Scudder Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Short Sales Against the Box. Certain Underlying Scudder Funds may make short sales of common stocks if, at all times when a short position is open, an Underlying Scudder Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Underlying Scudder Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Underlying Scudder Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian.

Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Foreign  Securities.  Certain  Underlying  Scudder  Funds may  invest in foreign securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect an Underlying Scudder Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although an Underlying Scudder Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for an Underlying Scudder Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of an Underlying Scudder Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because certain Underlying Scudder Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Underlying Scudder Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Underlying Scudder Fund may incur costs in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although an Underlying Scudder Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Scudder Fund at one rate, while offering a lesser rate of exchange should the Underlying Scudder Fund desire to resell that currency to the dealer. An Underlying Scudder Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Investing in Emerging Markets. An Underlying Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Scudder Fund is uninvested and no return is earned thereon. The inability of the Underlying Scudder Fund to make intended security purchases due to settlement problems could cause the Underlying Scudder Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Underlying Scudder Fund due to subsequent declines in value of the portfolio security or, if the Underlying Scudder Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Underlying Scudder Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Scudder Fund of any restrictions on investments.

In the course of investment in emerging market debt obligations, an Underlying Scudder Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Underlying Scudder Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Underlying Scudder Fund to suffer a loss of value in respect of the securities in the Underlying Scudder Fund's portfolio.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Underlying Scudder Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Underlying Scudder Fund believes that appropriate circumstances exist, it will promptly apply to the

Commission for a determination that an emergency is present. During the period commencing from the Underlying Scudder Fund's identification of such condition until the date of the Commission action, the Underlying Scudder Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.


Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an Underlying Scudder Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Underlying Scudder Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.



          Sovereign Risk Ratings for Selected Emerging Market Countries (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

       COUNTRY                MOODY'S              STANDARD & Poor's

       Chile                  Baa1                 A-
       Turkey                 B1                   B
       Mexico                 Ba2                  BB
       Czech Republic         Baa1                 A
       Hungary                Baa3                 BBB-
       Colombia               Baa3                 BBB-
       Venezuela              Ba2                  B+
       Morocco                NR                   NR
       Argentina              Ba3                  BB
       Brazil                 B1                   BB-
       Poland                 Baa3                 BBB-
       Ivory Coast            NR                   NR


An Underlying Scudder Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Underlying Scudder Fund defaults, the Underlying Scudder Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Underlying Scudder Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by an Underlying Scudder Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Underlying Scudder Fund makes its investments. The Underlying Scudder Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Underlying Scudder Fund or to entities in which the Underlying Scudder Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Underlying Scudder Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Underlying Scudder Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.


To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America.

Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Underlying Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Underlying Scudder Fund's portfolio securities are denominated may have a detrimental impact on the Underlying Scudder Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Underlying Scudder Fund at a higher rate than those imposed by other foreign countries. This may reduce the Underlying Scudder Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in Gross Domestic Product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.


Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Underlying Scudder Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Special Considerations Affecting the Pacific Basin. Certain Underlying Scudder Funds are susceptible to political and economic factors affecting issuers in Pacific Basin countries. Many of the countries of the Pacific Basin are developing both economically and politically. Pacific Basin countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Pacific Basin countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Pacific Basin countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Basin may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Economies of individual Pacific Basin countries in which certain Underlying Scudder Funds may invest, may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.


With respect to the Peoples Republic of China and other markets in which an Underlying Scudder Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Underlying Scudder Fund's investment in that country.


Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation of Pacific Basin stock exchanges, brokers, and listed companies than in the U.S.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.


Many of the countries in which certain Underlying Scudder Funds may invest are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.


Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges.
However,   religious  and  ethnic  strife  has  been  a  significant  source  of instability.


On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.


Eastern Europe. Certain Underlying Scudder Funds may invest up to 5% of their total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers.
These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Underlying Scudder Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Underlying Scudder Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Underlying Scudder Fund's shareholders.


Investing in Europe. Most Eastern European nations in which certain Underlying Scudder Funds may invest, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War
II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.


The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (GDP) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Underlying Scudder Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


Depositary Receipts. Certain Underlying Scudder Funds may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of an Underlying Scudder Fund's investment policies, the Underlying Scudder Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Underlying Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Loan Participations and Assignments. Certain Underlying Scudder Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). An Underlying Scudder Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Underlying Scudder Fund having a contractual relationship only with the Lender and not with the borrower. The Underlying Scudder Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Underlying Scudder Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Scudder Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Underlying Scudder Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Underlying Scudder Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Underlying Scudder Fund will acquire Participations only if the Lender interpositioned between the Underlying Scudder Fund and the borrower is determined by the Advisor to be creditworthy.


When an Underlying Scudder Fund purchases Assignments from Lenders, the Underlying Scudder Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Scudder Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

An Underlying Scudder Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Underlying Scudder Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Underlying Scudder Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Underlying Scudder Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Underlying Scudder Fund to assign a value to those securities for purposes of valuing the Underlying Scudder Fund's portfolio and calculating its net asset value.

Real Estate Investment Trusts. Certain Underlying Scudder Funds invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Investment in REITs may subject an Underlying Scudder Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an Underlying Scudder Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an Underlying Scudder Fund, a shareholder will bear not only his or her proportionate share of the expenses of an Underlying Scudder Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Trust Preferred Securities. Certain Underlying Scudder Funds invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Underlying Scudder Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Underlying Scudder Funds, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether an Underlying Scudder Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Underlying Scudder Funds, to sell their holdings.


Investment Company Securities. The Underlying Scudder Funds may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Underlying Scudder Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, the Underlying Scudder Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Non-diversified investment company. Certain Underlying Scudder Funds are classified as non-diversified investment companies under the 1940 Act, which means that an Underlying Scudder Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of an Underlying Scudder Fund's assets in the securities of a small number of issuers may cause an Underlying Scudder Fund's share price to fluctuate more than that of a diversified investment company.

Precious metals. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.


Correlation of gold and gold securities. The Advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute part of certain Underlying Scudder Funds' assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.


Mining and exploration risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Asset-Indexed Securities. Certain Underlying Scudder Funds may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. An Underlying Scudder Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Underlying Scudder Fund will purchase asset-indexed securities to the extent permitted by law.


Special situation securities. From time to time, an Underlying Scudder Fund may invest in equity or debt securities issued by companies that are determined by the Advisor to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

Borrowing.

Certain Underlying Scudder Funds are authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. An Underlying Scudder Fund will borrow only when the Advisor believes that borrowing will benefit the Underlying Scudder Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Underlying Scudder Fund will involve special risk considerations. Although the principal of the Underlying Scudder Fund's borrowings will be fixed, the Underlying Scudder Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Lending of Portfolio Securities. Certain Underlying Scudder Funds may seek to increase their income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. An Underlying Scudder Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Underlying Scudder Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Corporate and Municipal Bond Ratings. The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds. Should the rating of a portfolio security held by an Underlying Scudder Fund be downgraded, the Advisor will determine whether it is in the best interest of the Underlying Scudder Fund to retain or dispose of such security.


S&P. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             SCUDDER PATHWAY SERIES:
                             CONSERVATIVE PORTFOLIO
                               MODERATE PORTFOLIO
                                GROWTH PORTFOLIO

                            PART C. OTHER INFORMATION

Item 23.           Exhibits
--------           --------

                   (a)(1)                 Declaration of Trust dated July 1, 1994 is incorporated by reference to the original Registration Statement.

                   (a)(2)                 Certificate of Amendment to Declaration of Trust dated January
                                          10, 1995, is incorporated by reference to Pre-Effective
                                          Amendment No. 1 to the Registration Statement.

                   (a)(3)                 Certificate of Amendment to Declaration of Trust dated
                                          September 16, 1996, is incorporated by reference to
                                          Pre-Effective Amendment No. 1 to Registration Statement.

                   (a)(4)                 Establishment and Designation of Shares of Beneficial Interest,
                                          $0.01 par value, Class S and Class AARP with respect to
                                          Balanced Portfolio, Conservative Portfolio and Growth Portfolio
                                          is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement.

                   (a)(5)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to
                                          Conservative Portfolio is filed herein.

                   (a)(6)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to Moderate
                                          Portfolio is filed herein.

                   (a)(7)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to Growth
                                          Portfolio is filed herein.

                   (b)(1)                 By-Laws, dated July 1, 1994, is incorporated by reference to the original Registration Statement.

                   (b)(2)                 Amendment to the By-Laws, dated November 13 ,2000 is filed herein.

                   (c)                    Inapplicable.



                   (d)                    Investment Management Agreement between the Registrant and
                                          Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement.

                   (e)(1)                 Underwriting Agreement between the Registrant and Scudder
                                          Investor Services, Inc., dated September 7, 1998, is
                                          incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement. (Previously filed as Exhibit e to
                                          Post-Effective Amendment No. 5.)

                   (e)(2)                 Underwriting Agreement between the Registrant and Scudder
                                          Investor Services, Inc., dated May 18, 2000, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                   (e)(3)                 Underwriting and Distribution Services Agreement between the
                                          Registrant and Kemper Distributors, Inc., (on behalf of
                                          Conservative Portfolio, Moderate Portfolio and Growth
                                          Portfolio) dated November 9, 2000 is filed herein.

                   (f)                    Inapplicable.

                   (g)(1)                 Custodian Contract between the Registrant and State Street Bank and Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                          Statement.

                   (g)(2)                 Amendment to Custodian Agreement between Registrant and State
                                          Street Bank and Trust Company is incorporated by reference to
                                          Post-Effective Amendment No. 6 to the Registration Statement.

                   (g)(3)                 Amendment to Custodian Agreement between Registrant and State
                                          Street Bank and Trust Company is filed herein.


                   (h)(1)(a)              Special Servicing Agreement between the Registrant, the
                                          Underlying Scudder Funds, Scudder Service Corporation, Scudder
                                          Fund Accounting Corporation, Scudder Trust Company and Scudder,
                                          Stevens & Clark, Inc. dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                          Registration Statement.

                                       2


                   (h)(1)(b)              Amendment to Special Servicing Agreement between Registrant and the Underlying Scudder Funds, Scudder Servicing Corporation,
                                          Scudder Fund Accounting Corporation, Scudder Trust Company and
                                          Scudder Stevens & Clark dated May 15,1997, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration
                                          Statement.

                   (h)(2)                 Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement.

                   (h)(3)                 Agency Agreement between the Registrant (on behalf of
                                          Conservative Portfolio, Moderate Portfolio and Growth
                                          Portfolio) and Kemper Service Company, dated November 8, 2000, is filed herein.

                   (h)(4)                 COMPASS Service Agreement between the Registrant and Scudder
                                          Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                          Statement.

                   (h)(5)(a)              Fund Accounting Services Agreement between Scudder Pathway
                                          Series: Conservative Portfolio and Scudder Fund Accounting
                                          Corporation dated November 15, 1996, is incorporated by
                                          reference to Post-Effective Amendment No. 1 to the Registration
                                          Statement.

                   (h)(5)(b)              Fund Accounting Services Agreement between Scudder Pathway
                                          Series: Balanced Portfolio and Scudder Fund Accounting
                                          Corporation dated November 14, 1996, is incorporated by
                                          reference to Post-Effective Amendment No. 1 to the Registration
                                          Statement.

                   (h)(5)(c)              Fund Accounting Services Agreement between Scudder Pathway
                                          Series: Growth Portfolio and Scudder Fund Accounting
                                          Corporation dated November 14, 1996, is incorporated by
                                          reference to Post-Effective Amendment No. 1 to the Registration
                                          Statement.

                   (h)(6)(a)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Conservative Portfolio) and Scudder
                                          Fund Accounting Corporation, dated November 13, 2000, is filed herein.

                   (h)(6)(b)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Growth Portfolio) and Scudder Fund
                                          Accounting Corporation, dated November 13, 2000, is filed
                                          herein.

                                       3

                   (h)(6)(c)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Moderate Portfolio) and Scudder Fund
                                          Accounting Corporation, dated November 13, 2000, is filed
                                          herein.

                   (h)(7)                 Administrative Agreement between the Registrant and Scudder
                                          Kemper Investments. Inc. dated September 25, 2000 is filed herein.

                   (h)(8)                 Shareholder Services Agreement between the Registrant and
                                          Kemper Distributors, Inc. dated November 13, 2000 is filed herein.

                   (h)(9)                 Amended and Restated Administrative Agreement between the
                                          Registrant and Scudder Kemper Investments. Inc. dated November
                                          13, 2000 is filed herein.

                   (i)                    Opinion and Consent of Counsel is filed herein.

                   (j)                    Consent of Independent Accountants is filed herein.

                   (k)                    Inapplicable.

                   (l)                    Inapplicable.

                   (m)(1)                 Rule 12b-1 Plan between the Registrant, on behalf of Moderate
                                          Portfolio (Class A, B and C shares),dated November 13, 2000, is filed herein.

                   (m)(2)                 Rule 12b-1 Plan between the Registrant, on behalf of
                                          Conservative Portfolio (Class A, B and C shares), dated
                                          November 13, 2000, is filed herein.

                   (m)(3)                 Rule 12b-1 Plan between the Registrant, on behalf of Growth
                                          Portfolio (Class A, B and C shares), dated November 13, 2000, is filed herein.

                   (n)(1)                 Plan with respect to Scudder Pathway Balanced Portfolio
                                          pursuant to Rule 18f-3 is incorporated by reference to
                                          Post-Effective Amendment No. 9 to the Registration Statement.

                   (n)(2)                 Plan with respect to Scudder Pathway Conservative Portfolio pursuant to Rule 18f-3 is incorporated by reference to
                                          Post-Effective Amendment No. 9 to the Registration Statement.

                   (n)(3)                 Plan with respect to Scudder Pathway Growth Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective
                                          Amendment No. 9 to the Registration Statement.

                                       4

                   (n)(4)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Balanced Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                   (n)(5)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Conservative Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the
                                          Registration Statement.

                   (n)(6)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Growth Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                   (n)(7)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Series pursuant to Rule 18f-3 is filed herein.

                   (p)(1)                 Scudder Kemper Investments, Inc. and Scudder Investor Services,
                                          Inc. Code of Ethics is incorporated by reference to
                                          Post-Effective Amendment No. 8 Exhibit p to the Registration
                                          Statement.

                   (p)(2)                 Code of Ethics of Scudder Pathway Series is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

                  All of the outstanding shares of the Registrant, representing all of the interests in the Scudder Pathway Series, on the date Registrant's Registration Statement becomes effective will be owned by Scudder Investor Services, Inc. ("The Distributor").

Item 25.          Indemnification
--------          ---------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A)      by the court or other body
                                             approving the settlement or other
                                             disposition; or

                                    (B)      based upon a review of readily
                                             available facts (as opposed to a
                                             full trial-type inquiry) by (x)
                                             vote of a majority of the
                                             Disinterested Trustees acting on
                                             the matter (provided that a
                                             majority of the Disinterested
                                             Trustees then in office act on the
                                             matter) or (y) written opinion of
                                             independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                           As used in this Section 4.3, a "Disinterested
                  Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                      Business and Other Connections of Board
                      ---------------------------------------
         Name         of Directors of Registrant's Adviser
         ----         ------------------------------------

Stephen R. Beckwith   Treasurer, Scudder Kemper Investments, Inc.**
                      Director, Kemper Service Company
                      Director, Vice President and Treasurer, Scudder Fund Accounting Corporation*
                      Director and Treasurer, Scudder Stevens & Clark Corporation**
                      Director and Chairman, Scudder Defined Contribution Services, Inc.**
                      Director and President, Scudder Capital Asset Corporation**
                      Director and President, Scudder Capital Stock Corporation**
                      Director and President, Scudder Capital Planning Corporation**
                      Director and President, SS&C Investment Corporation**
                      Director and President, SIS Investment Corporation**
                      Director and President, SRV Investment Corporation**
                      Director and Chairman, Scudder Threadneedle International Ltd.
                      Director, Scudder Kemper Holdings (UK) Ltd. oo
                      Director and President, Scudder Realty Holdings Corporation *
                      Director, Scudder, Stevens & Clark Overseas Corporation o
                      Director and Treasurer, Zurich Investment Management, Inc. xx
                      Director and Treasurer, Zurich Kemper Investments, Inc.

Lynn S. Birdsong      Director, Vice President and Chief Investment Officer, Scudder Kemper Investments,
                            Inc.**
                      Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                      Director, Scudder Investments (U.K.) Ltd. oo
                      Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                      Director and Chairman, Scudder Investments Japan, Inc. +
                      Senior Vice President, Scudder Investor Services, Inc.
                      Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                      Director, Scudder, Stevens & Clark Australia x
                      Director and Vice President, Zurich Investment Management, Inc. xx
                      Director and President, Scudder, Stevens & Clark Corporation **
                      Director and President, Scudder , Stevens & Clark Overseas Corporation o
                      Director, Scudder Threadneedle International Ltd.
                      Director, Korea Bond Fund Management Co., Ltd. @@

William H. Bolinder   Director, Scudder Kemper Investments, Inc.**
                      Member Group Executive Board, Zurich Financial Services, Inc. ##
                      Chairman, Zurich-American Insurance Company  xxx

Nicholas Bratt        Director, Scudder Kemper Investments, Inc.**
                      Vice President, Scudder, Stevens & Clark Corporation **
                      Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng     Director, Scudder Kemper Investments, Inc.**
                      Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                      Director, ZKI Holding Corporation xx

Gunther Gose          Director, Scudder Kemper Investments, Inc.**
                      CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                      CEO/Branch Offices, Zurich Life Insurance Company ##



                                       8

Rolf Huppi            Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                      Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                      Director, Chairman of the Board, Zurich Holding Company of America xxx
                      Director, ZKI Holding Corporation xx

Harold D. Kahn        Chief Financial Officer, Scudder Kemper Investments, Inc.**

Kathryn L. Quirk      Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                            Investments, Inc.**
                      Director, Vice President, Chief Legal Officer and Secretary, Kemper Distributors,
                            Inc.
                      Director and Secretary, Kemper Service Company
                      Director, Senior Vice President, Chief Legal Officer & Assistant Clerk, Scudder
                            Investor Services, Inc.
                      Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                      Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                      Director & Assistant Clerk, Scudder Service Corporation*
                      Director and Secretary, SFA, Inc.*
                      Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                      Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                      Director, Vice President and Secretary, Scudder Realty Advisers, Inc. @
                      Director and Secretary, Scudder, Stevens & Clark Corporation**
                      Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                      Director, Vice President and Secretary, Scudder Defined Contribution Services,
                            Inc.**
                      Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                      Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                      Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                      Director, Vice President and Secretary, SS&C Investment Corporation**
                      Director, Vice President and Secretary, SIS Investment Corporation**
                      Director, Vice President and Secretary, SRV Investment Corporation**
                      Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                            Services, Inc.*
                      Director, Korea Bond Fund Management Co., Ltd. @@
                      Director, Scudder Threadneedle International Ltd.
                      Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                      Director, Scudder Investments Japan, Inc. +
                      Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                      Director and Secretary, Zurich Investment Management, Inc. xx


                                       9

Edmond D. Villani     Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      President and Director, Scudder, Stevens & Clark Overseas Corporation o
                      President and Director, Scudder, Stevens & Clark Corporation**
                      Director, Scudder Realty Advisors, Inc.  @
                      Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of
                            Luxembourg
                      Director, Scudder Threadneedle International Ltd.
                      Director, Scudder Investments Japan, Inc. +
                      Director, Scudder Kemper Holdings (UK) Ltd. oo
                      President and Director, Zurich Investment Management, Inc. xx
                      Director and Deputy Chairman, Scudder Investment Holdings Ltd.

     *    Two International Place, Boston, MA
       @  333 South Hope Street, Los Angeles, CA
     **   345 Park Avenue, New York, NY
     #    Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
     ***  Toronto, Ontario, Canada
      @@@ Grand Cayman, Cayman Islands, British West Indies
      o   20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
     ###  1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
     xx   222 S. Riverside, Chicago, IL
     xxx  Zurich Towers, 1400 American Ln., Schaumburg, IL
     @@   P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
     ##   Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
          One South Place, 5th Floor, London EC2M 2ZS England
     ooo  One Exchange Square, 29th Floor, Hong Kong
     +    Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
     x    Level 3, Five Blue Street, North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          ----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

    (1)                               (2)                                     (3)

 Scudder Investor Services, Inc.         Position and Offices with               Positions and
        Name and Principal            Scudder Investor Services, Inc.       Offices with Registrant
         Business Address             -------------------------------       -----------------------
         ----------------

     Lynn S. Birdsong                  Senior Vice President                   None
     345 Park Avenue
     New York, NY 10154-0010

     Ann P. Burbank                    Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Mark S. Casady                    President, Director and Assistant       None
     Two International Place           Treasurer
     Boston, MA  02110-4103

     Linda C. Coughlin                 Director and Senior Vice President      Trustee and President
     Two International Place
     Boston, MA  02110-4103

     Scott B. David                    Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Richard W. Desmond                Vice President                          None
     345 Park Avenue
     New York, NY  10154-0010

     William F. Glavin                 Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Robert J. Guerin                  Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     John R. Hebble                    Assistant Treasurer                     Treasurer
     Two International Place
     Boston, MA  02110-4103

     James J. McGovern                 Chief Financial Officer and Treasurer   None
     345 Park Avenue
     New York, NY  10154-0010

     Kimberly S. Nassar                Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Gloria S. Nelund                  Vice President                          None
     345 Park Avenue
     New York, NY 10154-0010

     Lorie C. O'Malley                 Vice President                          None
     Two International Place
     Boston, MA 02110-4103



                                       11


 Scudder Investor Services, Inc.         Position and Offices with               Positions and
        Name and Principal            Scudder Investor Services, Inc.       Offices with Registrant
         Business Address             -------------------------------       -----------------------
         ----------------

     Caroline Pearson                  Clerk                                   Assistant Secretary
     Two International Place
     Boston, MA  02110-4103

     Kevin G. Poole                    Vice President                          None
     Two International Place
     Boston, MA  02110-4103

     Kathryn L. Quirk                  Director, Senior Vice President, Chief  Vice President and
     345 Park Avenue                   Legal Officer and Assistant Clerk       Assistant Secretary
     New York, NY  10154-0010

     Howard S. Schneider               Vice President                          None
     Two International Place
     Boston, MA 02110-4103

     Linda J. Wondrack                 Vice President and Chief Compliance     None
     Two International Place           Officer
     Boston, MA  02110-4103

         (c)

                     (1)                     (2)                 (3)                 (4)                 (5)
                                       Net Underwriting    Compensation on
              Name of Principal         Discounts and        Redemptions          Brokerage             Other
                 Underwriter             Commissions       And Repurchases       Commissions        Compensation
                 -----------             -----------       ---------------       -----------        ------------

               Scudder Investor              None                None                None               None
                Services, Inc.

         (d)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares (on behalf of the Class A, B and C shares of Conservative Portfolio, Moderate Portfolio and Growth Portfolio) and acts as principal underwriter of the Scudder Kemper Funds.

         (e)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)


                                Positions and Offices with                   Positions and
         Name                   Kemper Distributors, Inc.                    Offices with Registrant
         ----                   -------------------------                    -----------------------

         Thomas V. Bruns        President                                    None



                                       12

         Linda C. Coughlin      Director and Vice Chairman                   None

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None

         Linda J. Wondrack      Vice President and Chief Compliance Officer  Vice President

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          Vice President and Secretary

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        President

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            None

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         Scott B. David         Vice President                               None

(f)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank

         & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103. Records relating to the duties of the Registrant's pricing agent are maintained by Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103. Records relating to the duties of the Registrant's underwriter are maintained by Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 22nd day of December 2000.

                                            SCUDDER PATHWAY SERIES

                                            By /s/ John Millette
                                               -----------------
                                               John Millette
                                               Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/ Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee and President (Chief                 December 22, 2000
                                            Executive Officer)

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      December 22, 2000

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      December 22, 2000

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Trustee                                      December 22, 2000

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      December 22, 2000

/s/ Joan E. Spero
--------------------------------------
Joan E. Spero*                              Trustee                                      December 22, 2000

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      December 22, 2000

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      December 22, 2000

/s/ Steven Zaleznick
--------------------------------------
Steven Zaleznick*                           Trustee                                      December 22, 2000

/s/ John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          December 22, 2000

*By:     /s/ John Millette
         -----------------
         John Millette**
         Secretary

**Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-
Effective Amendment No. 9 to the Registration Statement, as filed on July 14, 2000.

                                                               File No. 33-86070
                                                               File No. 811-8606


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 11
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 13
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             SCUDDER PATHWAY SERIES

                             SCUDDER PATHWAY SERIES

                                  EXHIBIT INDEX

                                 Exhibit (a)(5)

                                 Exhibit (a)(6)

                                 Exhibit (a)(7)

                                 Exhibit (b)(2)

                                 Exhibit (e)(3)

                                 Exhibit (g)(3)

                                 Exhibit (h)(3)

                                Exhibit (h)(6)(a)

                                Exhibit (h)(6)(b)

                                Exhibit (h)(6)(c)

                                 Exhibit (h)(7)

                                 Exhibit (h)(8)

                                 Exhibit (h)(9)

                                   Exhibit (i)

                                   Exhibit (j)

                                 Exhibit (m)(1)

                                 Exhibit (m)(2)

                                 Exhibit (m)(3)

                                 Exhibit (n)(7)



                                        2